Exhibit 10.19 ONE GAS, INC. 401(k) PLAN AS AMENDED AND RESTATED Effective January 1, 2018

ONE GAS, INC. 401(k) PLAN AS AMENDED AND RESTATED Effective January 1, 2018 TABLE OF CONTENTS Page ARTICLE Number ARTICLE I. DEFINITIONS ............................................................................................................... 2 1. 401(k) Contribution ............................................................................................................ 2 2. 401(k) Contribution Account .............................................................................................. 2 3. Accrued Benefit .................................................................................................................. 2 4. Actual Deferral Percentage ................................................................................................. 2 5. Affirmative Election ........................................................................................................... 2 6. After-Tax Deposits ............................................................................................................. 2 7. Applicable Individual ......................................................................................................... 3 8. Automatic Contribution Arrangement ................................................................................ 3 9. Bargaining Unit Employee ................................................................................................. 3 10. Bargaining Unit Participant ................................................................................................ 3 11. Board or Board of Directors ............................................................................................... 3 12. Catch-Up Contribution ....................................................................................................... 3 13. Code .................................................................................................................................... 3 14. Committee ........................................................................................................................... 3 15. Company ............................................................................................................................. 3 16. Company Matching Contributions ..................................................................................... 3 17. Compensation ..................................................................................................................... 4 18. Controlled Affiliate Business Organization ........................................................................ 5 19. Designation Date................................................................................................................. 5 20. Dividends ............................................................................................................................ 5 21. ERISA ................................................................................................................................. 5 22. ESOP Dividend Distribution .............................................................................................. 5 23. ESOP Dividend/401(k) Deferrable Amount ....................................................................... 6 24. ESOP Dividend Distribution/Additional Deferral .............................................................. 6 25. ESOP Dividend Distribution/Additional Deferral Contribution ........................................ 6 26. ESOP Dividends ................................................................................................................. 6 27. Effective Date ..................................................................................................................... 6 28. Elective Deferrals ............................................................................................................... 6 i

29. Employee ............................................................................................................................ 6 30. Employee Contribution Account ........................................................................................ 7 31. Employee Stock Ownership Plan ....................................................................................... 7 32. Employer Contribution Account ......................................................................................... 7 33. Excess Aggregate Contributions ......................................................................................... 7 34. Excess Contributions .......................................................................................................... 7 35. Excess Deferrals ................................................................................................................. 7 36. Group A Bargaining Unit Participant ................................................................................. 7 37. Group B Bargaining Unit Participant ................................................................................. 7 38. Highly Compensated Employee ......................................................................................... 8 39. Hours of Service ................................................................................................................. 8 40. Independent Contractor....................................................................................................... 9 41. KGS 401(k) Thrift Plan ...................................................................................................... 9 42. Leased Employee ................................................................................................................ 9 43. Matching Contribution Percentage ..................................................................................... 9 44. Matching Contributions .................................................................................................... 10 45. Non-Bargaining Unit Employee ....................................................................................... 10 46. Non-Bargaining Unit Participant ...................................................................................... 10 47. One-Year Break in Service ............................................................................................... 10 48. ONEOK ............................................................................................................................ 10 49. ONEOK, Inc. 401(k) Plan................................................................................................. 10 50. Participant ......................................................................................................................... 10 51. Participant Account........................................................................................................... 10 52. Plan ................................................................................................................................... 10 53. Plan Year........................................................................................................................... 10 54. Pre-1987 Employee Contribution Account....................................................................... 11 55. Pre-1999 KGS 401(k) Thrift Plan Account ...................................................................... 11 56. Pre-1999 ONEOK Thrift Plan Account ............................................................................ 11 57. Prior ONEOK, Inc. Thrift Plan ......................................................................................... 11 58. Qualified Default Investment Alternative......................................................................... 11 59. Qualified Matching Contributions .................................................................................... 11 60. Qualified Nonelective Contributions ................................................................................ 11 61. Qualified Reservist Distribution ....................................................................................... 11 62. Qualifying Employer Stock (and/or Qualifying Employer Security(ies) ......................... 11 63. Reduction in Compensation .............................................................................................. 12 64. Roth 401(k) Elective Deferral........................................................................................... 12 65. Roth 401(k) Elective Deferral Account ............................................................................ 12 66. Salaried Employee ............................................................................................................ 12 67. Section 16 Person.............................................................................................................. 12 ii

68. Separate Section 72(d) Employee Contribution Account ................................................. 12 69. Severance of Employment ................................................................................................ 12 70. Sponsor Committee........................................................................................................... 12 71. Spouse ............................................................................................................................... 12 72. Subsidiary (and Subsidiaries) ........................................................................................... 13 73. Subsidiary Corporation ..................................................................................................... 13 74. Transferred KGS 401(k) Thrift Plan Account .................................................................. 13 75. Trust .................................................................................................................................. 13 76. Trustee .............................................................................................................................. 13 77. USERRA ........................................................................................................................... 13 78. Year of Service ................................................................................................................. 13 ARTICLE II. ELIGIBILITY AND PARTICIPATION .................................................................... 14 1. Eligibility .......................................................................................................................... 14 2. Commencement of Participation ...................................................................................... 14 3. Participation Voluntary ..................................................................................................... 15 4. Confirmation of Participation ........................................................................................... 15 5. Duration of Participation .................................................................................................. 15 6. Reentry of Participant ....................................................................................................... 15 7. Breaks in Service .............................................................................................................. 15 8. Maternity and Paternity Absences .................................................................................... 15 9. Eligibility in Case of Merger, Consolidation or Acquisition ............................................ 16 10. Participant Military Service .............................................................................................. 16 11. Transfer or Sponsorship of Plan ....................................................................................... 17 ARTICLE III. CONTRIBUTIONS FOR PARTICIPANT 401(K) SALARY REDUCTIONS ....... 18 1. 401(k) Contributions ......................................................................................................... 18 2. Cash or Deferral Election ................................................................................................. 18 3. Roth 40l(k) Elective Deferrals .......................................................................................... 22 4. ESOP Dividend Distribution/Additional Deferral Contribution ...................................... 24 5. Time of Contribution ........................................................................................................ 24 6. USERRA ........................................................................................................................... 25 7. USERRA; Treatment of Differential Wage Payments ..................................................... 25 8. Heart Act Provisions ......................................................................................................... 25 ARTICLE IV. AFTER-TAX PARTICIPANT CONTRIBUTIONS ................................................. 28 1. Percentage of After-Tax Deposits..................................................................................... 28 2. Change of Percentage of After-Tax Deposits ................................................................... 29 3. Deposit by Payroll Deduction ........................................................................................... 29 4. Transfer to Trust ............................................................................................................... 29 iii

5. USERRA ........................................................................................................................... 29 ARTICLE V. ROLLOVERS, TRANSFERRED ACCOUNTS ........................................................ 30 1. Rollover of Distributions from Plan ................................................................................. 30 2. Rollover from Other Plans of the Company ..................................................................... 30 3. Trust to Trust Transfers From Other Plans of The Company ........................................... 30 4. Direct Rollovers ................................................................................................................ 31 5. Rollover of Nontaxable Distributions ............................................................................... 33 6. Trust to Trust Transfers From Plans of Other Employers ................................................ 33 7. Separately Accounted For Rollovers From Other Plans ................................................... 34 8. Rollover to IRA for Non-Spouse Beneficiary .................................................................. 34 9. Transfer to Foreign Trust Disallowed ............................................................................... 34 10. Automatic Rollover by Participants or Inactive Participants............................................ 34 ARTICLE VI. SUSPENSION OF SALARY REDUCTIONS, DEPOSITS ..................................... 35 1. Suspension of Reduction in Compensation or After-Tax Deposits by Participant for Deficiency in Compensation ......................................................................................................... 35 2. Reinstatement of Voluntarily Suspended Reduction in Compensation or After-Tax Deposits ........................................................................................................................................ 35 ARTICLE VII. COMPANY MATCHING CONTRIBUTIONS ...................................................... 36 1. Company Matching Contributions ................................................................................... 36 2. Participant’s Matching Contribution Account .................................................................. 37 3. Re-entry of Participant ...................................................................................................... 37 4. USERRA ........................................................................................................................... 38 ARTICLE VIII. LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS ............ 39 1. General .............................................................................................................................. 39 2. Limitation on Elective Deferrals; Catch-Up Contributions .............................................. 39 3. Actual Deferral Percentage Limitations ........................................................................... 39 4. Limitations on Company Matching Contributions ........................................................... 40 5. Separate Application of Limitations ................................................................................. 40 6. Limitation on Allocations, Annual Additions................................................................... 41 7. No Return or Diversion of Contributions Except for Mistake .......................................... 45 8. Distribution of Excess Deferrals ....................................................................................... 45 9. Excess 40l(k) Contributions.............................................................................................. 45 10. Excess Aggregate Contributions ....................................................................................... 47 11. Qualified Nonelective and Matching Contributions ......................................................... 48 12. Plan Not Dependent Upon Earnings; Company Contributions Limited to Earnings ....... 49 13. Maximum Contribution .................................................................................................... 50 14. Application of Dollar Leveling Method. .......................................................................... 50 iv

15. Income Allocable to Excess Contributions ....................................................................... 51 ARTICLE IX. INVESTMENT PROVISIONS ................................................................................. 52 1. Participant Directed Investment........................................................................................ 52 2. Time of Action by Trustee on Investments ...................................................................... 56 3. Participant Rights as to Options, Rights, and Warrants .................................................... 56 4. Redemption of Nontransferable Securities ....................................................................... 57 5. Manner of Holding Cash and Securities ........................................................................... 57 6. Voting of Shares ............................................................................................................... 57 7. Tender Offers .................................................................................................................... 58 8. Section 16 Person Limitations; Discretionary Transactions ............................................. 59 9. Employee Stock Ownership Plan (ESOP) ........................................................................ 59 10. Investment Diversification of Investments ....................................................................... 61 11. No Guarantee or Indemnity. ............................................................................................. 64 ARTICLE X. CREDITS AND CHARGES TO A PARTICIPANT’S ACCOUNT ......................... 65 1. General Charges and Credits ............................................................................................ 65 2. ESOP Dividend Distributions ........................................................................................... 65 3. Calculation of Charges and Credits to Participant Accounts ............................................ 66 4. Commissions, Taxes, and Charges on Security Purchases and Sales ............................... 66 5. Investment Management Fees .......................................................................................... 66 6. Allocation of Plan Administrative Expenses .................................................................... 67 7. Calculation of Credits for Redemption ............................................................................. 67 8. Taxes ................................................................................................................................. 67 ARTICLE XI. VESTING AND LIQUIDATION OF ACCOUNTS ................................................ 68 1. Vesting of Participant and Company Contributions ......................................................... 68 2. Withdrawals ...................................................................................................................... 68 3. Distribution of Participant Accounts ................................................................................ 68 4. Time of Distribution ......................................................................................................... 69 5. ESOP Employer Stock Distributions ................................................................................ 70 6. Participant Election to Defer Distribution ........................................................................ 70 7. Individual Retirement Account Distributions ................................................................... 70 8. Sequence of Deferred Distribution of Accounts ............................................................... 71 9. Required Deferred Distribution at Age 70½ ..................................................................... 71 10. Distribution of Deferred Accounts at Death of Participant .............................................. 71 11. Required Distributions. ..................................................................................................... 71 12. Form of Distributions........................................................................................................ 76 13. Participant’s Right to Demand Employer Securities ........................................................ 76 14. Qualified Domestic Relations Orders; Distributions ........................................................ 76 v

ARTICLE XII. WITHDRAWALS, DISTRIBUTIONS, PLAN LOANS......................................... 78 1. Hardship Withdrawals from 401(k) Contribution Account .............................................. 78 2. Participant Withdrawals of After-Tax Deposits ............................................................... 79 3. Withdrawal Penalty........................................................................................................... 80 4. Participant Withdrawals of Matching Contributions or Other Amounts .......................... 80 5. Sequence of Permitted Withdrawals ................................................................................. 80 6. Distribution Upon Severance From Employment ............................................................ 80 7. Voluntary Withdrawal After Age Fifty-Nine and One-Half (59½) .................................. 81 8. Distributions in Certain Events ......................................................................................... 81 9. ESOP Dividend Distributions ........................................................................................... 81 10. No Withdrawal of Deferred Account................................................................................ 81 11. Limited Withdrawal Rights; Pre-1999 KGS 401(k) Thrift Plan Account ........................ 82 12. Qualified Reservist Distribution ....................................................................................... 83 13. Suspension During Approved Leave of Absence ............................................................. 83 14. Effect of Termination or Suspension of Participation ...................................................... 83 15. No Forfeiture for Suspension or Termination................................................................... 84 16. Termination of Plan .......................................................................................................... 84 17. Valuation of Securities...................................................................................................... 84 18. Plan Loans......................................................................................................................... 84 19. No Withdrawal of Loan Amount ...................................................................................... 85 ARTICLE XIII. BENEFICIARIES IN THE EVENT OF DEATH .................................................. 86 1. Surviving Spouse as Primary Beneficiary ........................................................................ 86 2. Election and Consent to Alternate Beneficiary or Beneficiaries ...................................... 86 3. Designation of Beneficiary or Beneficiaries ..................................................................... 86 4. Payment and Distribution to Beneficiary or Beneficiaries ............................................... 87 5. Rollover to IRA For Non-Spouse Beneficiary ................................................................. 87 6. Death Benefits; Qualified Active Military Service........................................................... 87 7. Death or Disability Resulting from Active Military Service; Treatment Allowed ........... 87 ARTICLE XIV. SUBSIDIARIES ..................................................................................................... 88 ARTICLE XV. ADMINISTRATION ............................................................................................... 89 1. ONE Gas, Inc. Benefits Committee & ONE Gas, Inc. Benefit Plan Sponsor Committee 89 2. Trust, Trustee and Committee .......................................................................................... 90 3. Plan Fiduciaries................................................................................................................. 91 4. Action by the Committee .................................................................................................. 91 5. Costs of Plan Administration ............................................................................................ 91 6. Uniform and Nondiscriminatory Application ................................................................... 92 7. Summary Plan Description; Claims Procedures ............................................................... 92 vi

8. Electronic Medium Notices and Elections; ERISA Disclosure and Reporting ................ 95 9. Recognition of Agency Relationships .............................................................................. 95 10. Valuation of Trust Assets ................................................................................................. 95 11. Allocation and Delegation of Committee Responsibilities ............................................... 95 12. Audit ................................................................................................................................. 96 13. Annual Reports ................................................................................................................. 96 ARTICLE XVI. NOTICES AND OTHER COMMUNICATIONS ................................................. 97 1. Delivery of Notices and Other Documents ....................................................................... 97 2. Delivery of Communications by Participants ................................................................... 97 ARTICLE XVII. NON-ASSIGNABILITY ...................................................................................... 98 1. General .............................................................................................................................. 98 2. Loans ................................................................................................................................. 98 3. Qualified Domestic Relations Orders ............................................................................... 98 ARTICLE XVIII. TERMS OF EMPLOYMENT UNAFFECTED .................................................. 99 ARTICLE XIX. CONSTRUCTION OF PLAN .............................................................................. 100 ARTICLE XX. TOP-HEAVY RULES ........................................................................................... 101 1. Minimum Contribution ................................................................................................... 101 2. Rate of Minimum Contribution ...................................................................................... 101 3. Top-Heavy Status Determination ................................................................................... 101 4. Vesting ............................................................................................................................ 102 5. Definitions ...................................................................................................................... 102 ARTICLE XXI. TRANSFERRED SUBSIDIARY PLAN ACCOUNTS ....................................... 104 1. General ............................................................................................................................ 104 2. Separate Accounting and Accrual ................................................................................... 104 3. Other Plan Provisions Applicable ................................................................................... 104 4. Distributions.................................................................................................................... 104 5. Consent of Distribution ................................................................................................... 105 6. Time of Distribution ....................................................................................................... 105 7. Qualified Joint and Survivor Annuity; Qualified Preretirement Survivor Annuity........ 105 8. Notices; Waiver Election ................................................................................................ 106 9. Definitions; and Applicable Rules .................................................................................. 108 ARTICLE XXII. NGC PROFIT SHARING/401(K) SAVINGS PLAN TRANSFERRED ACCOUNTS .................................................................................................................................... 109 PART A. GENERAL PROVISIONS/ADMINISTRATION OF TRANSFERRED NGC ACCOUNTS .................................................................................................................................... 109 vii

1. General ............................................................................................................................ 109 2. Separate Accounting and Accrual ................................................................................... 109 3. Other Plan Provisions Applicable ................................................................................... 109 PART B. TRANSFERRED NGC ACCOUNTS; RETIREMENT BENEFITS .............................. 109 PART C. TRANSFERRED NGC ACCOUNTS; DISABILITY BENEFITS ................................. 110 1. Disability Benefits .......................................................................................................... 110 2. Total and Permanent Disability Determined .................................................................. 110 PART D. TRANSFERRED NGC ACCOUNTS; SEVERANCE BENEFITS ............................... 110 PART E. TRANSFERRED NGC ACCOUNTS; DEATH BENEFITS .......................................... 110 PART F. TRANSFERRED NGC ACCOUNTS; TIME AND FORM OF PAYMENT OF BENEFITS ......................................................................................................................................................... 111 1. Time of Payment ............................................................................................................. 111 2. Standard and Alternative Forms of Benefit for Participants........................................... 112 3. Standard and Alternative Forms of Death Benefit.......................................................... 114 4. Cash-Out of Benefit ........................................................................................................ 116 5. Direct Rollover Election ................................................................................................. 116 6. Benefits from Account Balances .................................................................................... 116 7. Commercial Annuities .................................................................................................... 116 8. Present Value Determinations ........................................................................................ 117 9. Unclaimed Benefits......................................................................................................... 117 10. Claims Review ................................................................................................................ 117 PART G. TRANSFERRED NGC ACCOUNTS; IN-SERVICE WITHDRAWALS ..................... 117 1. In-Service Withdrawals .................................................................................................. 117 2. Restriction on In-Service Withdrawals ........................................................................... 118 3. Withdrawal Exception Following Termination .............................................................. 119 PART H. DEFINITIONS ............................................................................................................... 119 1. Annuity Starting Date ..................................................................................................... 119 2. Eligible Surviving Spouse .............................................................................................. 119 3. Normal Retirement Date ................................................................................................. 119 4. Transferred NGC After-Tax Account ............................................................................. 119 5. Transferred NGC Before-Tax Account .......................................................................... 120 6. Transferred NGC Rollover Contribution Account ......................................................... 120 7. Vested Interest ................................................................................................................ 120 ARTICLE XXIII. MODIFICATION AND TERMINATION ........................................................ 121 1. Amendment and Termination of Plan ............................................................................. 121 viii

2. Limit to Effect of Modification ...................................................................................... 121 3. Participant Rights in Case of Modification..................................................................... 121 4. Nonforfeitability ............................................................................................................. 121 5. Termination Distributions ............................................................................................... 121 6. Transfer or Sponsorship of Plan ..................................................................................... 122 ARTICLE XXIV. ONEOK 401(K) PLAN TRANSFER PROVISIONS ....................................... 123 1. Definitions ...................................................................................................................... 123 2. Trust to Trust Transfer .................................................................................................... 124 3. Crediting of Service ........................................................................................................ 124 4. Recognition of Elections ................................................................................................. 124 ix

ONE GAS, INC. 401(K) PLAN INTRODUCTORY STATEMENT This Plan document is the ONE Gas, Inc. 401(k) Plan, established and maintained for ONE Gas Employees and Former ONE Gas Employees (as such terms are defined in Article XXIV), effective for periods after December 31, 2013. On November 13, 2013, in anticipation of the separation of ONE Gas, Inc. from ONEOK, Inc., the Board of Directors of ONEOK, Inc. approved the (1) the establishment, effective January 1, 2014, of a 401(k) plan that was substantially similar to the ONEOK, Inc. 401(k) Plan for the benefit of ONE Gas Employees and Former ONE Gas Employees; (2) the exclusion of ONE Gas Employees and Former ONE Gas Employees from participating in the ONEOK, Inc. 401(k) Plan for periods after December 31, 2013; and (3) the transfer of liabilities for ONE Gas Employees and Former ONE Gas Employees who were participants in the ONEOK, Inc. 401(k) Plan to this Plan, effective January 1, 2014. By unanimous consent, the Board of Directors of ONE Gas approved the adoption of this Plan, effective January 1, 2014, for the benefit of ONE Gas Employees and Former ONE Gas Employees. Effective January 1, 2014, all transferred liabilities attributable to ONE Gas Employees and Former ONE Gas Employees under the ONEOK, Inc. 401(k) Plan were accepted by this Plan. ONE Gas, Inc. (acting directly or through its affiliates) intended to cause this Plan to recognize and maintain all then ONEOK, Inc. 401(k) Plan elections, including, but not limited to, deferral, investment, and payment form elections, dividend elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to ONE Gas Employees and Former ONE Gas Employees. The IRS issued a favorable determination letter on October 22, 2013 with respect to the most recent restatement of the ONEOK, Inc. 401(k) Plan. The terms and conditions of this Plan at that time were substantially the same as the terms and conditions of the ONEOK Inc. 401(k) Plan at that time. However, Article XXIV to the Plan sets forth additional rules applicable to ONE Gas Employees and Former ONE Gas Employees who were participants in the ONEOK Inc. 401(k) Plan (hereinafter called “Transferred Participants”). No individual is entitled to a benefit under both this Plan and the ONEOK, Inc. 401(k) Plan. The IRS issued a favorable determination letter on this Plan on November 3, 2017, with respect to the most recent restatement of the Plan effective January 1, 2017. This amendment and restatement is effective January 1, 2018, except as otherwise provided herein or by applicable law. The purposes of the Plan and the Trust established thereunder are to provide for deferred compensation and benefits for eligible employees through a qualified profit-sharing plan and, in part, with respect to the investment in securities of ONE Gas, Inc., through an employee stock ownership plan, which constitutes a qualified stock bonus plan. The Plan is intended in all respects to be qualified under the requirements of Section 401(a) and other applicable sections of the Internal Revenue Code of 1986, as amended, and the Plan shall be interpreted, wherever possible, to comply with the terms of the aforementioned laws, and all regulations and rulings issued thereunder. 1

ARTICLE I. DEFINITIONS As used in this Plan, unless otherwise required by the context, the following words and phrases shall have the meanings indicated: PARAGRAPH 401(k) Contribution The amount contributed by the Company in accordance with paragraphs 1., 2., and 3. of Article III. 401(k) Contribution Account The account of a Participant established and maintained for 401(k) Contributions of the Company made for such Participant in accordance with paragraph 2. of Article III. Accrued Benefit The balance of all accounts established and maintained for a Participant pursuant to this Plan. The Accrued Benefit shall include amounts transferred to the Plan in connection with the spinoff of certain assets and liabilities from the ONEOK, Inc. 401(k) Plan. A Participant’s Accrued Benefit from Company contributions as of any applicable date is the excess, if any, of the Accrued Benefit of such Participant as of such date over the Accrued Benefit of such Participant derived from contributions made by such Participant on such date; and the Accrued Benefit derived from contributions made by a Participant as of any applicable date is the balance of the Participant’s Accounts consisting only of his/her contributions and the income, expenses, gains and losses attributable thereto. Actual Deferral Percentage The Actual Deferral Percentage for a specified group of Employees (either Highly Compensated Employees or all other Employees eligible to participate in this Plan who are not Highly Compensated Employees) for a Plan Year is the average of the ratios, calculated separately for each employee in such group, of the amount of the Employer’s 401(k) Contribution paid on behalf of each such Employee for the Plan Year to such Employee’s Compensation for the Plan Year. The Employer may, from time to time in its discretion, and to the extent permitted by Section 401(k) of the Code, calculate such ratios by adding to the 401(k) Contribution for such Employee the Matching Contribution paid for the benefit of such Employee and qualified nonelective contributions (within the meaning of Code Section 401(m)(4)(C)). Affirmative Election An election for a Reduction in Compensation submitted by a Participant to the Plan Administrator in accordance with Article III, Paragraphs 2.A.1.a., 2.A.3., and 2.A.4; 2.B.1.a., 2.B.1.d., and 2.B.1.e.; or 2.B.2.a.i, 2.B.2.d and 2.B.2.e that provides for a specific Reduction in Compensation, including an affirmative election to elect no Reduction in Compensation. After-Tax Deposits The deposits and contributions of Participants made to this Plan pursuant to paragraph 1. of Article IV. 2

Applicable Individual An Applicable Individual is (i) any Participant in the Plan, (ii) any beneficiary who has an account under the Plan with respect to which the beneficiary is entitled to exercise the rights of a Participant. Automatic Contribution Arrangement The provisions described by Article III, Paragraph 2.A.1.b and 2.B.2.a.ii. Bargaining Unit Employee Any Employee who is represented by a collective bargaining unit which includes Group A Bargaining Unit Employees and Group B Bargaining Unit Employees; with “Group A Bargaining Unit Employees”, meaning any Employee who is represented by Locals 12561, 13417, and 14228, of the United Steel Workers; and “Group B Bargaining Unit Employees”, meaning any Employee who is represented by Local 304 of the International Brotherhood of Electrical Workers. Bargaining Unit Participant Any Participant who is a Bargaining Unit Employee. Board or Board of Directors The Board of Directors of the Company. Catch-Up Contribution Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by a Participant who is age fifty (50) or over by the end of the taxable year, pursuant to Code Section 414(v). Code The Internal Revenue Code of 1986, as amended. Committee The ONE Gas, Inc. Benefits Committee authorized by the Board of Directors to administer the Plan in accordance with paragraph 1. of Article XV hereof. For clarity, any reference in the Plan to the “Committee,” refers to the ONE Gas, Inc. Benefits Committee. The ONE Gas, Inc. Benefit Plan Sponsor Committee will be separately referred to as the “Sponsor Committee.” Company ONE Gas, Inc., an Oklahoma corporation, and its Subsidiaries. Company Matching Contributions The matching contribution made by the Company pursuant to Article VII of the Plan with respect to the Reductions in Compensation and After-Tax Deposits of the Participant. 3

Compensation A. Non-Bargaining Unit Participants. The total annual base salary plus any lump sum merit pay and promotion awards, gainshare awards, cash incentive compensation, commissions, overtime pay, and shift differentials paid to a Participant by the Company, but excluding amounts contributed by the Company or deferred by the Participant under a plan of deferred compensation to the extent that such contributions or deferrals are not includible in gross income of the Participant for the taxable year in which contributed or deferred. Provided, that any reduction in salary elected and deferred by the Participant under the cash or deferred arrangement of Article III of the Plan or under Code Sections 125, 132(f)(4), 402(e)(8) and 457 pursuant to the employee benefit plans of the Company shall be included in determining compensation hereunder. For purposes of this definition incentive compensation shall be treated as paid to a Participant at the time of actual payment. Provided, further, that the annual compensation of each Participant taken into account under this Plan for any year shall not exceed two hundred seventy-five thousand dollars ($275,000) in the years beginning after December 31, 2017 (such two hundred seventy- five thousand dollars ($275,000) amount to be adjusted to reflect increases in the cost-of-living in accordance with Code Sections 401(a)(17) and 415(d)). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. B. Bargaining Unit Participants. For Bargaining Unit Participants the term “Compensation” for purposes of this Plan shall include “Adjusted Total Compensation” and “Annual Compensation,” defined as follows: “Adjusted Total Compensation” shall mean an active Bargaining Unit Participant’s Annual Compensation unreduced by overtime, bonuses, and commissions. “Annual Compensation” shall mean the base salary or wage paid to an active Bargaining Unit Participant during a calendar year by the Company, exclusive of overtime, bonuses, commissions, the value of group life insurance in excess of $50,000, reimbursement for moving expenses or tuition, or any other payments made by the Company on behalf of an Employee under any other deferred compensation or welfare plan. “Annual Compensation” for any Group B Bargaining Unit Employee who is represented by Local 304 and Local 1523 of the International Brotherhood of Electrical Workers shall include the base salary or wage paid to such an active Group B Bargaining Unit Employee during a calendar year by the Company plus overtime, shift differential, call out, call out 7th day, FLSA OT ADJ, meal not eaten, OT double time, OT straight time, OT time and one-half, overtime, standby half pay, standby quarter pay and all earning elements included in compensation for purposes of the Plan prior to such date. Annual Compensation shall be such amount prior to any payroll reduction for a Participant Reduction in Compensation or amounts excludible from the Employee’s gross income under Code Sections 125, 132(f)(4), 402(e)(8) and 457. The Annual Compensation and Adjusted Total Compensation of each active Bargaining Unit Participant taken into account for determining all benefits provided under the Plan shall not exceed $275,000 as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of- living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. Provided, further, that the annual compensation of each Participant taken into account under Plan shall not exceed $275,000 and such $275,000 amount shall be adjusted to reflect increases in the cost-of-living in accordance with Code Sections 401(a)(17) and 415(d). 4

If a determination period consists of fewer than 8 months, the Annual Compensation and Adjusted Total Compensation limit is an amount equal to the otherwise applicable Annual Compensation and Adjusted Total Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. C. Increase in Compensation Limit. The annual compensation of each Participant taken into account in determining allocations shall not exceed two hundred seventy-five thousand dollars ($275,000), as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year. Controlled Affiliate Business Organization Any business organization or entity (including, without limitation, a corporation, general partnership, limited partnership, or limited liability company) that is in one or more chains of such organizations conducting trades or businesses connected through ownership of a 100 percent ownership interest in which (i) ONE Gas, Inc., an Oklahoma corporation, is the common parent business organization and (ii) a 100 percent ownership interest in each of the organizations, except ONE Gas, Inc., is owned directly by one or more of the other organizations, and (iii) ONE Gas, Inc. owns a 100 percent ownership interest in at least one of the other organizations. For purposes of the foregoing provisions of this definition, “100 percent ownership interest” means, in the case of an organization which is a partnership or limited liability company, ownership of 100 percent of the profits interest or capital interest of such partnership or limited liability company. Designation Date On and after January 1, 2014, the Designation Date under the Plan with respect to any particular election or other action required or allowed to be taken, elected or confirmed on or before the Designation Date, shall mean and be the next regular payroll date that is established and scheduled to occur for the periodic payment of salaries, wages and compensation to Employees by the Company. Dividends All cash, stock, rights or other property distributed by the Company pro rata to holders of any class of its capital stock. ERISA Employee Retirement Income Security Act of 1974, as amended. ESOP Dividend Distribution A payment in cash of ESOP Dividends to a Participant and/or distribution in cash to a Participant of ESOP Dividends paid to the Trust of the Plan, on Qualifying Employer Stock in the Participant Account of such Participant (and such payments and distributions to a retired or terminated Employee) pursuant to paragraph 2. of Article X. 5

ESOP Dividend/401(k) Deferrable Amount The maximum amount which may be deferred by a Participant with respect to an ESOP Dividend Distribution paid and distributed to such Participant under the provisions of paragraph 4.A. of Article III, and the applicable limitations of the Plan and the Code pertaining to cash or deferral elections by a Participant. ESOP Dividend Distribution/Additional Deferral An elective deferral of Compensation made by a Participant with respect to an ESOP Dividend Distribution paid and distributed to such Participant, as provided in paragraph 4. of Article III. ESOP Dividend Distribution/Additional Deferral Contribution The amount contributed by the Company to the Trust of the Plan with respect to the ESOP Dividend Distribution/Additional Deferral made and elected by a Participant under paragraph 4. of Article III. ESOP Dividends The dividends paid to Participants or to the Trust of the Plan on Qualifying Employer Stock in the Participant Account of such a Participant, or a retired or terminated Employee. Effective Date January 1, 2014. The effective date for purposes of this amendment and restatement is January 1, 2018, except as otherwise provided herein or required by applicable law. Elective Deferrals With respect to any taxable year, the sum of (i) any employer contribution under a qualified cash or deferred arrangement (as defined in Code Section 401(k)) to the extent not includible in gross income for the taxable year under Code Section 402(e)(3) (determined without regard to Code Section 402(g)), (ii) any Roth Elective Deferral made pursuant to the Plan and Code Section 402A, (iii) any employer contribution to the extent not includible in gross income for the taxable year under Code Section 402(h)(1)(B) (determined without regard to Code Section 402(g)), and (iv) any employer contribution to purchase an annuity contract under Code Section 403(b) under a salary reduction agreement (within the meaning of Code Section 3121(D), except as provided in Code Section 402(g)(3)). Employee Any person employed by the Company, including officers and others engaged in the management of the business, provided such person is in active service of the Company; but not including members of the Board of Directors who are not officers of the Company, and not including Independent Contractors and Leased Employees. To the extent required by the Code, Leased Employees shall be considered as employees of the Company for purposes of determining if the Plan meets participation, coverage or other applicable requirements for qualification of the Plan under Code Section 401, but such Leased Employees are not eligible to participate in the Plan, and are excluded from the definition of Employee under this paragraph. For purposes of determining eligibility to participate in the Plan, a person’s status as a common law employee shall be determined at the relevant time by the Company, without regard to any subsequent reclassification of the Employee by any court, administrative body, agency or other entity. 6

Employee Contribution Account An amount to be separately accounted for and maintained for each Participant to which all Participant After-Tax Deposits (other than those accounted for and maintained as his/her Separate Section 72(d) Employee Contribution Account), and all earnings, income, expenses, gains, and losses attributable thereto shall be charged and credited pursuant to Article X. Employee Stock Ownership Plan That portion of the Plan under which Employee Stock Ownership Plan (ESOP) Participant Accounts are invested in Qualifying Employer Stock pursuant to paragraph 1., Article IX, and held and administered in accordance with the provisions of paragraph 9. of Article IX, and other pertinent provisions of the Plan. Employer Contribution Account An amount to be separately accounted for and maintained for each Participant to which all Company contributions for such Participant and all earnings, expenses, gains, and losses attributable thereto shall be charged and credited. Excess Aggregate Contributions With respect to any Plan Year, the excess of (i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over (ii) the maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions. Excess Contributions The excess with respect to any Plan Year of (i) the aggregate amount of Company contributions actually paid over to the Trust of the Plan on behalf of Highly Compensated Employees and taken into account in computing the Actual Deferral Percentage for such Highly Compensated Employees for such Plan Year over (ii) the maximum amount of such contributions permitted under Code Section 401(k) discrimination limitations under Code Section 401(k)(3)(A)(ii) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages beginning with the highest of such percentages). Excess Deferrals Any amount of Elective Deferrals of any Participant which is included in such Participant’s gross income pursuant to the limitation on the exclusion of such Elective Deferrals provided in Code Section 402(g)(1). Group A Bargaining Unit Participant Any Participant who is a Group A Bargaining Unit Employee. Group B Bargaining Unit Participant Any Participant who is a Group B Bargaining Unit Employee. 7

Highly Compensated Employee The term “Highly Compensated Employee” means any Employee who: (1) was a five-percent (5%) owner at any time during the year or the preceding year, or (2) for the preceding year had compensation from the Company in excess of one-hundred twenty thousand dollars ($120,000) and, if the Company so elects, was in the top-paid group for the preceding year. The hundred and twenty thousand dollar ($120,000) amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. For purposes of the foregoing the “applicable year” of the Plan for which a determination is being made is called a “determination year” and the preceding 12-month period is called a look-back year. A highly compensated former employee shall be determined and based on the rules applicable to determining Highly Compensated Employee status as in effect for a determination year, in accordance with Treasury Regulation § 1.414(q)-1T, A-4 and Internal Revenue Service notice 97-45. An Employee shall be treated as a five-percent (5%) owner for any year if at any time during such year such Employee was a five-percent (5%) owner (as defined in Code Section 416(i)(1)) of the Company. An Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of compensation paid during such year. For purposes of this paragraph, the term “compensation” means compensation within the meaning of Code Section 415(c)(3). For purposes of determining the number of Employees in the top-paid group, there shall be excluded (i) Employees who have not completed six (6) months of service, (ii) Employees who normally work less than 17 ½ hours per week, (iii) Employees who normally work during not more than six (6) months during any year, (iv) Employees who have not attained age 21, and (v) except to the extent provided in Treasury regulations, Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Company. Hours of Service All hours for which the Employee is either directly or indirectly compensated by the Company for performing duties for the Company. These hours are to be credited to the Employee in the computation period during which the duties were performed and not when paid. The determination of the Hours of Service for reasons other than the performance of duties shall be made in accordance with Section 2530.200b-2(b) of the Department of Labor regulations. The determination of the computation to which the Hours of Service are credited shall be made in accordance with Section 2530.200b-2(c) of Department of Labor regulations. Credit is also to be given for each hour of back pay for which back pay has been awarded or agreed to by the Employer, and these hours are to be credited to the Employee in the computation period during which the duties were performed and not paid. An Employee should be credited with Hours of Service for any customary period of work based upon a forty (40)-hour week or pro rata portion thereof, during which the Employee is absent for any authorized reason in accordance with established Company policy and procedure, is laid off for a temporary period, is on a Company• approved leave of absence, or sick or disability leave, is on jury or military duty, or is not working due to a labor-management dispute. The clause shall be construed so as to resolve any ambiguities in favor of crediting Employees with Hours of Service. 8

Independent Contractor Any person, exercising and engaging in a business or occupation separate from and independent of the Company, who by mutual agreement with the Company is not to be otherwise treated as an Employee for payroll, compensation, employee benefits, or similar purposes, and who is engaged or contracted to perform a certain job or services for the Company, but according to his/her own methods, and without being subject to the control or supervision of the Company, except as to specification of the product or result of his/her work or services for which he/she is contracted. KGS 401(k) Thrift Plan The ONEOK, Inc. KGS 401(k) Thrift Plan, heretofore sponsored by ONEOK, which became effective on the effective date of the strategic alliance between ONEOK Inc., a Delaware corporation and Western Resources, Inc. and the merger of said ONEOK, Inc. with and into WAI, Inc., an Oklahoma corporation. Leased Employee A person who otherwise is not an Employee, but who provides services for the Company and such services are provided pursuant to an agreement between the Company and any other person (leasing organization), and such person has performed such services for the Company (or for the Company and a related person determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for at least one (1) year, and such services are performed under primary direction and control of the Company. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Company shall be treated as provided by the Company. A Leased Employee shall not be considered an employee of the Company if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee’s gross income under section 125, section 402(e)(3), section 402(h)(1)(B) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the Company’s non-highly compensated work force. Leased Employees shall be considered as employees of the Company for the purpose of determining if the Plan meets participation, coverage or other applicable requirements for qualification of the Plan under Code Section 401, but such Leased Employees are not eligible to participate in the Plan, and are excluded from the definition of “Employee” in paragraph 24. of this Article I, above. Matching Contribution Percentage The average of the ratios (calculated separately for each Employee in such group) of (i) the sum of the Company Matching Contributions and Participant After-Tax Deposits paid under the Plan on behalf of each such Employee for the Plan Year, to (ii) the Employee’s Compensation (within the meaning of Code Section 414(s) for such Plan Year; with the Company having the election to take into account (in computing such percentage) elective deferrals and qualified nonelective contributions (as defined in Code Section 401(m)(4)(C) under this Plan or any other plan of the Company, to the extent allowed by regulations. 9

Matching Contributions The matching contribution made by the Company pursuant to Article VII of the Plan with respect to the Reductions in Compensation and After-Tax Deposits of the Participant. Non-Bargaining Unit Employee Any Employee who is not represented by a collective bargaining unit, and is not a Bargaining Unit Employee. Non-Bargaining Unit Participant Any Participant who is a Non-Bargaining Unit Employee. One-Year Break in Service A twelve (12)-consecutive-month period of time commencing on any anniversary date of original employment and ending twelve (12) consecutive months thereafter, during which the Employee has not completed more than five hundred (500) Hours of Service. ONEOK ONEOK, Inc., an Oklahoma corporation, and its Subsidiaries. ONEOK, Inc. 401(k) Plan The ONEOK, Inc. 401(k) Plan, which was known as the Thrift Plan for Employees of ONEOK, Inc. and Subsidiaries prior to January 1, 2014. Participant An Employee who has satisfied the eligibility requirements of the Plan and has elected to participate in the Plan or is deemed to have elected to participate in the Plan under the Automatic Contribution Arrangement. Participant Account All cash and other assets held by the Trustee under the Plan in the accounts maintained under the Trust for the particular Participant. Plan This ONE Gas, Inc. 401(k) Plan, as amended and restated. Plan Year A twelve (12) month period commencing on January 1 of each year and ending on the subsequent December 31. 10

Pre-1987 Employee Contribution Account Any portion of a Transferred Participant’s Account that constituted a Pre-1987 Employee Contribution Account (as defined in the ONEOK, Inc. 401(k) Plan) as of December 31, 2013. Pre-1999 KGS 401(k) Thrift Plan Account Any portion of a Transferred Participant’s Account that constituted a Pre-1999 KGS 401(k) Thrift Plan Account (as defined in the ONEOK, Inc. 401(k) Plan) as of December 31, 2013. Pre-1999 ONEOK Thrift Plan Account Any portion of a Transferred Participant’s Account that constituted a Pre-1999 ONEOK Thrift Plan Account (as defined in the ONEOK, Inc. 401(k) Plan) as of December 31, 2013. Prior ONEOK, Inc. Thrift Plan The ONEOK, Inc. 401(k) Plan as in effect immediately prior to the merger thereof with the KGS 401(k) Thrift Plan, and amendment and restatement thereof effective on and after January 1, 1999. Qualified Default Investment Alternative An investment option established and maintained under the Plan that shall be administered as more particularly described in Article IX, paragraph 1.D. of the Plan, and as so defined therein. Qualified Matching Contributions Matching Contributions, which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made. Qualified Nonelective Contributions Contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Company and allocated to Participants’ accounts that Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions. Qualified Reservist Distribution A distribution of a Participant’s 401(k) Contribution Account if the Participant was (by reason of being a member of a reserve component (as defined in section 101 of title 37, United States Code)) ordered or called to active duty after September 11, 2001, for a period in excess of 179 days or for an indefinite period, and such distribution is made after the date of such order or call to active duty period, and to the extent allowed in accordance with Code Section 401(k)(2)(B)(i)(V) and regulations under that Section. Qualifying Employer Stock (and/or Qualifying Employer Security(ies) The common stock of ONE Gas, Inc. which is a security readily tradable on an established securities market, within the meaning of Code Section 409(1). Prior to the Separation, Qualifying Employer Stock shall consist of the common stock of ONEOK, Inc. 11

Reduction in Compensation The reduction in Compensation payable to the Employee by the Company, which is elected, or deemed elected in accordance with the Automatic Contribution Arrangement, by the Employee under paragraphs 1. and 2. of Article III, but not including any deemed elected additional deferral for Non- Bargaining Unit Participants made under paragraph 4. of Article III. Roth 401(k) Elective Deferral An elective deferral of a Participant made pursuant to the provisions and requirements set forth in Article III, paragraph 3. of the Plan, and more specifically defined in Article III, paragraph 3.F. of the Plan. Roth 401(k) Elective Deferral Account A separate account maintained for each Participant who elects to make a Roth 401(k) Elective Deferral which account shall be created, maintained and administered as provided in Article III, paragraph 3. of the Plan. Salaried Employee An Employee whose basic rate of compensation or pay, as stated in the payroll records of the Company, is a fixed monthly or annual salary and not an hourly rate of pay for services performed. Section 16 Person A person subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to equity securities of the Company. Separate Section 72(d) Employee Contribution Account An amount to be separately accounted for and maintained for each Participant to which all Participant After-Tax Deposits made after January 1, 1988, shall be allocated and credited, and to which all earnings, income, expense, gains, and losses attributable thereto shall be separately charged and credited after that date pursuant to paragraphs 1. and 3. of Article X, and Code Section 72(d). Severance of Employment An Employee has a “severance from employment” when the Employee ceases to be an Employee of the Employer maintaining the Plan. An Employee does not have a severance from employment if, in connection with a change of employment, the Employee’s new employer maintains the Plan with respect to the employee. Sponsor Committee The ONE Gas, Inc. Benefit Plan Sponsor Committee authorized by the Board of Directors to establish, design, price, amend, and/or terminate the Plan in accordance with paragraph 1. of Article XV hereof. Spouse A Spouse is a person of the same sex or opposite sex to whom the Participant is married if their marriage was validly entered into in a state or foreign country or is otherwise valid under Federal law. 12

Subsidiary (and Subsidiaries) A Subsidiary Corporation or a Controlled Affiliate Business Organization of ONE Gas, Inc., as herein defined. From January 1, 2014 until the Separation (as defined in Article XXIV), the ONE Gas Group (as such term is defined in Article XXIV) is a Subsidiary of ONEOK, Inc. After Separation, the ONE Gas Group is not a Subsidiary of ONEOK, Inc. Subsidiary Corporation Any corporation that is in one or more chains of includible corporations connected through stock ownership in which (i) ONE Gas, Inc., an Oklahoma corporation, is the common parent corporation (ii) ONE Gas, Inc. owns directly stock in at least one (1) of the other includible corporations possessing not less than 100 percent of the total voting power of such corporation, or having a value equal to 100 percent of the total value of the stock of such corporation (“applicable ownership level”), and (iii) stock at such applicable ownership level in each of the includible corporations (except said ONE Gas, Inc.) is owned directly by one (1) or more of the other includible corporations. Transferred KGS 401(k) Thrift Plan Account Any portion of a Transferred Participant’s Account that constituted a Transferred KGS 401(k) Thrift Plan Account (as defined in the ONEOK, Inc. 401(k) Plan) as of December 31, 2013. Trust The Trust established for the receiving, holding, investing, and disposing of the Participant deposits, Company contributions, and any earnings thereon under this Plan, and any predecessor plan. Trustee The Trustee under the Plan hereinafter named in paragraph 2. of Article XV or any successor to said Trustee. USERRA The Uniformed Service Employment and Reemployment Rights Act, 38 United States Code, §§ 4301, et seq. Year of Service A twelve (12) month period, beginning on the date the Employee Commenced employment with the Employer and ending twelve (12) months thereafter, or any subsequent twelve (12) month period beginning on any anniversary of the employment commencement date and ending twelve (12) months thereafter, during which an Employee has completed at least one thousand (1,000) Hours of Service. Provided that, upon employment by the Company, for purposes of determining an Employee’s eligibility to participate in the Plan, and subject to the foregoing definition of a Year of Service, a Year of Service with any member of a controlled group (as described in Section 414(b) of the Internal Revenue Code of 1986, or similar provisions in succeeding enactments) of which the Company is also a member shall be deemed to be a Year of Service with the Company, whether or not such other member of the controlled group shall have adopted this or any other Plan. 13

ARTICLE II. ELIGIBILITY AND PARTICIPATION PARAGRAPH 1. Eligibility Except as hereinafter otherwise provided, participation in the Plan shall be open to any Employee upon and after his/her commencement of employment with the Company; provided, that Company Matching Contributions with respect to Bargaining Unit Participants shall be made only upon completion of one (1) Year of Service, and provided, further, that Company Matching Contributions with respect to Non- Bargaining Unit Participants shall be made upon and after commencement of participation in the Plan, as provided in Article VII of the Plan. Any Employee who prior to January 1, 1999, was eligible to participate in, or who was a participant in the Prior ONEOK, Inc. Thrift Plan, or the KGS 401(k) Thrift Plan shall be eligible to participate in this Plan. Any Employee eligible to participate in a qualified pension or profit• sharing plan of the Company from which a rollover or trust to trust transfer is approved, or with which a merger and consolidation is approved, shall be eligible to participate in this Plan. The Plan shall not have a maximum age condition or limitation on participation, shall not exclude from participation (on the basis of age) any Employees who have attained any specified age; and allocations to a Participant’s Account under the Plan shall not be ceased, and the rate at which amounts are allocated to a Participant’s Account shall not be reduced because of the attainment of any age; provided, that such requirements relating to no maximum age for participation and accrual of benefits shall be coordinated to the extent provided in Treasury Regulations with the requirements of Code Sections 404, 410, and 415, and the Code provisions precluding discrimination in favor of Highly Compensated Employees. Notwithstanding the foregoing, the term “Employee” for purposes of eligibility shall exclude the following classes of individuals: Individuals hired on a temporary basis or as interns and who do not complete a Year of Service. 2. Commencement of Participation Transferred Participants (as such term is defined in Article XXIV), who were eligible on the initial Effective Date of the Plan may commence his/her initial participation (subject to any applicable Year of Service Requirement in Paragraph 1.) as of that date. Any other eligible Employee may commence initial participation on (a) the first day of the month coinciding with or immediately following the date the Employee becomes eligible and elects to participate; (b) the date after the Employee becomes eligible, is given a reasonable opportunity to make an Affirmative Election, and is then deemed to have elected to participate under the Automatic Contribution Arrangement; or (c) as soon as administratively feasible after the Employee elects to participate if later. However, no Employee who is on authorized leave of absence on the date he/she becomes eligible may commence to participate in the Plan until his/her return to active service; and provided, further, that such Employee may in any event participate in the Plan not later than the earlier of the first day of the Plan Year after such Employee has met the requirements for eligibility under this Plan, or six (6) months after the day such requirements are met. Commencement of participation in the Plan by an eligible Employee shall be accomplished by his/her election (or deemed election) to make deposits or a Reduction in Compensation, as hereinafter provided. 14

3. Participation Voluntary Participation in the Plan by eligible Employees shall be voluntary. Participants may elect in writing to decline participation and this election shall be irrevocable. A Participant may become temporarily ineligible to participate in the event of termination or suspension of his/her participation pursuant to the terms of the Plan. 4. Confirmation of Participation Each Employee at the time of becoming a Participant in the Plan shall be given or provided direct electronic access to a copy of the Plan and/or summary plan description of the Plan as effective at that time. 5. Duration of Participation After an Employee has satisfied the eligibility requirements and has elected to participate in the Plan, or is deemed to have elected to participate in the Plan under the Automatic Contribution Arrangement, participation in the Plan shall continue until the employer-employee relationship is terminated between the Company and the Participant, except as provided in the case of voluntary or involuntary Participant suspension or voluntary or involuntary Plan termination. 6. Reentry of Participant If a former Participant whose employment has terminated shall be rehired as an Employee, he/she shall be entitled to reenter the Plan as a Participant on the first day of the month next following such reemployment. 7. Breaks in Service If an Employee who has not satisfied the eligibility requirements of the Plan and whose employee relationship with the Company has been terminated, is subsequently reemployed, he/she shall again be eligible to participate in the Plan, and to commence to participate in accordance with paragraphs 1. and 2. of this Article II. Notwithstanding the foregoing eligibility provisions, or any other provisions of this Plan, an Employee’s prior Years of Service shall always be considered in determining the satisfaction of the eligibility requirements if such termination period is not a period of consecutive One (1)-year Breaks in Service which equals or exceeds the greater of five (5), or the aggregate number of Years of Service before such termination period. If any Years of Service are not required to be taken into account by reason of a period of Breaks in Service to which the foregoing provisions of this paragraph 7. apply, such Years of Service shall not be taken into account in applying such provisions to a subsequent period of Breaks in Service. 8. Maternity and Paternity Absences Any period of absence from work, not exceeding the hours described in subparagraphs A. and B., below, by an Employee for any period by reason of the pregnancy of the Employee; by reason of the birth of a child of the Employee; by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or for the purpose of caring for such child for a period beginning immediately following such birth or placement shall be treated as Hours of Service, solely for purposes of determining whether a One (1)-year Break in Service has occurred with respect to Years of Service for 15 purposes of eligibility for participation in this Plan. The Hours of Service described in this paragraph 8. are: A. the Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or B. in any case where the Committee is unable to determine the hours described in subparagraph A., above, eight (8) hours per normal workday of service, except that the total number of hours treated as Hours of Service under this paragraph 8. shall not exceed five hundred one (501) hours. Provided, that no credit will be given pursuant to this paragraph 8. unless the individual furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for reasons referred to hereinabove, and the number of days for which there was such absence. The hours described in this paragraph 8. shall be treated as Hours of Service only in the year in which the absence from work begins, if an Employee would be prevented from incurring a One (1) year Break in Service in such year solely because the period of absence is treated as Hours of Service as hereinabove provided; or in any case, in the immediately following year. For purposes of application of the foregoing rules in this paragraph 8. the term “year” means the twelve (12) month period beginning on the first day of employment with the Company and each anniversary thereof. 9. Eligibility in Case of Merger, Consolidation or Acquisition The Board of Directors, or the Committee at the Board of Directors’ direction, shall determine on a uniform and nondiscriminatory basis, in accordance with any agreement to which the Company shall be a party, or by which it shall be bound, and in a manner not inconsistent with law, which persons, if any, who become employees of the Company as a result of a merger or consolidation or the acquisition of a substantial portion of the assets or stock of a corporation shall be eligible for participation in this Plan. Where in connection with a merger, consolidation, or acquisition of assets, property or stock by the Company from or of another corporation or entity, individuals who were employees of such other corporation or entity become Employees of the Company, the Board of Directors, or the Committee at the Board of Directors’ direction, may determine on a uniform and nondiscriminatory basis, in accordance with any agreement to which the Company shall be a party, or by which it shall be bound, and in a manner not inconsistent with law, whether employment with such other corporation or entity preceding such transaction or the Company’s acquisition of stock of, or property from it, shall be deemed to be employment for eligibility purposes under this Plan; provided, that the determination of deemed service for eligibility or similar determinations in any particular instance of the acquisition of stock or assets by the Company pursuant to the foregoing provisions of this paragraph 9., shall not be effective or control with respect to the employees of any other corporation in any prior or subsequent acquisition of stock or assets of another corporation by the Company. 10. Participant Military Service Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service of an employee will be provided in accordance with the special rules relating to veterans’ reemployment rights under USERRA in Code Section 414(u). 16

11. Transfer or Sponsorship of Plan The Plan is sponsored by the Company for the exclusive benefit of the employees of the Company and its Subsidiaries and their subsidiaries and their beneficiaries. Any transfer of sponsorship of the Plan to a successor employer may be permissible in connection with the acquisition of business assets or operations, but such a transfer of sponsorship of the Plan shall not be made if it is not in connection with the acquisition of business assets or operations or if substantially all business risks and opportunities under the transaction are those associated with the transfer of the sponsorship of the Plan. 17

ARTICLE III. CONTRIBUTIONS FOR PARTICIPANT 401(K) SALARY REDUCTIONS PARAGRAPH 1. 401(k) Contributions The Company shall contribute to the Trust for each Plan Year, that portion of the net earnings of the Company for that year equal to the amount of the Reduction in Compensation elected by each Participant, and ESOP Dividend Distribution/Additional Deferral Contribution elected and agreed to and deemed elected by each Participant pursuant to paragraphs 2. and 4. of this Article III, to the extent provided therein. Such contributions shall be the 401(k) Contribution for the Participant. 2. Cash or Deferral Election A. Non-Bargaining Unit Participants. 1. (a) Each Employee who is a Non-Bargaining Unit Participant in this Plan may affirmatively elect a Reduction in Compensation in an amount not in excess of twenty-four percent (24%) of his/her Compensation or the limitation on exclusion of elective deferrals for his/her taxable year, provided in Code Section 402(g), subject to applicable cost-of-living adjustment thereunder, or as provided in any successor provision of the federal tax law. (b) Automatic Contribution Arrangement – Effective August 1, 2017 (i) In the event a Non-Bargaining Unit Participant, who is hired or rehired (after being terminated for at least 30 days) on or after August 1, 2017, fails to make an Affirmative Election, such Non-Bargaining Unit Participant shall be deemed to automatically elect a pre-tax Reduction in Compensation in the amount of six percent (6%) of his/her Compensation. A Non-Bargaining Unit Participant subject to this Automatic Contribution Arrangement will have a reasonable opportunity after receipt of the Automatic Contribution Arrangement notice to make an Affirmative Election before automatic deferrals are made on the Non- Bargaining Unit Participant’s behalf. (ii) Automatic Contribution Arrangement Notice. The Plan Administrator shall provide a notice of the rights and obligations under the Automatic Contribution Arrangement to each Non-Bargaining Unit Participant covered by the Automatic Contribution Arrangement at least thirty (30) days prior to the beginning of each Plan Year. If a Non-Bargaining Unit Employee becomes eligible to participate in the Plan after the Plan Administrator has provided the annual notice, the Plan Administrator shall provide the notice on the date the Non- Bargaining Unit Employee becomes eligible or as soon as practicable thereafter. (c) The amount of such Reduction in Compensation shall be deferred and become the 401(k) Contribution for such Participant; provided, that to the extent an elected Reduction in Compensation of a Highly Compensated Employee causes the limitations of paragraph 3. or 6. of Article VIII to be exceeded, the election shall not become effective for the excess amount and it shall be paid to the Highly Compensated Employee in cash. If necessary to meet the limitations of paragraphs 2., 3., or 6. of Article VIII, a Non-Bargaining Unit Participant’s Reduction in 18

Compensation, and the 401(k) Contribution shall be reduced in the manner determined by the Committee, and may include, without limitation, reducing the percentage of highest elected Reductions in Compensation of Non-Bargaining Unit Participants then in effect until such limitations are not exceeded. In case the amount and percentage be so reduced, such reduction shall be to the next lower full percentile below the permissible limitation percentage, and shall remain in effect until the next succeeding Designation Date, subject to any further adjustment necessary to meet such limitations under paragraphs 2., 3., or 6. of Article VIII. (d) Notwithstanding the above, a Participant who was also a participant of the ONEOK, Inc. 401(k) Plan as of December 31, 2013 was deemed to have elected to make a Reduction in Compensation under this Plan in the same percentage as elected under the ONEOK, Inc. 401(k) Plan at that time, unless subsequently changed by the Participant. 2. For purposes of the foregoing and the Plan, “Catch-Up Contributions” are Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by a Participants who is age fifty (50) or over by the end of the taxable year. An otherwise applicable limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-Up Contributions, such as limits on annual additions, the applicable limit on Elective Deferrals under Code Section 402(g) (not counting Catch-Up Contributions) and the limit imposed on the actual deferral percentage (ADP) test under Code Section 401(k)(3). Catch-Up Contributions for a Participant may be made under the Plan, and for a taxable year may not exceed (1) the limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(I) for the taxable year or (2) when added to other Elective Deferrals, 75 percent of the Participant’s Compensation for the taxable year. 3. Each Participant in this Plan may make an Affirmative Election by signing and filing with the Committee a written election and agreement in the form specified and furnished to such Participant by the Committee and by making such election by telephone voice response system or internet in accordance with such rules and regulations as the Committee may prescribe. 4. Affirmative Elections by Non-Bargaining Unit Participants shall be stated in full percentiles of the Participant’s Compensation. 5. The Reduction in Compensation elected or deemed elected by a Non-Bargaining Unit Participant (in accordance with Paragraph 2.A.1.a or 2.A.1.b of Article III, as applicable) shall remain in effect until changed by such Participant’s delivery of a change of election in the manner provided herein. A Non• Bargaining Unit Participant may change his/her Reduction in Compensation only on a Designation Date. A Non-Bargaining Unit Participant’s change of election may designate a different percentage of Reduction in Compensation, subject to the terms and conditions of the Plan; or may state that such Participant elects no Reduction in Compensation and deferral after the Designation Date until he/she makes a subsequent change of election hereunder. Change of election by written direction or by electronic medium, voice response or other means determined and prescribed by the Committee may be delivered or transmitted by a Non-Bargaining Unit Participants at any time, but shall be effective only as of the Designation Date next following the date of the delivery of such change of election to the Committee. 19

B. Bargaining Unit Participants. 1. Group A Bargaining Unit Participants (a) Each Employee who is a Group A Bargaining Unit Participant in this Plan may affirmatively elect a Reduction in Compensation in an amount not in excess of twenty-four percent (24%) of his/her Adjusted Total Compensation or the limitation on exclusion of elective deferrals for his/her taxable year, provided in Code Section 402(g), subject to applicable cost- of-living adjustment thereunder, or as provided in any successor provision of the federal tax law. (b) The amount of such Reduction in Compensation shall be deferred and become the 401(k) Contribution for such Participant. (c) For purposes of the foregoing and the Plan, “Catch-Up Contributions” are Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by a Participant who is age fifty (50) or over by the end of the taxable year. An otherwise applicable limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-Up Contributions, such as limits on annual additions, the dollar limit on Elective Deferrals Under Code Section 402(g) (not counting Catch-Up Contributions) and the limit imposed on the actual deferral percentage (ADP) test under Code Section 40l(k)(3). Catch-Up Contributions for a Participant for a taxable year may not exceed (1) the dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(I) for the taxable year or (2) when added to other Elective Deferrals, 75 percent of the Participant’s Compensation for the taxable year. (d) Each Participant in this Plan may make an Affirmative Election by signing and filing with the Committee a written election and agreement in the form specified and furnished to such Participant by the Committee and by making such election by telephone voice response system or internet in accordance with such rules and regulations as the Committee may prescribe. (e) Affirmative Elections by Group A Bargaining Unit Participants shall be stated in full percentiles of the Participant’s Adjusted Total Compensation. (f) Notwithstanding the foregoing, on or about the end of each calendar quarter in a Plan Year, a Group A Bargaining Unit Participant will be allowed to contribute in a lump sum amount the additional cash necessary to meet his/her maximum contribution percentage. Such pre-tax catch-up contributions will be made through payroll deduction and must be greater than $25.00. In a Plan Year a Group A Bargaining Unit Participant will be allowed to make such catch- up contribution for previous quarters in the Plan Year. This catch-up contribution shall be considered in determining the Company’s Matching Contribution for such Group A Bargaining Unit Participant to the extent provided in Article VII of the Plan. (g) The Reduction in Compensation elected by a Group A Bargaining Unit Participant (in accordance with Paragraph 2.B.1.a. of Article III) shall remain in effect until changed by such Participant’s delivery of a change of election in the manner provided herein. A Group A Bargaining Unit Participant may change his/her Reduction in Compensation only on a Designation Date. A Group A Bargaining Unit Participant’s change of election may designate a different percentage of Reduction in Compensation, subject to the terms and conditions of the Plan; or may state that such Participant elects no Reduction in Compensation and deferral after the Designation Date until he/she makes a subsequent change of election hereunder. Change of 20 election by written direction or electronic medium, voice response or other means determined and prescribed by the Committee may be delivered or transmitted by Group A Bargaining Unit Participants at any time, but shall be effective only as of the Designation Date next following the date of the delivery of such change of election to the Committee in accordance with procedures and rules, as prescribed by the Committee and its authorized representatives. 2. Group B Bargaining Unit Participants (a) (i) Each Employee who is a Group B Bargaining Unit Participant in this Plan may affirmatively elect a Reduction in Compensation in an amount not in excess of twenty-four percent (24%) of his/her Adjusted Total Compensation or the limitation on exclusion of elective deferrals for his/her taxable year, provided in Code Section 402(g), subject to applicable cost-of- living adjustment thereunder, or as provided in any successor provision of the federal tax law. (ii) Automatic Contribution Arrangement – Effective August 1, 2018 (A) In the event a Group B Bargaining Unit Participant, who is hired or rehired (after being terminated for at least 30 days) on or after August 1, 2018, fails to make an Affirmative Election, such Group B Bargaining Unit Participant shall be deemed to automatically elect a pre-tax Reduction in Compensation in the amount of six percent (6%) of his/her Adjusted Total Compensation. A Group B Bargaining Unit Participant subject to this Automatic Contribution Arrangement will have a reasonable opportunity after receipt of the Automatic Contribution Arrangement notice to make an Affirmative Election before automatic deferrals are made on the Group B Bargaining Unit Participant’s behalf. (B) Automatic Contribution Arrangement Notice. The Plan Administrator shall provide a notice of the rights and obligations under the Automatic Contribution Arrangement to each Group B Bargaining Unit Participant covered by the Automatic Contribution Arrangement at least thirty (30) days prior to the beginning of each Plan Year. If a Group B Bargaining Unit Employee becomes eligible to participate in the Plan after the Plan Administrator has provided the annual notice, the Plan Administrator shall provide the notice on the date the Group B Bargaining Unit Employee becomes eligible or as soon as practicable thereafter. (b) The amount of such Reduction in Compensation shall be deferred and become the 401(k) Contribution for such Participant. (c) For purposes of the foregoing and the Plan, “Catch-Up Contributions” are Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by a Participant who is age fifty (50) or over by the end of the taxable year. An otherwise applicable limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-Up Contributions, such as limits on annual additions, the dollar limit on Elective Deferrals Under Code Section 402(g) (not counting Catch-Up Contributions) and the limit imposed on the actual deferral percentage (ADP) test under Code Section 40l(k)(3). Catch-Up Contributions for a Participant for a taxable year may not exceed (1) the dollar limit on Catch-Up Contributions under 21

Code Section 414(v)(2)(B)(I) for the taxable year or (2) when added to other Elective Deferrals, 75 percent of the Participant’s Compensation for the taxable year. (d) Each Participant in this Plan may make an Affirmative Election by signing and filing with the Committee a written election and agreement in the form specified and furnished to such Participant by the Committee and by making such election by telephone voice response system or internet in accordance with such rules and regulations as the Committee may prescribe. (e) Affirmative Elections by Group B Bargaining Unit Participants shall be stated in full percentiles of the Participant’s Adjusted Total Compensation. (f) Notwithstanding the foregoing, on or about the end of each calendar quarter in a Plan Year, a Group B Bargaining Unit Participant will be allowed to contribute in a lump sum amount the additional cash necessary to meet his/her maximum contribution percentage. Such pre-tax catch-up contributions will be made through payroll deduction and must be greater than $25.00. In a Plan Year a Group B Bargaining Unit Participant will be allowed to make such catch- up contribution for previous quarters in the Plan Year. This catch-up contribution shall be considered in determining the Company’s Matching Contribution for such Group B Bargaining Unit Participant to the extent provided in Article VII of the Plan. (g) The Reduction in Compensation elected or deemed elected by a Group B Bargaining Unit Participant (in accordance with Paragraph 2.B.2.a.i or 2.B.2.a.ii of Article III, as applicable) shall remain in effect until changed by such Participant’s delivery of a change of election in the manner provided herein. A Group B Bargaining Unit Participant may change his/her Reduction in Compensation only on a Designation Date. A Group B Bargaining Unit Participant’s change of election may designate a different percentage of Reduction in Compensation, subject to the terms and conditions of the Plan; or may state that such Participant elects no Reduction in Compensation and deferral after the Designation Date until he/she makes a subsequent change of election hereunder. Change of election by written direction or electronic medium, voice response or other means determined and prescribed by the Committee may be delivered or transmitted by Group B Bargaining Unit Participants at any time, but shall be effective only as of the Designation Date next following the date of the delivery of such change of election to the Committee in accordance with procedures and rules, as prescribed by the Committee and its authorized representatives. 3. Roth 40l(k) Elective Deferrals A. General Application. 1. This paragraph of the Plan will apply to contributions beginning on the initial Effective Date. 2. Under paragraph 1., the Plan will accept Roth Elective Deferrals made on behalf of Participants. A Participant’s Roth Elective Deferrals shall be allocated to a separate account maintained for such deferrals as described in paragraph 3.B. of this Article III, below. 3. Unless specifically stated otherwise, Roth Elective Deferrals will be treated as elective deferrals for all purposes under the Plan. 4. A Participant may make Roth Elective Deferrals with catch-up contributions that are elective deferrals to the extent allowed by Code Section 402A. 22

B. Separate Accounting. 1. Contributions and withdrawals of Roth Elective Deferrals will be credited and debited to the Roth Elective Deferral Account maintained for each Participant. 2. The Plan will maintain a record of the amount of Roth Elective Deferrals in each Participant’s account. 3. Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each Participant’s Roth Elective Deferral Account and the Participant’s other accounts under the Plan. 4. No contributions other than Roth Elective Deferrals and properly attributable earnings will be credited to each Participant’s Roth Elective Deferral Account. C. Direct Rollovers. 1. Notwithstanding the provisions of Article V of the Plan, a direct rollover of a distribution from a Roth Elective Deferral Account under the Plan will only be made to another Roth Elective Deferral Account under an applicable retirement plan described in Code Section 402A(e)(l) or to a Roth IRA described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c). 2. The Plan will not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth Elective Deferral Account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Elective Deferral Account is not taken into account in determining whether distributions from a Participant’s other accounts are reasonably expected to total less than $200 during a year. However, eligible rollover distributions from a Participant’s Roth Elective Deferral Account are taken into account in determining whether the total amount of the Participant’s account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan. 3. Any provisions of the Plan that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least a specified dollar amount are to be applied by treating any amount distributed from the Participant’s Roth Elective Deferral Account as a separate distribution from any amount distributed from the Participant’s other accounts in the Plan, even if the amounts are distributed at the same time. D. Correction of Excess Contributions. 1. In the case of a distribution of excess contributions, a Highly Compensated Employee may designate the extent to which the excess amount is composed of pre-tax elective deferrals and Roth Elective Deferrals but only to the extent such types of deferrals were made for the year. E. Distributions; Loans. 1. Distributions from a Participant’s Roth Elective Deferral Account shall be made only to the extent, and at a time that is in accordance with and subject to all other terms and provisions of the Plan generally applicable to a distribution of any elective deferral made by a Participant under the Plan. 23

2. If the Highly Compensated Employee does not designate which type of elective deferrals are to be distributed, the Plan will distribute pre-tax elective deferrals first. 3. No Participant loan shall be allowed from a Participant Roth Elective Deferral Account. 4. The Committee and Plan shall provide written information to each Participant who is eligible to make a Roth Elective Deferral describing the minimum required distribution provisions of Code Section 401(a)(9) that apply commencing at the time a Participant attains age 70½, and the related federal income tax consequences of a distribution from a Roth Elective Deferral Account if it is before completion of the 5- taxable year period of participation for Roth Elective Deferrals under the Plan. F. Definition. 1. Roth Elective Deferrals. For purposes of the foregoing provisions of this paragraph, and otherwise under the Plan, “Roth Elective Deferral” is an elective deferral that is: (a) Designated irrevocably by the Participant at the time of the cash or deferred election as a Roth Elective Deferral that is being made in lieu of all or a portion of the pre-tax elective deferrals the Participant is otherwise eligible to make under the Plan; and (b) Treated by the Company as includible in the Participant’s income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election. 4. ESOP Dividend Distribution/Additional Deferral Contribution A. Each Participant in the Plan, unless such Participant elects otherwise in writing, shall be deemed to have also made an elective deferral of his/her Compensation in an amount equal to the ESOP Dividend Distribution paid and distributed in cash to such Participant pursuant to paragraph 2 of Article X, except that such ESOP Dividend Distribution/Additional Deferral of a Participant shall be limited to an amount which, when added to such Participant’s regularly elected Reduction in Compensation under paragraph 2. of this Article III, will not cause such Participant’s total elective deferrals of Compensation for the year to exceed the maximum permissible amount which may be deferred under Code Section 402(g) for the taxable year, and shall be subject to the reductions thereof as determined by the Committee in order to comply with applicable limitations in Code Sections 401(k) and 415 as provided in paragraphs 2., 3., and 6. of Article VIII. A Participant’s election in writing to not make a deemed ESOP Dividend Distribution/Additional Deferral shall be made at the time and in the manner provided for in rules and procedures prescribed by the Committee. B. The Company shall contribute to the Trust for each Plan Year that portion of the net earnings of the Company for the Plan Year equal to the amount of the ESOP Dividend Distribution/Additional Deferral elected by each Participant pursuant to subparagraph 4.A., above. 5. Time of Contribution The Company shall make payment of its contributions to the Trust under the terms of this Article III periodically within the time permitted by the Code and the Employee Retirement Income Security Act of 1974, as amended. 24

6. USERRA The elections to defer salary or compensation and related benefits provided herein shall be provided in accordance with the special rules relating to veterans’ rights under USERRA in Code Section 414(u). 7. USERRA; Treatment of Differential Wage Payments A. Except as provided in this Paragraph, for purposes of applying the Code to the Plan: 1. an individual receiving a differential wage payment shall be treated as an employee of the employer making the payment, 2. the differential wage payment shall be treated as compensation, and 3. the Plan shall not be treated as failing to meet the requirements of any provision described in Code Section 414(u)(l)(C) by reason of any contribution or benefit which is based on the differential wage payment. B. Special rule for distributions. 1. Notwithstanding Paragraph 7.A.l., above, for purposes of section 401(k)(2)(B)(i)(I), an individual shall be treated as having been severed from employment during any period the individual is performing service in the uniformed services described in section 3401(h)(2)(A). 2. If an individual elects to receive a distribution by reason of paragraph 7.B.l., above, the Plan shall provide that the individual may not make an elective deferral or employee contribution during the 6-month period beginning on the date of the distribution. C. Paragraph 7.A.3, above, shall apply only if all employees of an employer (as determined under Code Sections 414 (b), (c), (m), and (o)) performing service in the uniformed services described in section 3401(h)(2)(A) are entitled to receive differential wage payments on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the employer, to make contributions based on the payments on reasonably equivalent terms. For purposes of applying this subparagraph, the provisions of paragraphs (3), (4), and (5) of Code Section 410(b) shall apply. D. For purposes of this Paragraph, the term “differential wage payment” has the meaning given such term by section 3401(h)(2). 8. Heart Act Provisions The following provisions apply to the Plan with respect to benefits and distributions authorized by the Heroes Earnings Assistance and Relief Tax Act of 2008 (“Heart Act”). These provisions shall be applied in coordination with other terms and provisions of the Plan with respect to the subjects and matters described therein. A. In the case of a Participant who dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant shall be entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan had the Participant resumed and then terminated employment with the Company on account of death. B. Service credit for the period of a deceased Participant’s period of qualified military service shall be provided for vesting purposes under the Plan. 25

C. If a Participant would not be entitled to reemployment rights immediately before his death under USERRA, the provisions of Paragraph 8.A., above, shall not apply in determining the death benefits to which the Participant’s survivors are entitled under the Plan. D. Under Code Section 414(u)(9) for benefit accrual purposes under the Plan, an individual who dies or becomes disabled while performing qualified military service shall be treated as if such individual resumed employment with the Company in accordance with the individual’s USERRA reemployment rights on the day preceding the death or disability and then terminated employment on the actual date of disability. All individuals shall be credited with service and benefits on reasonably equivalent terms. The individual must be provided vesting credit for purposes of determining his/her vested percentage in accruals earned both during qualified military service and during other periods. E. The amount of employee contributions and the amount of elective deferrals of an individual treated as reemployed in connection with death or disability, as described above, shall be determined on the basis of the individual’s average actual employee contributions or elective deferrals for the lesser of (i) the 12-month period of service with the employer immediately prior to qualified military service, or (ii) if service with the employer is less than such 12-month period, the actual length of continuous service with the employer. F. Credited service for vesting shall be provided for a disabled individual’s qualified military service to the extent permitted under other applicable rules, including Treas. Reg.§1.401(a)(4)-11(d)(3). G. For employer-provided contributions or benefits for an individual treated as reemployed under Code Section 414(u)(9) which are contingent on the individual’s contributions or elective deferrals by the individual, such contributions and benefits shall be based upon deemed employee contributions or elective deferrals or actual employee contributions or elective deferrals for individuals who die or become disabled as provided in Code Section 414(u), and applicable regulations and guidance and herein above. H. An individual performing uniformed service and receiving differential wage payments, as defined in Code Section 3401(h), if any, paid to such individual by the Company, shall be treated and deemed as an employee of the Company as to such payment and the differential wage payment shall be treated as compensation, and the Company may base contributions or benefits on the differential wage payment, if done in a reasonable nondiscriminatory basis to all individuals. I. An individual performing uniformed service and receiving any differential wage payments shall for purposes of Code Section 401(k)(2)(B)(i)(I) (which allows amounts attributable to employee elective deferrals to be distributed upon severance from employment) be treated and deemed as having been severed from employment during any period the individual is performing service in the uniformed services, so that such individual is not prohibited from receiving distributions even though the individual has not actually severed employment with the Company; provided, an individual being so treated and deemed to have severed employment for purposes of Code Section 401(k)(2)(B)(i)(I) shall not cause the individual to be treated as severed from employment for other purposes or Code sections. J. If an individual performing uniformed services elects to receive a distribution under Code Section 414(u)(12)(B)(ii) by reason of being treated and deemed as having severed from employment for purposes of Code Section 401(k)(2)(B)(i)(I) during any period the individual is performing uniformed services, the individual may not make an elective deferral or employee contribution during the 6-month period beginning on the date of the distribution. K. If differential wage payments are made to any individual such payments shall be treated as compensation for purposes of determining benefits and contributions under the Plan, and as compensation under Code Section 415. 26

L. The Plan shall provide for and allow distributions under Code Section 401(k) to an individual who is so treated and deemed as severed from employment for purposes of Code Section 401(k)(2)(B)(i)(I) while performing service in the uniformed services pursuant to Code Section 414(u)(12)(B). M. An individual may receive a distribution otherwise subject to distribution restrictions of Code Section 401(k) if otherwise treated as severed from employment to the extent provided therein. An individual treated as a severed from employment under Code Section 414(u)(12) is not to be treated as severed under other Code sections not referred to therein. Code Section 414 (u)(12) does not apply to individuals who have an actual severance from employment or who otherwise are eligible to take a distribution of Plan benefits. The Committee and Plan administrator shall apply Section 414(u)(12) and Heart Act to such circumstances in accordance with applicable published regulations and guidelines in a uniform and nondiscriminatory manner. N. A distribution made under Code Section 414(u)(12)(B) to an individual who is treated and deemed as severed from employment for purposes of Code Section 401(k)(2)(B)(i)(I) while performing service in the uniformed services shall be treated as an eligible rollover distribution within the meaning of Code Section 402(c)(4) (but not as a hardship distribution ineligible for rollover). 27

ARTICLE IV. AFTER-TAX PARTICIPANT CONTRIBUTIONS PARAGRAPH 1. Percentage of After-Tax Deposits A. Non-Bargaining Unit Participants. 1. A Non-Bargaining Unit Participant may make After-Tax Deposits of zero (0) to six percent (6%), as he/she may designate, of his/her Compensation. A Participant who has commenced making deposits of his/her Compensation hereunder may thereafter change his/her deposit percentage from zero (0) to six percent (6%), as he/she may designate, in accordance with paragraph 2. of this Article IV. A Non-Bargaining Unit Participant may not designate an After-Tax Participant Deposit Percentage which exceeds six percent (6%) of his/her Compensation. Notwithstanding the above, a Non-Bargaining Unit Participant who was also a participant of the ONEOK, Inc. 401(k) Plan as of December 31, 2013 will be deemed to have elected to make an After-Tax Deposit under this Plan in the same percentage as elected under the ONEOK, Inc. 401(k) Plan. If necessary to meet the limitations of paragraphs 2., 3., 4., or 6. of Article VIII, a Non- Bargaining Unit Participant’s After-Tax Deposits, or the combination of a Non• Bargaining Unit Participant’s elected Reduction in Compensation and After-Tax Deposits shall be reduced in the manner determined by the Committee. In case the amount and percentage of a Non-Bargaining Unit Participant’s elected After-Tax Participant Deposit must be so reduced, such reduction shall be to the next lower full percentile below the permissible limitation percentage, and shall remain in effect until the next succeeding Designation Date, subject to any further adjustment necessary to meet such limitations under paragraphs 2., 3., 4., or 6. of Article VIII. B. Bargaining Unit Participants. A Bargaining Unit Participant may make an After-Tax Deposits of from zero (0) to six percent (6%) as he/she may designate, of his/her Compensation. Notwithstanding the foregoing, on or about the end of each calendar quarter within a Plan Year, a Bargaining Unit Participant may contribute in a lump sum amount the additional cash necessary to meet his/her maximum contribution percentage. Such after tax catch-up contributions may be made through payroll deduction, certified check, cashier’s check or money order and must be greater than $25.00. A Bargaining Unit Participant will be allowed to make such catch-up contribution for previous calendar quarters during a Plan Year. This catch- up contribution shall be considered in determining the Company Matching Contributions for such Bargaining Unit Participant to the extent provided in Article VII of the Plan. Notwithstanding the above, a Bargaining Unit Participant who was also a participant of the ONEOK, Inc. 401(k) Plan as of December 31, 2013 will be deemed to have elected to make an After-Tax Deposit under this Plan in the same percentage as elected under the ONEOK, Inc. 401(k) Plan. 28

2. Change of Percentage of After-Tax Deposits The deposit percentage designated by a Participant for his/her After-Tax Deposit (in accordance with Paragraph 1.A. and 1.B. of Article IV) shall continue in effect, notwithstanding any change in his/her Compensation, until he/she shall change such percentage. A Participant may change such percentage as of a Designation Date, but not retroactively. A Participant shall designate and change the percentage of his/her After-Tax Participant Deposit by written direction, or by electronic medium, voice response system, or other means determined and prescribed by the Committee, to the Committee in the form and manner prescribed by the Committee in accordance with procedures and rules, as prescribed by the Committee and its authorized representatives. 3. Deposit by Payroll Deduction After-Tax Deposits under this Article IV shall be affected only by payroll deductions in the amount designated by the Participant and in accordance with any regulations prescribed by the Committee; provided, that deposits may also be made in connection with the exercise of options, rights or warrants as provided in paragraph 3. of Article IX, and deposits may be made in connection with rollover contributions or transfers of accounts, if authorized or directed as provided in Article V. 4. Transfer to Trust The amount of the payroll deductions of After-Tax Deposits so made shall be transferred by the Company to the Trustee under the terms of this Article IV periodically within the time permitted by the Code and the Employee Retirement Income Security Act of 1974, as amended. The Trustee shall hold the same in the respective Participants’ separate After-Tax Deposit Accounts, subject to the provisions of the Plan; and any such amount shall not be subject to diversion or return to the Company, except return thereof to the Company in the case and to the extent its transfer having been by reason of a mistake of fact, in which case the return to the Company of the amount involved shall be made within one (1) year of the mistaken payment. 5. USERRA The right of a Participant to make After-Tax Deposits provided herein shall be provided in accordance with the special rules relating to veterans rights under USERRA in Code Section 414(u). 29

ARTICLE V. ROLLOVERS, TRANSFERRED ACCOUNTS PARAGRAPH 1. Rollover of Distributions from Plan A. General. If any portion of the balance to the credit of a Participant is paid or distributed from the Plan to the Participant in an Eligible Rollover Distribution, as defined herein, the amount may be rolled over by the Participant as directed by the Participant, subject to and in accordance with the terms and provisions of the Plan and the Code. B. Written Explanation. The Committee shall cause within a reasonable period of time before making an Eligible Rollover Distribution the issuance of a written explanation to the Participant of the provisions under which the Participant may have the distribution directly transferred to an Eligible Retirement Plan, as defined herein, of the provisions of the Code under which the distribution will not be subject to tax if transferred to an Eligible Retirement Plan, and of the provisions of the Code under which the distribution will not be subject to tax if transferred to an Eligible Retirement Plan within sixty (60) days after the date on which the Participant received the distribution, the provisions of the Code regarding foreign trusts and tax treatment of distributions from the Plan, and of the provisions of the Code under which distributions from the Eligible Retirement Plan receiving a distribution may be subject to restrictions and tax consequences which are different from those applicable to distributions from this Plan. The explanation shall describe a Participant’s right to defer distributions from the Plan to the extent provided in the Plan, and a description of investment options available under the Plan (including fees) that will be available if distributions are deferred, in accordance with and to the extent provided for in applicable regulations. 2. Rollover from Other Plans of the Company With the prior written approval of the Committee, a Participant in this Plan may make a rollover contribution of all or part of a qualifying rollover distribution to such Participant from a trust which is a part of a separate qualified pension or profit-sharing plan of the Company or any subsidiary of the Company. The allowance of any rollover contribution shall be at the discretion of the Committee, and only in accordance with such terms and conditions as the Committee may prescribe. The Participant’s rollover contribution shall constitute an additional deposit in, and become a part of the accounts of the Participant for all purposes of the Plan, and become subject to all the terms and provisions of this Plan, except that the Company shall have no obligation to contribute any amount, out of its net earnings and earned surplus, or otherwise, to or for the benefit of a Participant on account of any such rollover contribution by the Participant. Any Participant’s rollover contribution shall be received, deposited, held, and invested consistent with the investment and accounting provisions of this Plan. For purposes of this paragraph 2., a “qualified pension or profit-sharing plan” shall mean a plan qualified under Section 401(a) of the Code and ERISA; and a “qualifying rollover distribution” shall mean a distribution to a Participant from a trust which forms a part of the Company or a subsidiary qualified pension or profit-sharing Plan which distribution constitutes a distribution qualifying for rollover to this Plan pursuant to Code Section 402(c) (or corresponding provision of any future federal tax code). 3. Trust to Trust Transfers From Other Plans of The Company The Company may, from time to time, direct the Trustee to receive, accept transfers of, and hold as a part of the Trust, deposits or transfers of the funds, deposits, property, assets, and/or accounts of Participants, 30 or employees of any subsidiary of the Company, from a trust which is part of any other qualified defined benefit plan or qualified defined contribution plan of the Company or any subsidiary of the Company. Any such deposit or transfer shall be subject to prior written approval of the Company, and may be pursuant to a modification, continuation, termination, partial termination, consolidation or merger with, or replacement of any such other Company plan or subsidiary plan which may be adopted by the Company or the subsidiary employer, or pursuant to any other arrangement mutually determined and agreed upon by the Company and a subsidiary and/or the subsidiary employee (or Participant). If an employee of the Company or of a subsidiary of the Company whose account is so transferred is otherwise eligible and not already participating in the Plan, he/she shall become a Participant at the time of such transfer and deposit. Any funds or property from the account of a Participant under another Company plan or a subsidiary plan which are so transferred and accepted by the Trustee shall be received and deposited in full to an account or accounts of that Participant under this Plan, and shall thereupon become a part of the Trust held for the account of that Participant in accordance with all the terms and provisions of the Plan. The Committee shall determine and prescribe reasonable and appropriate procedures, certifications, and other requirements to be accomplished and performed by the Company, the Trustee, the Participant, any such subsidiary and the plan administrator and trustee of such other Company plan or subsidiary plan, in order to assure an effective and satisfactory transfer of trust funds, and any such transfer shall be conditioned upon compliance with all such requirements. Notwithstanding any of the foregoing, the Company shall have no obligation to make any matching or other additional contributions to the Plan to or for the benefit of any Participant by reason of any such transfer or deposit to the Trust under this paragraph 3. 4. Direct Rollovers A. Application. Notwithstanding any provision of the Plan to the contrary that might otherwise limit a Distributee’s election under the Plan, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. B. Definitions. For purposes of this paragraph the following definitions shall apply: 1. Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); any hardship distribution; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Sections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. 2. Eligible Retirement Plan. An Eligible Retirement Plan is an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account 31 for amounts transferred into such plan from the Plan, an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity described in Code Section 403(a), an annuity described in Code Section 403(b), or a qualified plan described in Code Section 401(a), that accepts the Distributee’s eligible rollover distribution. The definition of Eligible Retirement Plan shall also apply in the cases of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p). If any portion of an Eligible Rollover Distribution is attributable to payments or distributions from a Designated Roth Account, an Eligible Retirement Plan with respect to such portion shall include only another Designated Roth Account of the individual from whose Account the payments and distributions were made, or a Roth IRA of such individual. 3. Distributee. A Distributee includes a Participant, Employee or former Employee. In addition, the Participant’s, Employee’s or former Employee’s surviving spouse and the Participant’s, Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse. 4. Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. C. Automatic Rollovers. In the event of a mandatory distribution from the Plan greater than One Thousand Dollars ($1,000) in accordance with the provisions of the Plan, if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover or to receive the distribution directly in accordance with the Plan, then the Committee will pay the distribution in a Direct Rollover to an individual retirement account designated by the Committee. For purposes of determining whether a mandatory distribution is greater than One Thousand Dollars ($1,000), the portion of the Participant’s distribution attributable to any rollover contribution is included. D. Rollovers From Other Plans. The Plan will accept rollovers from other plans as follows: 1. Direct Rollovers. The Plan will accept a direct rollover of an Eligible Rollover Distribution from: (a) Qualified plan described in Code Section 401(a) or 403(a), including after•tax employee contributions. (b) An annuity contract described in Code Section 403(b), excluding after-tax employee contributions. (c) An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. 2. Participant Rollover Contributions from Other Plans. The Plan will accept a Participant contribution of an Eligible Rollover Distribution from: (a) A qualified plan described in Code Section 401(a) or 403(a). 32

(b) An annuity contract described in Code Section 403(b). (c) An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. 3. Participant Rollover Contributions from IRAs. The Plan will accept a Participant rollover contribution of the portion of a distribution from a traditional individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income. 4. Rollover of Roth Elective Deferrals or Contributions. The Plan will accept any rollover contributions to a Roth Elective Deferral Account under the Plan or other permissible rollover transfers, contributions or payments of Roth 401(k) deferrals or contributions from any other qualified plan, annuity contract, or other plan, account, or arrangement, subject to rules and applicable regulations as determined by the Committee and consistent with the Code and the Plan. 5. Rollover of Nontaxable Distributions The portion of a distribution of a Participant’s Account that is not includible in gross income for federal income tax purposes may be transferred in a direct trustee-to-trustee transfer to a qualified trust or to an annuity contract described in Code Section 403(b) that provides for separate accounting for amounts so transferred (and earnings thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible, or to an eligible retirement plan, as provided in Code Section 402(c)(2)(A). 6. Trust to Trust Transfers From Plans of Other Employers The Company may, from time to time, direct the Trustee to receive, accept transfers of, and hold as a part of the Trust, deposits or transfers of the funds, deposits, property, assets, and/or accounts of Participants from a trust which is part of any qualified defined contribution plan of another employer. Any such deposit or transfer shall be subject to prior written approval of the Company, and may be pursuant to a modification, continuation, termination, partial termination, consolidation or merger with, or replacement of any such other plan which may be adopted by the Company, or pursuant to any other arrangement mutually determined and agreed upon by the Company and such other employer. If an employee of the Company whose account is so transferred is otherwise eligible and not already participating in the Plan, he/she shall become a Participant at the time of such transfer and deposit. Any funds or property from the account of a Participant under the plan of another employer which are so transferred and accepted by the Trustee shall be received and deposited in full to an account or accounts of that Participant under this Plan, and shall thereupon become a part of the Trust held for the account of that Participant in accordance with all the terms and provisions of the Plan. The Committee shall determine and prescribe reasonable and appropriate procedures, certifications, and other requirements to be accomplished and performed by the Company, the Trustee, the Participant, the plan administrator and trustee of such other employer plan, in order to assure an effective and satisfactory transfer of trust funds, and any such transfer shall be conditioned upon compliance with all such requirements. Notwithstanding any of the foregoing, the Company shall have no obligation to make any matching or other additional contributions to the Plan to or for the benefit of any Participant by reason of any such transfer or deposit to the Trust under this Paragraph 5. 33

7. Separately Accounted For Rollovers From Other Plans Notwithstanding the foregoing or any other provision of the Plan, the Plan may separately account for amounts attributable to rollover contributions by Participants to the Plan. If such separate accounting is prescribed and made pursuant to direction of the Committee, the amounts attributable to such rollover contributions shall be subject to the general rules otherwise applicable to distributions under the Plan, unless and until there is an amendment of the Plan to expressly provide that such amounts may be distributed at any time pursuant to the Participant’s request. Provided, that any distributions of amounts attributable to a rollover contribution from another plan is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, and the minimum distribution requirements of Code Section 401(a)(9) and additional income tax under Section 72(t) to the extent otherwise applicable to the Plan and Participants. 8. Rollover to IRA for Non-Spouse Beneficiary A direct trustee-to-trustee transfer may be made of any portion of a distribution of the Plan Account of a deceased Participant or Employee to an individual retirement account established for the purpose of receiving the distribution on behalf of an individual who is a designated beneficiary of the Participant or Employee and who is not the surviving spouse of the Participant or Employee pursuant to Code Section 402(c)(11) and Article XIII, paragraph 5. of the Plan. 9. Transfer to Foreign Trust Disallowed Notwithstanding anything to the contrary expressed or implied in the Plan, transfers of amounts from the Plan to a foreign trust that is not a qualified plan or that would be considered a distribution of the amount transferred for federal income tax purposes under applicable regulations and guidance of the Internal Revenue Service, shall not be made. 10. Automatic Rollover by Participants or Inactive Participants In furtherance of the foregoing and as otherwise allowed by the Plan and directed and authorized by the Committee, the Plan may include and be administered to provide one or more automatic rollover features and procedures, to include such a feature or procedure under which inactive Participants or former Employees may rollover cash or investment options in kind to an individual retirement account by means of an electronic medium or similar program maintained and administered by the Trustee of the Plan, or an affiliate thereof. 34

ARTICLE VI. SUSPENSION OF SALARY REDUCTIONS, DEPOSITS PARAGRAPH 1. Suspension of Reduction in Compensation or After-Tax Deposits by Participant for Deficiency in Compensation A Participant may, at any time elect in writing, in the manner prescribed by the Committee, to suspend his/her elected Reduction in Compensation or After-Tax Deposits in any regular pay period in which either would normally be deducted pursuant to his/her prior election. In any pay period in which a Reduction in Compensation or After-Tax Participant Deposit would normally be deducted from such a Participant’s pay, such Reduction in Compensation or After-Tax Participant Deposit will be automatically suspended without notice if his/her net pay for such pay period is insufficient to permit the deduction to be made in full. 2. Reinstatement of Voluntarily Suspended Reduction in Compensation or After-Tax Deposits A Participant may at any time elect in writing to reinstate his/her Reduction in Compensation or After- Tax Participant Deposit to the Plan which he/she previously voluntarily suspended. Such election to reinstate a previously suspended Reduction in Compensation or After-Tax Participant Deposit shall be made in the manner prescribed by the Committee and shall be effective on the first day of the calendar quarter next following the end of the calendar month in which the Participant’s written election for such reinstatement is received by the Company. 35

ARTICLE VII. COMPANY MATCHING CONTRIBUTIONS PARAGRAPH 1. Company Matching Contributions The Company shall make Matching Contributions for Participants in the Plan as provided for in this Article VII, below. Upon and after a Non-Bargaining Unit Participant’s commencement of participation in the Plan, subject to the limitations specified herein and in Article VIII, the Company shall regularly contribute, out of its net earnings and earned surplus as reflected by its books of account, and shall pay to the Trustee at least monthly, amounts of Matching Contributions equal to the 401(k) Contributions for that Non-Bargaining Unit Participant, or that Non• Bargaining Unit Participant’s After-Tax Deposits for that month, as provided for herein below. After a Bargaining Unit Participant has completed one (1) Year of Service as an Employee of the Company, subject to the limitations specified herein and in Article VIII, the Company shall regularly contribute, out of its net earnings and earned surplus as reflected by its books of account, and shall pay to the Trustee at least monthly, amounts of Matching Contributions equal to the 401(k) Contributions for that Bargaining Unit Participant, or that Bargaining Unit Participant’s After-Tax Deposits for that month, as the case may be, as provided for herein below. A. Non-Bargaining Unit Participants 1. The Company shall make a Matching Contribution for each Non-Bargaining Unit Participant which shall be equal to the 401(k) Contribution for such Participant based upon such Participant’s elected Reduction in Compensation and deferral for that payroll period, subject to the limitation stated in clause 3. of this subparagraph 1.A., below; provided, that the Company shall not make any Matching Contribution for such a Non-Bargaining Unit Participant with respect to that part of the 401(k) Contribution that is either an ESOP Dividend Distribution/Additional Deferral Contribution or a Catch-Up Contribution made for such Participant. 2. After making the Matching Contribution provided for in clause 1. of this subparagraph 1.A. above, the Company shall make a Matching Contribution for each Non• Bargaining Unit Participant which shall be equal to such Participant’s After-Tax Deposits for that payroll period, subject to the limitation stated in clause 3. of this subparagraph l.A., below. 3. The aggregate Matching Contributions of the Company per payroll period under clauses 1. and 2. of this subparagraph 1.A. for a Non-Bargaining Unit Participant hereunder shall not exceed six percent (6%) of the Non-Bargaining Unit Participant’s Compensation for the payroll period. 4. A full Matching Contribution shall be made for a Participant whose 401(k) Contributions equal the deferral limitation under Code Section 402(g) prior to the Plan limit on Matching Contributions being reached for the Plan Year. If the 401(k) Contributions based upon a Participant’s elected Reduction in Compensation equal the Code Section 402(g) limitation at any time during a Plan Year, and when such limitation is reached no further 401(k) Contributions or 36

After-Tax Deposits are made for or by such Participant for that Plan Year, and the amount of Matching Contributions made for the Plan Year is then less than the Maximum Matching Contribution Amount, the Company shall thereafter make one or more payroll period Matching Contributions for the Participant in that Plan Year until the total Matching Contributions made for the Participant for that Plan Year equal such Maximum Matching Contribution Amount. For purposes of this subparagraph 1.A.4., the term “Maximum Matching Contribution Amount” shall mean the lesser of (i) the total amount of the 401(k) Contributions for the Participant and the Participant’s After-Tax Contributions for that Plan Year, or (ii) six percent (6%) of the total of the Participant’s payroll period compensation for all payroll periods in that Plan Year. B. Bargaining Unit Participants. 1. For each payroll period the Company shall make a Matching Contribution for each Bargaining Unit Participant equal to one hundred percent (100%) of the percentage of any 401(k) Contribution and of any After-Tax Deposit for the Payroll Period times such Bargaining Unit Participant’s Annual Compensation; provided, that the Company’s Matching Contribution for a Payroll Period shall apply only to the first six percent (6%) of the amount of any Bargaining Unit Participant’s Annual Compensation paid for the Payroll Period, and any Matching Contribution shall only be made with respect to any Bargaining Unit Participant’s Annual Compensation for Payroll Periods beginning after the first day of the calendar month coincident with or next following completion of one (1) year of service by such Bargaining Unit Participant. Notwithstanding any other provision of the Plan, the Company shall not make any Matching Contribution for such a Bargaining Unit Participant with respect to that part of the 401(k) Contribution that is a Catch-Up Contribution made for such Participant. 2. The Company’s maximum Matching Contribution shall in all cases be allocated and contributed first to match the 401(k) Contribution for the Participant’s Reduction in Compensation for that month, and shall then be allocated and contributed to match a Participant’s After-Tax Deposit only to the extent such Participant’s Reduction in Compensation for that month is less than the Company’s maximum Matching Contribution for that month. C. Application of Limitations If necessary to meet the limitations of paragraphs 2., 3., 4., or 6. of Article VIII, the Company’s Matching Contributions for a Participant shall be reduced in the manner determined by the Committee. Such reductions shall be made in a uniform and nondiscriminatory manner, determined by the Committee in its sole discretion, which are needed to comply with such limitations. 2. Participant’s Matching Contribution Account The Company’s Matching Contribution shall be credited to each participating Participant’s Employer Contribution Account. 3. Re-entry of Participant If a former Participant whose employment has terminated shall be rehired as an Employee, he/she shall be entitled to have all his/her prior service counted for purposes of the one (1)-year service requirement for entitlement to Company Matching Contributions. 37

4. USERRA The Company matching contributions provided for under the Plan shall be provided in accordance with the special rules relating to veterans rights under USERRA in Code Section 414(u). 38

ARTICLE VIII. LIMITATIONS ON CONTRIBUTIONS AND ANNUAL ADDITIONS PARAGRAPH 1. General Company contributions, After-Tax Deposits, and other contributions under the Plan shall be limited as provided in this Article VIII. 2. Limitation on Elective Deferrals; Catch-Up Contributions No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other plan, contract or arrangement maintained by the Company, during any calendar year, in excess of the dollar limitation contained in Code Section 402(g) in effect for the Participant’s taxable year beginning in such calendar year. In the case of a Participant age fifty (50) or over by the end of the taxable year, the dollar limitation described in the preceding sentence includes the amount of Elective Deferrals that can be Catch- Up Contributions. The dollar limitation contained in Code Section 402(g) is $18,500 for taxable years beginning in 2018. Such limit will be adjusted by the Secretary of the Treasury for the cost-of-living increases under Code Section 402(g)(4). For purposes of the foregoing and the Plan “Catch-Up Contributions” are Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by a Participant who is age fifty (50) or over by the end of the taxable year. An otherwise applicable limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch• Up Contributions, such as limits on annual additions, the dollar limit on Elective Deferrals under Code Section 402(g) (not counting Catch-Up Contributions) and the limit imposed on the actual deferral percentage (ADP) test under Code Section 401(k)(3). Catch-Up Contributions for a Participant for a taxable year may not exceed (1) the dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(i) for the taxable year or (2) when added to other Elective Deferrals, 75 percent of the Participant’s Compensation for the taxable year. The dollar limit on Catch-Up Contributions under Code Section 414(v)(2)(B)(i) is $6,000 for taxable years beginning in 2018, which will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 414(v)(2)(C). Catch-Up Contributions are not subject to the limits on annual additions, are not counted in the ADP test and are not counted in determining the minimum allocation under Code Section 416 (but Catch-Up Contributions made in prior years are counted in determining whether the Plan is top- heavy). 3. Actual Deferral Percentage Limitations The Actual Deferral Percentage for the Highly Compensated Employees for the Plan Year shall not exceed the greater of A. or B. as follows: A. The Actual Deferral Percentage for the preceding Plan Year for all those Employees eligible to be Participants in this Plan who are not Highly Compensated Employees, multiplied by 1.25, or B. The Actual Deferral Percentage for the preceding Plan Year for those Employees eligible to be Participants in this Plan who are not Highly Compensated Employees multiplied by two (2); provided, however, that under this subparagraph 3.B. limitation the Actual Deferral Percentage for the Highly Compensated Employees may not exceed the Actual Deferral Percentage for the preceding Plan Year for 39 the Employees eligible to be Participants in this Plan who are not Highly Compensated Employees by more than two (2) percentage points. This limitation shall be applied and used in testing under the prior or preceding year method under Code Section 401(k)(3). Provided, the Company may amend the Plan to provide that it elects to apply the limitations of subparagraphs A. and B. of this paragraph by using the Actual Deferral Percentage of eligible Participants who are not Highly Compensated Employees for the current Plan Year rather than the preceding Plan Year in accordance with applicable Regulations, except that if such election is made, it may not be changed except as provided by the Internal Revenue Service under Code Section 401(k)(3). If any Highly Compensated Employee is a participant in two (2) or more cash or deferred arrangements of the Company, for purposes of determining the Actual Deferral Percentage with respect to such Participant, all such cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement, for purposes of this paragraph and the Plan, in accordance with Code Section 401(k)(3) and Treasury Regulations §1.401(k)-1(g). If two (2) or more plans which include cash or deferred arrangements are considered as one (1) plan for purposes of Code Section 401(a)(4) or 410(b), the cash or deferred arrangements included in such plans shall be treated as one (1) arrangement for purposes of this paragraph and the Plan, in accordance with Code Section 401(k)(3) and Treasury Regulations §§1.401(k)-1(b)(3) and 1.401(k)-1(g). 4. Limitations on Company Matching Contributions The Matching Contribution Percentage for eligible Highly Compensated Employees for any Plan Year shall not exceed the greater of (i) one hundred twenty-five percent (125%) of such percentage for all other eligible Employees, for the preceding Plan Year, or (ii) the lesser of two hundred percent (200%) of such Matching Contribution Percentage for all other eligible Employees for the preceding Plan Year, or such Matching Contribution Percentage for all other eligible Employees for the preceding Plan Year, plus two (2) percentage points. This limitation shall be applied and used in testing under the prior or preceding year method under Code Section 401(m)(2). Provided, the Company may amend the Plan to provide that elects to apply the limitations of this paragraph by using the current Plan Year rather than the preceding Plan Year, in accordance with applicable Regulations, except that if such election is made, it may not be changed except as provided by the Internal Revenue Service under Code Section 401(m)(2). If two (2) or more plans of the Company to which matching contributions, employee contributions, or elective deferrals are made are treated as one (1) plan for purposes of Code Section 410(b), such plans shall be treated as one (1) plan for purposes of this paragraph and the Plan, for purposes of this paragraph and the Plan, in accordance with Code Section 401(m)(2)(B) and Treasury Regulations §1.401(m)-1(f). If a Highly Compensated Employee participates in two (2) or more plans of the Company to which contributions to which Code Section 401(m) applies are made, all such contributions shall be aggregated for purposes of this paragraph and the Plan, in accordance with Code Section 401(m)(2)(B) and Treasury Regulations §§1.401(m)-1(b)(3) and 1.401(m)-1(f). 5. Separate Application of Limitations If this Plan is maintained by separate employers as a multiple employer plan, the Actual Deferral Percentage limitations in paragraph 3. above, and the Matching Contribution Percentage limitations in 40 paragraph 4. above, shall be applied as if each separate employer maintaining this Plan as a multiple employer plan maintained a separate plan 6. Limitation on Allocations, Annual Additions Pursuant to this paragraph 6., contributions and other additions to the Plan with respect to any Participant for any taxable year shall not exceed the limitation provided in Code Section 415(c)(3), expressed as an Annual Addition to the Participant’s account, which limitation is the greater of (i) $55,000 (adjusted for increases in the cost-of-living pursuant to Code Section 415(d)), or (ii) 100% of the Participant’s Compensation, as described and provided herein below. A. Limitation for Participant that Participates in No Other Plan. 1. (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Company or a welfare benefit fund, as defined in §419(e) of the Code maintained by the Company, or an individual medical account, as defined in §415(1)(2) of the Code, maintained by the Company, or a simplified employee pension, as defined in §408(k) of the Code, maintained by the Company, which provides an Annual Addition as defined in paragraph 6.C.l., below, the amount of Annual Additions which may be credited to the Participant’s account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan. (b) If the Company contribution that would otherwise be contributed or allocated to the Participant’s Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. 2. Prior to determining the Participant’s actual Compensation for the Limitation Year, the Company may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant’s Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. 3. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant’s actual Compensation for the Limitation Year. 4. If there is an Excess Amount of a Participant’s Annual Additions for a Limitation Year it shall be corrected and adjusted in the manner allowed and authorized under Code Section 401(a) and applicable regulations and guidance published by the Internal Revenue Service, including the Employee Plans Compliance Resolution System (EPCRS). B. Limitation for Participant that Participates in Other Plan. 1. (a) This paragraph 6.B. applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Company, a welfare benefit fund maintained by the Company, an individual medical account maintained by the Company, or a simplified employee pension maintained by the Company, that provides an Annual Addition as defined in paragraph 6.C.l., during any Limitation Year. 41

(b) The Annual Additions which may be credited to a Participant’s Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant’s account under the other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. (c) If the Annual Additions with respect to the Participant under other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Company are less than the Maximum Permissible Amount and the Company contribution that would otherwise be contributed or allocated to the Participant’s Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. (d) If the Annual Additions with respect to the Participant under such other qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant’s Account under the Plan for the Limitation Year. 2. Prior to determining the Participant’s actual Compensation for the Limitation Year, the Company may determine the Maximum Permissible Amount for a Participant in the manner described in paragraph 6.A.2., above. 3. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant’s actual Compensation for the Limitation Year. 4. If, pursuant to paragraph 6.B.3., above, or as a result of the allocation of forfeitures, a Participant’s Annual Additions under the Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date. 5. If an Excess Amount was allocated to a Participant on an allocation date of the Plan which coincides with an allocation date of another plan, the Excess Amount attributed to the Plan will be the product of, (a) the total Excess Amount allocated as of such date, times (b) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under the Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan and all the other qualified defined contribution plans. 42

6. Any Excess Amount attributed to this Plan will be disposed in the manner described in paragraph 6.A.4. C. Definitions. The following definitions shall apply for purposes of this paragraph 6., and is applicable under the Plan. 1. Annual Additions: The sum of the following amounts credited to a Participant’s Account for the limitation year: (a) Company contributions; (b) Employee contributions; (c) Forfeitures; (d) Amounts allocated to an individual medical account, as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Company are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued which are attributable to post- retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Company are treated as Annual Additions to a defined contribution plan; and (e) Allocations under a simplified employee pension. For this purpose, any Excess Amount applied under paragraphs 6.A.4. and 6.B. in the Limitation Year to reduce Company contributions will be considered Annual Additions for such Limitation Year. 2. Compensation: Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company or employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable Plan (as described in Treasury Regulations §1.62-2(c)), and excluding the following: (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation; (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and 43

(d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee). In general, for purposes of applying the limitations of this paragraph 6., Compensation for a Limitation Year is the Compensation actually paid or made available in gross income during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Any compensation shall be considered for purposes of this paragraph for a Limitation Year notwithstanding that is paid after the Participant’s severance from employment with the Company, provided the compensation is paid by the later of 2 ½ months after severance from employment with the Company or the end of the Limitation Year that includes the date of severance from employment with the Company. 3. Defined Contribution Dollar Limitation: $55,000, as adjusted under Code Section 415(d). 4. Company: For purposes of this paragraph, Company shall mean the Company and subsidiaries that adopt the Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b), as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c), as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the adopting entity is a part, and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). 5. Excess Amount: The excess of the Participant’s Annual Additions for the Limitation Year over the Maximum Permissible Amount. 6. Limitation Year: A calendar year. All qualified plans maintained by the Company must use the same Limitation Year. If the Limitation Year is amended to a different 12- consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. 7. Maximum Permissible Amount. For limitation years beginning on or after January 1, 2014, except for catch up contributions described in Code Section 414(v), the Annual Addition that may be contributed or allocated to a Participant’s Account under the Plan for any Limitation Year shall not exceed the lesser of: (a) The Defined Contribution Dollar Limitation. (b) 100 percent of the Participant’s Compensation for the Limitation Year. 44

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)), which is otherwise treated as an Annual Addition. If a short limitation year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction: Number of months in the short limitation year 12 7. No Return or Diversion of Contributions Except for Mistake Except as provided in paragraphs 9. and 10. of this Article VIII below, the Trustee shall hold the Company’s contributions in the respective Participants’ Accounts, subject to the provisions of the Plan; and no part of those contributions shall be recoverable by the Company, nor shall they be used for, or diverted to any other purpose, except for return thereof to the Company in the case and to the extent of its contributions having been made by reason of a mistake of fact, in which case the return to the Company of the amount involved shall be made within one (1) year of the mistaken contribution; and if a contribution to the Plan conditioned upon the deductibility of the contribution under Code Section 404, as provided in paragraph 14. of this Article VIII, then such contribution may be returned to the Company (to the extent disallowed) within one (1) year after the disallowance of the deduction; provided, that any contribution for a Participant which exceeds the limitations provided in paragraphs 2. and 3. of this Article VIII shall be distributed to the Participant as directed by the Committee within a reasonable period of time consistent with requirements for distributing excess deferrals under the Code and regulations thereunder. 8. Distribution of Excess Deferrals If any Excess Deferrals are included in the gross income of a Participant for any taxable year under Code Section 402(g)(1), (or corresponding section of any future federal tax code), then not later than March 1 following the close of the taxable year, such Participant may allocate the amount of such Excess Deferrals among the plans under which the Excess Deferrals were made and may notify the Committee of the portion allocated to the Plan; and not later than April 1 following the close of the taxable year, the Plan may distribute to such Participant the amount allocated to the Plan (and any income allocable to such amount). Such distribution of the Excess Deferrals of a Participant may be made notwithstanding any other provision of the Plan, the Code, or ERISA; provided, that except to the extent provided in applicable Treasury Regulations, notwithstanding the distribution of such portion of Excess Deferrals from the Plan, such portion shall be treated as a contribution of the Company for purposes of applying the limitations in paragraphs 3. and 4. of this Article VIII and Code Section 401(k). If the Plan distributes only a portion of any Excess Deferrals allocated to the Plan and income allocable thereto, such portion shall be treated as having been distributed ratably from the Excess Deferral allocable to the Plan and the income. 9. Excess 40l(k) Contributions In the event there are Excess Contributions under the limitations of Code Section 401(k) for any Plan Year actually paid over to the Trust on behalf of Highly Compensated Employees, then the Committee may, in its sole discretion, direct the Trustee to distribute the amount of such Excess Contributions for such Plan Year (and any income allocable to such Excess Contributions). Notwithstanding any other provision of this Plan, Excess Contributions plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess 45

Contributions were allocated for the preceding Plan Year; provided, that such distribution shall be made as promptly as practicable, so as to avoid the effect of Code provisions stating that if such excess amounts are distributed more than 2½ months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the employer maintaining the Plan with respect to such amounts. Excess Contributions shall be allocated to the Highly Compensated Employees with the largest amounts of Company contributions taken into account in calculating the Actual Deferral Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Company contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence the “largest amount” is determined after distribution of Excess Contributions. If such excess amounts are distributed more than two and one-half (2½) months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Company with respect to such amounts. Excess Contributions (including the amounts recharacterized) shall be treated as annual additions under the Plan. Excess Contributions shall be adjusted for any income or loss up to the end of the Plan Year. Unless otherwise determined by the Committee, the income or loss allocable to Excess Contributions is the income or loss allocable to the Participant’s Elective Deferral account (and, if applicable, the Qualified Nonelective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant’s Excess Contributions for the year and the denominator is the Participant’s account balance attributable to Elective Deferrals (and Qualified NonElective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year. Excess Contributions shall be distributed from the Participant’s Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant’s Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participant’s Qualified Nonelective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant’s Elective Deferral account and Qualified Matching Contribution account. The Committee may, in its sole discretion, permit a Participant to treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Such recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals under the Plan. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Participant contributions made by the Participant would exceed any stated limit under the Plan on Participant contributions. Any such recharacterization must occur no later than two and one-half (2½) months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant’s tax year in which the Participant would have received them in cash. If and to the extent Excess Contributions (and income allocable thereto) are distributed, such Excess Contributions and allocable income shall be designated by the Company as a distribution of Excess Contributions (and income) and shall be distributed to the appropriate Highly Compensated Employees after the close of the Plan Year in which the Excess Contributions arose and within twelve (12) months after the close of that Plan Year. In all cases, for purposes of the foregoing, the income allocable to Excess 46

Contributions shall equal the sum of the allocable gain or loss for the Plan Year. In addition to the provisions stated above, the Committee may determine and use any reasonable method for computing the income allocable to Excess Contributions, which method shall be nondiscriminatory, be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and be used by the Plan for allocating income to Participants’ accounts. The amount of Excess Contributions to be distributed or to be recharacterized under the foregoing provisions of this Article VIII with respect to a Participant shall be reduced by any Excess Contributions previously distributed to the Participant for the Participant’s taxable year ending with or within the Plan Year in accordance with Code Section 402(g)(2), (or corresponding section of any future federal tax code), and the amount of Excess Contributions that may be distributed with respect to a Participant for a taxable year shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within the taxable year, in the manner necessary to satisfy the applicable provisions of the Treasury Regulations under Code Section 401(k). 10. Excess Aggregate Contributions In the event the aggregate amount of Matching Contributions and employee contributions (and any qualified nonelective contribution or elective contribution taken into account in computing the contribution percentage) actually made on behalf of Highly Compensated Employees for any Plan Year is an amount in excess of the maximum amount of such contributions permitted under the limitations on matching contributions stated in paragraph 4. of this Article VIII (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages), then the Committee may, in its sole discretion, direct the Trustee to distribute the amount of such excess of such contributions for such Plan Year (and any income allocable to such contributions), but the distribution of such excess contributions (and income) shall be made within two and one-half (2½) months after the close of such Plan Year. Any distribution of such Excess Aggregate Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions on behalf of, or by, each such Highly Compensated Employee. The determination of the amount of such excess aggregate contributions with respect to the Plan shall be made after (i) first determining the excess deferrals (within the meaning of Code Section 402(g) (or corresponding section of any future federal tax code)), and (ii) then determining the excess 401(k) Contributions under paragraph 3. of this Article VIII. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year; provided, that such distribution shall be made as promptly as practicable, so as to avoid the effect of Code provisions stating that if such Excess Aggregate Contributions are distributed more than 2½ months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan. Excess Aggregate Contributions shall be adjusted for any income or loss up to the end of the Plan Year. Unless otherwise determined by the Committee, the income or loss allocable to Excess Aggregate Contributions is the income or loss allocable to the Participant’s Employee Contribution account, Matching Contribution account, Qualified Matching Contribution account (if any, and if all amounts therein are not used in the Actual Deferral Percentage test) and, if applicable, Qualified Nonelective 47

Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant’s Excess Aggregate Contributions for the year and the denominator is the Participant’s account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year. Excess Aggregate Contributions shall be distributed on a pro-rata basis from the Participant’s Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant’s Qualified Nonelective Contribution account or Elective Deferral account, or both). The method of distributing Excess Aggregate Contributions shall in all cases satisfy the requirements of Code Section 401(a)(4), and after any correction by means of such distributions, each level of matching contributions must be currently and effectively available to a group of Employees that satisfies Code Section 410(b), and in correcting Excess Aggregate Contributions by means of distributions, Participant contributions may not be distributed to Highly Compensated Employees to the extent needed to meet the requirements of Code Section 401(m)(2) while Matching Contributions attributable to Participant Contributions remain allocated to Highly Compensated Employees’ accounts; provided, that a method of distributing Excess Aggregate Contributions may include the distribution of unmatched Participant contributions that exceed the highest rate at which Participant contributions are matched before matched Participant contributions, or the distribution of Matching Contributions prior to Participant contributions. The distribution of Excess Aggregate Contributions under this paragraph shall include all income applicable thereto. The income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year. In addition, to the provisions stated above, the Committee may determine and use any reasonable method for computing the income allocable to Excess Aggregate Contributions, which method shall be nondiscriminatory, be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and be used by the Plan for allocating income to Participants’ accounts. 11. Qualified Nonelective and Matching Contributions The Company may, in its sole discretion, elect to make Qualified Nonelective Contributions and Qualified Matching Contributions that are to be treated as 401(k) Contributions in order to satisfy the Actual Deferral Percentage tests prescribed in paragraph 3. of this Article VIII, and treated as Company Matching Contributions, to satisfy the nondiscrimination tests prescribed in paragraph 4. of this Article VIII provided that such Qualified Nonelective Contributions or Qualified Matching Contributions shall be treated as 401(k) Contributions or Company Matching Contributions if they satisfy the requirements for such treatment prescribed by the applicable Treasury Regulations. The term “Qualified Nonelective Contributions” means Company contributions to the Plan other than 401(k) Contributions and Company Matching Contributions that satisfy the requirements of the nondiscrimination requirements of the Plan provided in paragraph 3. of this Article VIII, and the distribution limitations applicable to 401(k) Contributions under the Plan, Code Section 401(k)(2)(B), and Treasury Regulations Section 1.401(k)- l(d). The amount of any nonelective contributions to the Plan, including those Qualified Nonelective Contributions treated as elective contributions for purposes of the Actual Deferral Percentage test, must satisfy the requirements of Code Section 401(a)(4) and Treasury Regulations thereunder; the amount of nonelective contributions, excluding those Qualified Nonelective Contributions treated as elective contributions for purposes of the Actual Deferral Percentage Test and those nonelective contributions treated as matching contributions for purposes of the Actual Deferral Percentage Test must satisfy the 48 requirements of Code Section 401(a)(4) and applicable Treasury Regulations thereunder; and the Qualified Nonelective Contributions and Qualified Matching Contributions must satisfy the requirements of Treasury Regulation § 1.401(k)-2(a)(6) for the Plan Year as if such contributions were elective contributions. The aggregation requirements specified in Treasury Regulations § 1.401(k)-2(a)(6)(iii) shall be satisfied with respect to any taking into account of Qualified Nonelective Contributions and Qualified Matching Contributions for purposes of the Actual Deferral Percentage test. The Plan shall be administered by the Committee to assure that the amount of nonelective contributions, including those Qualified Nonelective Contributions treated as Matching Contributions for purposes of the Actual Contribution Percentage test, shall satisfy the requirements of Code Section 401(a)(4) and the Treasury Regulations thereunder. The amount of nonelective contributions, excluding those Qualified Nonelective Contributions treated as Matching Contributions for purposes of the Actual Contribution Percentage test and those Qualified Nonelective Contributions treated as elective contributions under Code Section 401(k) for purposes of the Actual Deferral Percentage Test, shall satisfy Code Section 401(a)(4) and the Treasury Regulations thereunder; the elective contributions, including those treated as Matching Contributions for purposes of the Actual Contribution Percentage Test must satisfy the requirements of Code Section 401(k)(3); the Qualified Nonelective Contributions shall be allocated to the Participant under the Plan as of a date within the Plan Year, and the elective contributions shall satisfy Code Section 401(k) and the Treasury Regulations thereunder for the Plan Year; and the aggregation of plans requirements of Treasury Regulations § 1.401(m)• l(b)(4) shall be satisfied. In administering the Plan with respect to Qualified Nonelective Contributions certain contributions are not taken into account. Qualified Nonelective Contributions cannot be taken into account for a Plan Year for a non-highly compensated employee (hereinafter referred to as “NHCE”) to the extent such contributions exceed the product of that NHCE’s compensation and the greater of five percent (5%) or two (2) times the Plan’s Representative Contribution Rate. Any Qualified Nonelective Contribution taken into account under an actual contribution percentage test under Treas. Reg. §1.401(m)-2(a)(6) (including the determination of the Representative Contribution Rate for purposes of Treas. Reg. §1.401(m)- 2(a)(6)(v)(B)), is not permitted to be taken into account. For purposes of this paragraph, the Plan’s “Representative Contribution Rate” means and is the lowest Applicable Contribution Rate of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest Applicable Contribution Rate of any eligible NHCE in the group of all eligible NHCEs for the Plan Year and who is employed by the Company on the last day of the Plan Year); and the “Applicable Contribution Rate” for an eligible NHCE means and is the sum of the qualified matching contributions taken into account for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s compensation for the same period. 12. Plan Not Dependent Upon Earnings; Company Contributions Limited to Earnings This Plan is intended to be a profit-sharing plan within the meaning of Code Sections 401(a)(l) and 401(a) (27) without regard to current or accumulated earnings and profits of the Company; provided, that if at any time the Company’s net earnings and earned surplus as reflected by its books of account are insufficient to permit the making in full therefrom of any contribution otherwise required to be made by the Company hereunder, such contributions shall be required to be made only to the extent, if any, that such net earnings, earned surplus, and accumulated earnings and profits are sufficient, and the deficiency shall not thereafter be made up even though such earnings and profits again become sufficient therefor; provided further, however, that the portion of this Plan which constitutes an employee stock ownership 49 plan is intended to be a stock bonus plan within the meaning of Code Sections 401(a) and 4975(e)(7), and the Treasury regulations thereunder which is established and maintained by the Company to provide benefits similar to those of a profit-sharing plan except that the contributions by the Company are not necessarily dependent upon profits and the benefits are distributable in stock of the Company. 13. Maximum Contribution In no event, however, shall Company contributions be made in excess of the amount deductible under Code Section 404, or other applicable federal law now or hereafter in effect. 14. Application of Dollar Leveling Method. The distribution of Excess Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of each Highly Compensated Employee in accordance with Code Section 401(k)(8)(C). A parallel method shall also be used for recharacterizing Excess Contributions under Code Section 401(k)(8)(A)(ii), and for distributing Excess Aggregate Contributions under Code Section 401(m)(6)(C). In order to distribute Excess Contributions (and to apply a parallel method to recharacterize Excess Contributions, or distribute Excess Aggregate Contributions, as applicable) the following procedure and method shall be used: (1) Calculate the dollar amount of Excess Contributions for each affected Highly Compensated Employee in a manner described in Code Section 401(k)(8)(B) and Treasury Regulations § 1.401(k)-2(b)(2). However, in applying these rules, rather than distributing the amount necessary to reduce the Actual Deferral Percentage of each affected Highly Compensated Employee in order of such Highly Compensated Employees Actual Deferral Percentages, beginning with the highest Actual Deferral Percentage, the Plan shall use these amounts in step (2.) (2) Determine the total of the dollar amounts calculated in step (1). This total amount in step (2) (total excess contributions) should be distributed in accordance with steps (3) and (4), below: (3) The elective contributions of the Highly Compensated Employee with the highest dollar amount of elective contributions are reduced by the amount required to cause that Highly Compensated Employee’s elective contributions to equal the dollar amount of the elective contributions of the Highly Compensated Employee with the next highest dollar amount of elective contributions. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total excess contributions, the lesser reduction amount is distributed. (4) If the total amount distributed is less than the total excess contributions, step (3) is repeated. 50

15. Income Allocable to Excess Contributions The income allocable to Excess Contributions is equal to the allocable gain or loss through the end of the Plan Year. 51

ARTICLE IX. INVESTMENT PROVISIONS PARAGRAPH 1. Participant Directed Investment A. General. The amounts allocated to Participant Accounts and Plan assets shall be invested by the Trustee in accordance with this Article IX. The Plan investment options made available to Participants from time to time shall be established, maintained, modified and changed by action of the Committee, unless otherwise determined or directed by the Company. B. Plan Investment Policy. The Committee shall be authorized and is directed to adopt, maintain, monitor, and update from time to time a written investment policy statement for the Plan. The investment policy statement for the Plan shall provide a written policy to govern the providing of a program under the Plan that includes investment options for directed investment of Participant Accounts by Participants. The investment policy statement for the Plan shall be periodically reviewed by the Committee and modified as the Committee determines to be in accordance with the purposes and provisions of the Plan and other circumstances the Committee considers relevant. C. Direction of Investment; Investment Options. A Participant shall have the right and opportunity, by delivery of his/her direction to the Committee in the manner and form it prescribes, and in turn direct the Trustee, that any or all cash in his/her account, including his/her deposits, the Company’s contributions, and any other cash, shall be invested under any one or more of certain designated investment options made available under the Plan. The Committee shall in turn furnish or cause the Participant’s investment direction to be delivered to and acted upon by the Trustee within such period of time as the Committee determines to be reasonable and practicable in the circumstances. A Participant’s initial direction of investment shall be in written form or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. A Participant shall be authorized and have the right and opportunity, after initial direction of investment, to give further directions for changes in the investment of his/her account by written direction, electronic medium, use of a telephone voice response system established by the Committee and Trustee for the Plan or other means determined and prescribed by the Committee. Investment in certain options may be limited to retention and maintenance of prior contributions invested in such options, with no further investment of contributions therein being permitted, as more particularly provided below. The Committee may establish, modify and change the investment options made available to Participants from time to time. A Participant may also change his investment direction and direct sales from time to time to the extent permitted and authorized in subparagraphs l.D. and F., and paragraph G., below. The Plan Administrator intended that the investment options under this Plan would be identical to those under the ONEOK, Inc. 401(k) Plan as of January 1, 2014, and that all Participant investment directions under the ONEOK, Inc. 401(k) Plan as of December 31, 2013 would transfer to this Plan. Accordingly, in the absence of any other affirmative investment direction, each Transferred Participant (as defined in Article XXIV) who was a participant in the ONEOK, Inc. 401(k) Plan as of December 31, 2013 was then deemed to have elected to allocate his or her Plan Account among investment options under this Plan in the same manner as under the ONEOK, Inc. 40l(k) Plan and thereby continue to exercise control, over the investment of such Participant’s Plan Account. The Plan Administrator intended that such deemed election would constitute a qualified change in investment options within the meaning of Section 404(c)(4) of ERISA. 52

Moreover, in the absence of any other affirmative investment direction, Participants who have directed the investment of their Plan Accounts, in whole or in part, in ONEOK, Inc. common stock as of the Separation (as defined in Article XXIV) shall ‘be deemed to have elected to direct the same investment in ONE Gas, Inc. common stock after the Separation, and the Plan Administrator intends that such deemed election shall constitute a qualified change in investment options within the meaning of Section 404(c)(4) of ERISA. D. Qualified Default Investment of Participant Account 1. Notwithstanding the foregoing, if a Participant fails or refuses to direct the investment of all or any part of his/her Participant Account the amount of the Account that is not directed to be invested by the Participant shall be invested in a Qualified Default Investment Alternative that is determined by the Company and the Committee in accordance with paragraph E. of this Article IX, below, and otherwise in accordance with the Plan. 2. With respect to the investment of assets in a Participant Account pursuant to this paragraph, the following requirements and conditions shall apply: (a) The assets shall be invested in the Qualified Default Investment Alternative as defined herein. (b) The Participant or beneficiary on whose behalf the investment is made shall have had an opportunity to direct investment of assets of his/her Participant Account but did not direct the investment of the assets. (c) The Participant or beneficiary on whose behalf an investment is made in such a Qualified Default Investment Alternative shall be furnished with a notice that satisfies the requirements set forth below. (d) Any material provided to the Plan relating to a Participant’s or beneficiary’s investment in a Qualified Default Investment Alternative shall be provided to the Participant or beneficiary. (e) Any Participant or beneficiary on whose behalf assets are invested in a Qualified Default Investment Alternative may, consistent with the terms of the Plan (but not less frequently than once within any three (3) month period) transfer, in whole or in part, such assets to any other investment option or alternative available under the Plan without financial penalty. (f) The Plan shall otherwise offer a broad range of investment alternatives within the meaning of 29 CFR 2550.404c-l(b)(3). 3. For investment of a Participant Account pursuant to this paragraph the Participant shall be provided written notice of the Qualified Default Investment Alternative investment of his/her Participant Account in a manner determined to be understood by the average Plan Participant and that contains a description of the circumstances under which assets of the individual account of a Participant and beneficiary may be invested on behalf of the Participant or beneficiary in a Qualified Default Investment Alternative; a description of the Qualified Default Investment Alternative under the Plan, including a description of the investment objectives, risk and return characteristics, and fees and expenses attendant to the investment alternative; a description of the right of Participants and beneficiaries on whose behalf assets are invested in a Qualified Default 53

Investment Alternative to direct the investment of those assets to any other investment option under the Plan, without financial penalty; and an explanation of where the Participants and beneficiaries can obtain investment information concerning the other investment options under the Plan. 4. For purposes of the foregoing and the Plan, the term “Qualified Default Investment Alternative” shall mean an investment option established and maintained under the Plan that meets the requirements and conditions for· treatment as a qualified default investment alternative under 29 CFR §2550.404c-5. E. Investment Options. The investment options existing and recognized under the Plan and Trust, shall be established as hereinabove provided, and listed and described to Participants by written information and memoranda, and by electronic media, furnished by and at the direction of the Committee from time to time. The investment options shall include Qualifying Employer Stock and other investments determined by the Committee or required hereunder. It is intended that the investment options shall provide Participants investment alternatives which will provide a Participant with a reasonable opportunity to materially affect the potential return on amounts in his/her Plan account and the degree of risk to which such amounts are subject, and to choose from at least three (3) investment options, each of which is diversified, has materially different risk and return characteristics, and which in the aggregate enable the Participant to achieve investment direction of risk and return characteristics within the range normally appropriate for such Participant, and when combined with investments in other alternatives will tend to allow reasonable diversification so as to minimize risk of losses, taking into account all circumstances. A Participant may, by written, telephone voice response or internet direction to the Committee, and in turn to the Trustee, as provided above, direct that his/her deposits and account, the Company’s contributions and any other cash be deposited in such investment options. A Participant who was a Participant in the Prior ONEOK, Inc. Thrift Plan or the KGS 401(k) Thrift Plan may retain in his/her account stock or securities which were his/her prior directed investments in such Plans to the extent, and as the Committee may prescribe by written memoranda and instructions pertaining to the Plan. The Committee may prescribe the manner in which dividends or other amounts received from such retained investments may be invested, and may limit or prescribe additional investment or reinvestment in such stock or securities. A Participant shall be permitted to retain shares of ONEOK, Inc. common stock held under the Plan (to the extent not distributed as a dividend in the form of ONE Gas, Inc. common stock) in connection with the Separation (as described in Article XXIV). Any such investment in ONEOK, Inc. common stock after the Separation shall be subject to the provisions of this Plan applicable to other Plan investment options except that (1) the investment in ONEOK, Inc. common stock is authorized by the Company solely to enable Participants who own ONEOK, Inc. common stock under the Plan to participate in the Separation under the same terms as other shareholders of ONEOK, Inc. common stock; (2) the Committee shall not have the discretion to eliminate ONEOK, Inc. common stock as an investment option unless the Committee determines, in its sole discretion, that ONEOK, Inc. is insolvent or otherwise in danger of imminent collapse; (3) after the Separation, no additional shares of ONEOK, Inc. common stock may be purchased in any manner whether by deposit, exchange, transfer, reinvestment of dividends or otherwise; (4) ONEOK, Inc. common stock shall not be subject to the diversification requirement applicable to other Plan investment options under the meaning of 404(a)(1)(C) of ERISA; and (5) Participants shall be notified of the importance of diversifying their overall investment portfolio. 54

Notwithstanding any other provisions herein, the right of Participants to direct the purchase, sale or transfer of Qualifying Employer Stock for their Plan Accounts may be limited, suspended and restricted from time to time, and for such periods of time as the Committee, in its discretion, determines to be necessary and appropriate for administration of the Plan and Trust, including, without limitation, for the purpose of determining the amount and timing of ESOP Dividend Distributions and ESOP Dividend Distribution/Additional Deferral Contributions under the Plan. The Committee may direct such limitations, suspensions and restrictions to be made, and cause Participants and the Trustee to be given notice thereof, in the manner it determines reasonable and practical in the circumstances. Notwithstanding the foregoing, the Committee shall not have the discretion to eliminate ONE Gas, Inc. common stock as an investment option under the Plan, and the continued availability of ONE Gas, Inc. common stock as an investment option under the Plan shall be presumed prudent, unless the Committee determines, in its sole discretion, that the Company is insolvent or otherwise in danger of imminent collapse. The investments selected and directed by Participants may increase or decrease in value due to changes and fluctuations in market conditions and other circumstances, and the Company, Committee and Trustee do not warrant or guarantee, by or under the Plan or otherwise, the value of any security or other investment directed by a Participant hereunder. Notwithstanding the foregoing, the investment by a Participant who is a Section 16 Person shall be subject to the limitations and restrictions and other provisions of paragraph 8. of this Article IX, below, with respect to any Discretionary Transactions involving the investment of his/her deposits, the Company’s contributions and any other cash attributable to his/her account. F. Change in Participant’s Investment Direction. Any direction by a Participant that available funds in his/her account shall be invested under a particular investment option shall be deemed a continuing direction until changed by the Participant. A Participant may, by written direction, electronic medium, telephone voice response system or other means determined and prescribed by the Committee give direction to the Committee and/or the Trustee to change investment options for investment of the Participant Account of the Participant, and the Committee shall if necessary in turn direct the Trustee by means it determines and the form it prescribes to change the Participant’s investment direction; provided, that a Participant who is a Section 16 Person shall be subject to the limitations, restrictions and other provisions of paragraph 8. of this Article IX, below, with respect to such Participant’s direction of investments that are Discretionary Transactions; provided, further, that the amount which may be transferred, sold or exchanged pursuant to any directed cancellation or change in any investment direction shall be at least Two Hundred Fifty Dollars ($250.00) or the full value of the investment being cancelled or changed, whichever is less. G. Sale of Investments at Participant Direction. A Participant may (i) by written direction in form prescribed by the Committee, or (ii) by electronic medium, telephone voice response system or other means determined and prescribed by the Committee give direction to the Committee and/or the Trustee to sell or turn in for redemption, as may be appropriate, any security purchased at the Participant’s direction; the Participant may similarly direct the exchange of any security or securities of an investment option under the Plan as allowed and practicable in administration of the Plan; and the Participant may similarly direct the investment of the proceeds of any such sale or redemption, with or without the addition of other available cash then in the Participant’s account, under any one or more of the investments options currently in effect under the Plan for which additional investment of contributions and cash may be so directed; provided, that a Participant who is a Section 16 Person shall be subject to the limitations, restrictions and other provisions of paragraph 8. of this Article IX, below, with respect to the direction of the sale or redemption transactions involving any security issued by the Company that are Discretionary Transactions, as defined by paragraph 8. of this Article IX below; provided, further, that the amount as to 55 any investment or security which may be so directed to be sold or redeemed and directed to be invested under other investment options shall be at least Two Hundred Fifty Dollars ($250.00) or the full value of the investment being sold or redeemed, whichever is less. H. Minimum Transaction Direction. The Committee may prescribe that a minimum amount and value must be directed to be changed, sold or exchanged in any change, sale, exchange or other transaction directed to be made by a Participant pursuant to the provisions of this Article IX, and the Plan, which amount shall be provided and disclosed by the Committee and Trustee to Participants; and unless otherwise expressly determined and prescribed by the Committee, such minimum amount and value shall be Two Hundred Fifty Dollars ($250.00). 2. Time of Action by Trustee on Investments The Trustee will comply with the directions of a Participant with respect to investment, sale and reinvestment as soon as practicable after receipt of such direction if they are given and received in accordance with one of the foregoing authorized means of communicating such directions; provided, however, that in the case of directions to purchase securities, the Trustee will not comply therewith until a means to make such purchase has been adequately provided in respect to the Participant’s account. With respect to purchases of Qualifying Employer Stock, the Trustee shall purchase such securities on the day or days of each month on which the Trustee receives the contributions or receives dividends on the Qualifying Employer Stock held by the Trustee. The Committee may establish such rules, regulations and procedures as it determines, in its discretion, to be necessary and appropriate for administering Participant directions of investment under the Plan. The Trustee, in its discretion, may limit the daily volume of its purchases or sales of a security to the extent that such action is deemed by it to be in the best interest of the Participants directing such purchases or sales. 3. Participant Rights as to Options, Rights, and Warrants In the event that any options, rights, or warrants shall be granted or issued with respect to a security held by the Trustee under the Plan, the Trustee, to the extent possible, shall give to the Participant in whose account such security is held a reasonable opportunity (which in any event shall not extend beyond five days prior to the date of expiration of the options, rights, or warrants) to direct the Trustee to exercise such options, rights, or warrants, and if any cash shall be required in connection with such exercise, such Participant shall, simultaneously with his/her direction to the Trustee, make available to the Trustee the necessary funds. Such funds may be made available to the Trustee by payment thereof in cash or by written direction to the Trustee in form prescribed by the Committee to use cash held by the Trustee in the Participant’s Account or obtained from the sale of any security in such account; provided, however, that the total of any such cash Payment and the amount of current monthly contributions shall not exceed the contribution and deposit limitations set forth in Articles III and IV. Cash payments made by a Participant to the Trustee in connection with the exercise of any such options, rights, or warrants shall constitute an additional deposit in the Participant’s Account for all purposes of the Plan except the Company’s contributions under paragraph 1. of Article VII and except that, for a period of twelve (12) months after making any such payment, the Participant shall have the right, by written request to the Trustee in a form prescribed by the Committee, to receive payment from the Trustee out of any cash available in the Participant’s Account an amount equal to the cash so paid, and such payment to the Participant shall not constitute a withdrawal within the meaning of Article XII or any other Article of the Plan. Any securities acquired as the result of the exercise of any such options, rights, or warrants shall be added to the Participant’s Account. Provided, that a Participant who is a Section 16 Person shall be subject to the limitations, restrictions and other provisions of paragraph 8. of this Article IX, below, with respect to any options, rights or warrants 56 granted or issued with respect to any security held by the Trustee of the Plan that is a security issued by the Company, if the exercise or other action by the Participant pursuant to this paragraph 3. is a Discretionary Transaction, as defined in such paragraph 8. 4. Redemption of Nontransferable Securities In the case of the redemption of any nontransferable security or on the maturity thereof, the Participant in whose account such security is held shall take such steps as the Trustee may prescribe in order to affect the redemption or collection thereof by the Trustee. 5. Manner of Holding Cash and Securities All cash and securities in Participants’ Accounts shall, until disposed of pursuant to the provisions of the Plan, be held in the possession of the Trustee. Transferable securities may be registered in the name of the Trustee or in the name of its nominee. Nontransferable securities shall be issued in such name or names as the Trustee may elect, subject to any applicable laws or regulations at the time in effect with respect thereto. In the sole discretion of the Trustee, investments in a particular security to be held in the accounts of more than one (1) Participant may be represented by a single stock certificate or a single bond, as the case may be. 6. Voting of Shares A. Company Stock. Shares of the voting stock of the Company held by the Trustee in the account of a Participant under the Plan will be voted or consents for action with respect thereto will be granted by the Trustee or other registered owner thereof only in accordance with written instructions given to the Trustee by the Participant, except that the Trustee, in its discretion, may vote or direct the registered owner to vote or may consent or direct the registered owner to consent to action being taken with respect to any such stock if the Trustee has not received written instructions from the Participant in whose account such shares are held at least five (5) days prior to the date of the meeting at which such vote is to be taken or the last date that a consent of action may be given. Notice of any such meeting or consent request shall be given by the Committee to the Participant and a request for written instructions shall be made by the Committee to be directed to the Trustee at such time and in such form as may be provided by rules and regulations adopted by the Committee. This paragraph and all pertinent provisions of the Plan and Trust shall be applied and interpreted in all respects so as to meet the requirements of Code Section 409(e) (or corresponding section of any future federal tax code) so that each Participant or beneficiary in the Plan is entitled to direct the Plan and Trustee as to the manner in which stock and securities of the Company which are entitled to vote and are allocated to the Participant Account of such Participant or beneficiary are to be voted. B. Other Investments. Unless otherwise expressly directed in writing by the Committee, the Trustee shall administer the investments of the Plan assets directed by a Participant under the Plan in a manner such that shares of the voting stock of the corporations held by the Trustee in the account of a Participant under the Plan will be voted or consents for action with respect thereto will be granted by the Trustee or other registered owner thereof in accordance with written instructions given to the Trustee by the Participant, except that the Trustee, in its discretion, may vote or direct the registered owner to vote or may consent or direct the registered owner to consent to action being taken with respect to any such stock if the Trustee has not received written instructions from the Participant in whose account such shares are held at such time as the Committee, or the Trustee acting pursuant to authorization by the Committee, specifies prior to the date of the meeting at which such vote is to be taken or the last date that a consent of action may be given. Notice of any such meeting or consent request shall be given by the Trustee to 57 the Participant and a request for written instructions shall be made by the Trustee to be directed to the Trustee at such time and in such form as may be provided by rules and regulations adopted by the Committee. The foregoing provisions of this paragraph 6.B., when Participant voting is applicable under such provisions, shall be applied and administered so that a Participant shall be entitled to direct the Trustee as to the manner in which voting rights representing the interest of such Participant in the Trust are to be exercised. The Committee shall provide, and cause the Trustee to provide to each Participant materials pertaining to the exercise of such rights, containing all the information which would otherwise be distributed to shareholders or ownership interests of a corporation or entity involved. Votes representing fractional shares of stock shall be voted in the same ratio, and for and against each issue, as the applicable vote directed by Participants with respect to whole shares of stock. 7. Tender Offers Notwithstanding any other provisions of this Plan, the provisions of this paragraph 7. shall govern the tendering of shares of Common Stock of the Company held in this Plan. A. Upon commencement of a tender offer for any securities that are Common Stock of the Company, the Company shall notify each Participant of such tender offer and utilize its best efforts to timely distribute or cause to be distributed to the Participant such information as is distributed to shareholders of the Company in connection with such tender offer, and shall provide a means by which the Participant can instruct the Trustee whether or not to tender the shares of Common Stock of the Company allocated to such Participant’s account. The Company shall provide the Trustee with a copy of any materials provided to Participants. B. Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any and all of the shares of Common Stock of the Company allocated to such Participant’s account. The Trustee shall respond to the tender offer with respect to shares of Common Stock of the Company as instructed by the Participant. The Trustee shall not tender any stock allocated to a Participant’s account for which the Trustee has received no instructions from the Participant. C. The Trustee shall tender that number of unallocated shares of Common Stock of the Company which is determined by multiplying the total number of unallocated shares by a fraction of which the numerator is the number of shares of Common Stock of the Company allocated to Participants’ accounts for which the Trustee has received instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator is the total number of shares of Common Stock of the Company allocated to Participants’ accounts. D. A Participant who has directed the Trustee to tender shares of Common Stock of the Company allocated to such Participant’s account may, at any time prior to the tender offer withdrawal date, instruct the Trustee to withdraw, and the Trustee shall withdraw such shares of Common Stock from the tender offer prior to the withdrawal deadline. Prior to such withdrawal deadline, if unallocated shares of Common Stock of the Company have already been tendered, the Trustee shall redetermine the number of shares of Common Stock of the Company which would be tendered under paragraph 7.C. hereunder as if the date of such withdrawal were the date of determination, and withdraw the number of unallocated shares necessary to reduce the number of unallocated shares tendered to the amount so redetermined. A Participant shall not be limited as to the number of instructions to tender or withdraw which he/she may give to the Trustee. 58

E. The Trustee shall credit the proceeds received in exchange for tendered shares of Common Stock of the Company to the account from which the tendered stock originated. F. Notwithstanding the foregoing, a Participant who is a Section 16 Person shall be subject to the limitations, restrictions and other provisions of paragraph 8. of this Article IX, below, with respect to any tender of shares of Common Stock allocated to such Participant’s account that is a Discretionary Transaction, as defined in such paragraph 8. 8. Section 16 Person Limitations; Discretionary Transactions A Section 16 Person shall be allowed to direct or have a Discretionary Transaction as defined below, effected under the Plan only if such Discretionary Transaction is effected pursuant to an election made at least six (6) months following the date of the most recent election, with respect to any employee benefit plan of the Company, that effected a Discretionary Transaction that was: (1) an acquisition, if the current proposed Discretionary Transaction would be a disposition; or (2) a disposition, if the current proposed Discretionary Transaction would be an acquisition. For purposes of this Article IX, the term “Discretionary Transaction” shall mean a transaction involving a Qualifying Employer Security pursuant to an employee benefit plan of the Company that: (i) is at the volition of the Participant; (ii) is not made in connection with the Participant’s death, disability, retirement or termination of employment; (iii) is not required to be made available to the Participant pursuant to a provision of the Internal Revenue Code; and (iv) results in either an intra-plan transfer involving a Qualifying Employer Security under the Plan, or a cash distribution funded by a volitional disposition of a Qualifying Employer Security. Except to the extent otherwise expressly stated herein, all terms and provisions contained in this paragraph 8. are intended to have the same meaning and effect as when used in Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended (“SEC Rule 16b-3”). Transactions under the Plan by or with respect to Section 16 Persons are intended to qualify for exemptions allowable under SEC Rule 16b-3, unless the Committee specifically determines otherwise; and the provisions of the Plan shall be administered, interpreted and construed to carry out such intention, and any provision that cannot be so administered, interpreted and construed shall, to the extent permissible under the Code and the Employee Retirement Income Security Act of 1974, as amended, be disregarded. 9. Employee Stock Ownership Plan (ESOP) The portion of this Plan and the Trust under which investment in Qualifying Employer Stock is directed by Participants pursuant to paragraph 1. of this Article IX, above, is intended to be an Employee Stock Ownership Plan designed to invest primarily in Qualifying Employer Securities, including all shares of ONEOK, Inc. Common Stock held by the Plan at the time such portion of the Plan and Trust is first made an Employee Stock Ownership Plan until the date of the Separation (as defined in Article XXIV) and all 59 shares of ONE Gas, Inc. Common Stock distributed as a dividend to shareholders of ONEOK, Inc. Common Stock upon Separation. The shares of ONEOK, Inc. Common Stock held under the Plan until the date of the Separation, and the shares of ONE Gas, Inc. Common Stock distributed as a dividend to shareholders of ONEOK, Inc. Common Stock upon Separation, are Qualifying Employer Securities within the meaning of Code Section 409(l), and are the only employer securities of the Company in which the Plan shall invest; provided, however, that ONEOK, Inc. Common Stock shall cease to be a Qualifying Employer Security immediately after the Separation. The investment in such stock shall be made and administered in accordance with the provisions of Code Section 4975(e)(7), or succeeding provisions of the federal tax law, the Treasury regulations thereunder, and the provisions of the Plan more specifically providing for such Employee Stock Ownership Plan, including without limitation, the provisions of this paragraph 9., stated below; paragraph 4. of Article III, providing for deemed deferrals equal to ESOP Dividends paid and distributed; paragraph 10. of this Article IX providing for diversification of investments; paragraph 6. of this Article IX providing for the voting of Qualifying Employer Stock; paragraph 2. of Article X providing for payment and distribution of ESOP Dividends on Qualifying Employer Stock; paragraph 5. of Article XI providing for the time of distribution of Qualifying Employer Stock from the Plan; and paragraph 13. of Article XI providing for Participant rights to distribution of Qualifying Employer Stock. It is intended that the Employee Stock Ownership Plan provided for herein shall not acquire any Plan assets or Company securities by use of an exempt loan under Code Section 4975(d)(3), or otherwise, but notwithstanding the foregoing, if and to the extent any such exempt loan is ever made to or received by the Plan, then any such loan shall conform in all respects to the requirements of Code Section 4975(e) and the Treasury regulations thereunder, and must be primarily for the benefit of Participants and their beneficiaries, and shall comply with the following terms and conditions: (1) The interest rate respecting such loan shall not exceed a reasonable rate of interest; and the Trustee shall consider all relevant factors in determining a reasonable rate of interest, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the ESOP and the Company (if and to the extent that the Company acts as guarantor), and the interest rate prevailing for comparable loans; and upon due consideration of the foregoing factors, a variable interest rate may be reasonable; (2) At the time that such loan is made or entered into, the interest rate and the price of securities to be acquired should not be such that Plan assets might be dissipated; (3) The terms of such loan, whether or not between independent parties, must be at such time at least as favorable to the Trust as the terms of a comparable loan resulting from arm’s-length negotiations between independent parties; (4) The proceeds of such loan must be used within a reasonable time after their receipt by the Trust only to acquire Qualifying Employer Stock, to repay such loan, or to repay a prior loan to the Trust; (5) Such loan must be without recourse against the Trust; the only assets of the Trust that may be given as collateral on such loan are shares of Qualifying Employer Stock acquired therewith; no person entitled to payment under such loan shall have any right to assets of the Trust other than collateral given for such loan, cash contributions of the Company made to meet the obligations of the Trust under such loan, and earnings attributable to such collateral and the investment of such contributions; the payments made with respect to such loan by the Trust during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years; such contributions and earnings must be accounted for separately on the books of account of the Trust, until the loan is repaid; (6) In the event of default on such loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default; (7) Shares of Qualifying Employer Stock used as collateral for such loan shall be released from the encumbrance thereof, in accordance with the provisions stated in this paragraph 9., below; and (8) Except as otherwise provided herein below under the terms of this Plan and Trust, or as otherwise required by applicable law, no Qualifying Employer Stock or other Company security acquired with the proceeds of such loan shall be subject to a put, call or other option, or buy-sell or similar arrangement while held by 60 and when distributed from the Trust, whether or not the Trust is then an employee stock ownership plan as described in Code Section 4975(e)(7). All shares of Qualifying Employer Stock acquired by the Trust and pledged as collateral on any such loan shall be added to and maintained in a suspense account. Said shares shall be released from such encumbrance as follows: (1) For each Plan Year during the duration of the loan, the number of shares of Qualifying Employer Stock released shall equal the number of encumbered shares held immediately before release by a fraction. The numerator of the fraction is the amount of principal and interest paid to the lender by the Trust for the year, and the denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years; (2) For purposes of the foregoing determination, the number of future years under the loan must be definitely ascertainable, and shall be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the Plan Year; and (3) To the extent of the foregoing release from encumbrance, shares shall be withdrawn from the suspense account, and nonmonetary units representing the Participants’ interest therein shall be allocated, for each Plan Year. The shares of Qualifying Employer Stock held in the above- described suspense account shall be voted by the Trustee. With respect to shares released from encumbrance, said shares shall be voted as provided in paragraph 6. of this Article IX of the Plan. To the extent any Company security is acquired by the Plan with the proceeds of an exempt loan, which security is not publicly traded when distributed or is subject to a trading limitation when distributed, then such security shall be subject to a put option exercisable only by Participant (“Participant” meaning for purposes of these provisions, the Participant and beneficiaries of the Participant), such Participant’s donees, or by a person (including an estate or its distributee) to whom such security passes by reason of such Participant’s death. Such put option must permit the Participant to put such security to the Company, and under no circumstances may the put option bind the Plan, except that such put option may grant the Plan an option to assume the rights and obligations of the Company at the time that the put option is exercised; the put option must be exercisable for at least 60 days following the date of distribution of stock of the Company and, if the put option is not exercised within such 60-day period, for an additional period of at least 60 days in the following Plan Year. The put option paid in installments shall include adequate security and will provide for interest on any unpaid amounts as required under IRC § 409(h)(5)(B). A Company notification shall inform the individual distributes of the term of the put options that they are to hold. Any such put option is to be exercised by the holder notifying the Company in writing that the put option is being exercised. The period during which such a put option is exercisable shall not include any time when the distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal and state law. All put options are subject to the protections and rights regarding any put option and buy-sell arrangement as provided for in Reg. 54.4975-ll(a)(3)(ii) and are non-terminable. The price at which any such put option must be exercisable is the value of the security, determined under Section 54.4975-ll(d)(5) of the Treasury regulations. The terms and provisions for payment under any such put option must be reasonable terms within the meaning of Section 54.4975- 7(b)(12)(iv) of the Treasury regulations and shall not exceed five (5) years in accordance with IRC § 409(h)(5)(A). The payment under any such put option shall not be restricted by the provisions of a loan or any other arrangement, including the Company’s certificate of incorporation, unless so required by applicable state law. 10. Investment Diversification of Investments A. Employee contributions and elective deferrals invested in employer securities. In the case of the portion of an account of an Applicable Individual attributable to employee contributions and elective deferrals which is invested in Employer Securities, the Applicable Individual shall be allowed to elect to 61 direct the Plan to divest any such securities and to reinvest an equivalent amount in other investment options meeting the requirements of paragraph 10.C., below. B. Company contributions invested in Employer Securities. In the case of the portion of the account attributable to employer contributions other than elective deferrals which is invested in Employer Securities, each Applicable Individual who- 1. is a Participant who has completed at least 3 years of service, or 2. is a beneficiary of a Participant described in clause (i) or of a deceased Participant, may elect to direct the Plan to divest any such Employer Securities and to reinvest an equivalent amount in other investment options meeting the requirements of paragraph 10.C., below. C. Investment options. The requirements of this paragraph 10.C. are met if the Plan offers not less than three (3) investment options, other than Employer Securities, to which an Applicable Individual may direct the proceeds from the divestment of Employer Securities pursuant to this paragraph 10.C., each of which is diversified and has materially different risk and return characteristics. The Plan shall not be treated as failing to meet the requirements of this paragraph 10.C. merely because the Plan limits the time for divestment and reinvestment to periodic, reasonable opportunities occurring no less frequently than quarterly. Except as provided in Treasury regulations, the Plan shall not meet the requirements of this paragraph 10.C. if the Plan imposes restrictions or conditions with respect to the investment of Employer Securities which are not imposed on the investment of other assets of the Plan, except such limitation shall not apply to any restrictions or conditions imposed by reason of the application of securities laws. D. The foregoing provisions shall not apply if the Plan is not an “applicable defined contribution plan” meaning a defined contribution plan which holds any publicly traded employer securities. For this purpose the terms “applicable defined contribution plans” does not include an employee stock ownership plan if (i) there are no contributions to such plan (or earnings thereunder) which are held within such plan and are subject to Code Section 401 (k) or (m) , and (ii) such plan is a separate plan for purposes of Code Section 414(1) with respect to any other defined benefit plan or defined contribution plan maintained by the same employer or employers. E. For purposes of this paragraph the following definitions of terms shall apply: 1. The terms “Applicable Individual” means – (a) any Participant in the plan, and (b) any beneficiary who has an account under the plan with respect to which the beneficiary is entitled to exercise the rights of a Participant. 2. The term “elective deferral” means an employer contribution described in Code Section 402(g)(3)(A) . 3. The term “Employer Security” has the meaning given such term by section 407(d)(l) of ERISA. 4. The term “employee stock ownership plan” has the meaning given such term by Code Section 4975(e)(7) . 62

5. The term “publicly traded employer securities” means employer securities which are readily tradable on an established securities market. 6. The term “year of service” has the meaning given such term by Code Section 411(a)(5). F. Diversification of Investment. The following additional provisions apply to diversification of investment. 1. The investment options offered to Participants under the Plan shall be established, maintained and administered in accordance with the provisions of Code Section 40l(a)(35) that are applicable to the Plan. 2. The provisions of this paragraph apply if the Plan holds any publicly traded Employer Security; provided, if the Company, or any member of a controlled group of corporations (as described in Treasury regulations section 1.40l(a)(35)•l(f)(2)(iv)(A)) which includes the Company, has issued a class of stock which is a publicly traded Employer Security, and the Plan holds Employer Securities which are not publicly traded Employer Securities, then the Plan shall be treated as holding publicly traded Employer Securities. 3. With respect to a Participant (including for purposes of this paragraph an alternate payee who has an account under the Plan or a deceased Participant’s beneficiary), if any portion of the Participant’s account under the Plan attributable to elective deferrals (as described in Code Section 402(g)(3)(A)), employee contributions, or rollover contributions is invested in publicly traded employer securities, then the Participant must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described in subparagraph F.5., below. 4. With respect to a Participant who has completed at least three (3) years of vesting service (including for purposes of this paragraph an alternate payee who has an account under the Plan with respect to such Participant or a deceased Participant’s beneficiary), if a portion of the Participant’s account attributable to employer nonelective contributions is invested in publicly traded employer securities, then the Participant must be offered the opportunity to elect to divest those employer securities and reinvest an equivalent amount in other investment options as described subparagraph F.5., below. 5. At least three (3) investment options (other than employer securities) must be offered to Participants described above. Each investment option must be diversified and have materially different risk and return characteristics. Periodic reasonable divestment and reinvestment opportunities must be provided at least quarterly. Except as provided in sections 1.40l(a)(35)- l(e)(2) and (3) of the Treasury Regulations, restrictions (either direct or indirect) or conditions will not be imposed on the investment of publicly traded employer securities if such restrictions or conditions are not imposed on the investment of other plan assets. 6. For purposes of this paragraph and the Plan, a “publicly traded security” is a security which is traded on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or which is traded on a foreign national securities exchange that is officially recognized, sanctioned, or supervised by a governmental authority and the security is deemed by the Securities and Exchange Commission as having a “ready market” under SEC Rule 15c3-1 (17 CFR 240.15c3). 63

11. No Guarantee or Indemnity. Nothing contained in this Plan shall be construed as a guarantee by the Company or by the Trustee of the value of any security in which funds held by the Trustee under the Plan are invested or as an indemnity against any loss resulting from such investments. 64

ARTICLE X. CREDITS AND CHARGES TO A PARTICIPANT’S ACCOUNT PARAGRAPH 1. General Charges and Credits All interest, dividends, and other income received by the Trustee in respect to assets included in a Participant’s Account, and all gains or losses upon the sale of securities in the Participant’s Account, as determined by the Trustee, shall be credited or charged, as the case may be, to the Participant’s Account. 2. ESOP Dividend Distributions A. Participant ESOP Reinvestment Election. Any ESOP Dividend on Qualifying Employer Stock which in accordance with the Plan provisions (1) is payable in cash to the Participants in the Plan or their beneficiaries, or (2) is payable to the Plan and is to be distributed in cash to Participants in the Plan or their beneficiaries not later than ninety (90) days after the close of the Plan Year in which paid, may at the election of such Participants or their beneficiaries, be (A) paid as provided in clause (1) or (2) of this subparagraph A., above, or (B) paid to the Plan and reinvested in Qualifying Employer Stock. In this regard, a Participant may elect in writing to either (i) receive and take payment in cash of one hundred percent (100%) of the ESOP Dividends for such Participant’s Account, (ii) receive and take payment in cash of fifty percent (50%) of the ESOP Dividends for his/her Participant Account, and have the other fifty percent (50%) of such ESOP Dividends paid to the Plan and reinvested in Qualifying Employer Stock, or (iii) elect to receive and take no payment in cash of the ESOP Dividends for his/her Participant Account and have one hundred percent (100%) of such ESOP Dividends paid to the Plan and reinvested in Qualifying Employer Stock. A Participant who for any reason fails to make an election with respect to the payment or reinvestment of ESOP Dividends hereunder shall have all of the ESOP Dividends for his/her Participant Account paid to the Plan reinvested in Qualifying Employer Stock. Reinvestment of ESOP Dividends paid to the Plan shall be made in accordance with all applicable provisions of the Plan providing for the investment of Plan assets in Participant Accounts and for Qualifying Employer Stock to be a permissible investment thereof under the Plan. The Committee shall provide for each Participant to make an election in writing to have dividends on Qualifying Employer Stock payable to the Participant or to the Plan to be reinvested in such Qualifying Employer Stock, at the time and in the manner provided in rules, forms and procedures prescribed by the Committee, which may include a required minimum amount of dividends to make an election, as determined to be administratively reasonable and practicable by the Committee, in its discretion. B. Dividend Reinvestment. 1. Each individual who is a retired Employee, or a former Employee who has separated from service with the Company, may elect in writing to receive and take a payment and distribution in cash of either (i) one hundred percent (100%) of his/her ESOP Dividends, or (ii) fifty percent (50%) of his/her ESOP Dividends, notwithstanding that such individual shall have no right to elect any deferral of Compensation with respect to the dividend distribution to be received. 2. The elections provided to a Participant who is an Employee under the foregoing provisions, are intended to allow such Participant to elect to receive payment and distribution of ESOP Dividends from the Company and/or the Trust so as to increase the dollar amount of cash he/she receives in the form of ESOP Dividends by the percentage elected, without any 65 corresponding offset of such amount by any ESOP Dividend Distribution/401(k) Deferral Contribution or Reduction in Compensation under the Plan. 3. It is also intended that unless a Participant elects otherwise, a corresponding ESOP Dividend Distribution/Additional Deferral Contribution will be made with respect to ESOP Dividends paid and distributed in cash to a Participant under paragraph 2.A. above, to the extent provided therein and in paragraph 4. of Article III. 4. Notwithstanding the foregoing, the payment and distribution in cash of ESOP Dividends with respect to Qualifying Employer Stock in a Participant Account may be limited in a uniform and consistent manner, as determined by the Committee, so as to maximize the application of the limitations on elective deferrals and contributions contained in Code Sections 402(g) and 415 to a Participant’s regularly designated elective deferrals of Compensation, and Company Matching Contributions thereon during a Plan Year, before application of such limitations with respect to any ESOP Dividend Distribution/Additional Deferral Contributions made by and for Participant arising during the Plan Year. 5. The payment and distribution of ESOP Dividends in cash pursuant to this paragraph 2.B. and the making of ESOP Dividend Distribution/Additional Deferral Contributions shall be administered by the Company and the Trustee, as determined, prescribed and found mutually acceptable by the Committee and the Trustee. Any amount of ESOP Dividends not so paid and distributed in cash to a Participant, retired Employee or former Employee under the foregoing provisions shall be credited to and remain in the Participant Account and shall not thereafter be distributable under the provisions of this paragraph, unless otherwise directed and approved by the Committee. 6. The elections made by Participants, retired Employees and former Employees to receive distributions of ESOP Dividends hereunder shall be made in writing at the time and in the form prescribed by the Committee. 3. Calculation of Charges and Credits to Participant Accounts Except as otherwise directed by the Committee, within its discretion, the cost to be charged to a Participant’s Account of any security purchased by the Trustee according to the Participant’s direction shall be the cost of such security at the closing market price on the date such purchase is directed; and the proceeds credited to a Participant’s Account upon the sale or redemption of any securities shall be the actual proceeds thereof. 4. Commissions, Taxes, and Charges on Security Purchases and Sales Brokerage commissions, transfer taxes, and other charges and expenses in connection with the purchase or sale of securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be. 5. Investment Management Fees Investment management fees charged or incurred by any person, firm, or entity for the management of investments made in or by any fund in connection with a Participant’s investment in particular investment options shall be charged against the Participant’s Account and may include amounts allocated toward the payment of Plan administrative expenses, as the Committee may prescribe and direct from time to time. 66

6. Allocation of Plan Administrative Expenses The Committee may direct and cause all or part of reasonable Plan administrative expenses to be allocated and charged to the Plan accounts of current and former employees and their beneficiaries on a pro rata or other reasonable basis; and such allocation may from time to time be made by allocating all or part of certain reasonable Plan expenses to the Plan accounts of former employees on pro rata or other reasonable basis without similarly allocating and charging such expenses to the Plan accounts of current employees. 7. Calculation of Credits for Redemption Upon the redemption or maturity or any nontransferable Government bonds included in a Participant’s Account, the difference between the cost thereof and the amount received upon such redemption or maturity shall be credited to the Participant’s Account as income. 8. Taxes Taxes, if any, on any assets held by the Trustee or income therefrom which are payable by the Trustee shall be charged against the Participants’ Accounts as the Trustee shall determine. 67

ARTICLE XI. VESTING AND LIQUIDATION OF ACCOUNTS PARAGRAPH 1. Vesting of Participant and Company Contributions A Participant’s contributions under Article IV and his/her rights in the accrued benefit derived therefrom are nonforfeitable. The Company’s 40l(k) Contributions and Matching Contributions for the account of a Participant, and any income and earnings therefrom and accretions thereon, shall become vested in such Participant immediately upon payment of such contributions to the Trustee and receipt by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) the Participant may not thereafter be deprived of such funds under any provision of the Plan. All accounts of a Participant under the Plan shall be nonforfeitable. The vesting of benefits under the Plan for a Participant shall be provided in accordance with the provisions of USERRA contained in Code Section 414(u), or corresponding provision of any future tax code. Notwithstanding anything to the contrary expressed or implied in the Plan as presently stated or hereafter amended, upon the termination or partial termination of the Plan, the rights of all affected Employees and Participants to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, or the amounts credited to the Employees or Participant Accounts shall be nonforfeitable in accordance with the provisions of the Code, including Section 411(d)(3), and applicable Treasury regulations. 2. Withdrawals The Company’s contributions and Participant After-Tax Deposits credited to the account of a Participant, and the income and earnings on and accretions to a Participant’s account whether derived from the Participant’s deposits or the Company’s contributions or from any other funds at any time in said account, may be withdrawn by or paid to the Participant upon request by the Participant as provided for in Article XII or upon complete liquidation of the Participant’s account as provided for in paragraphs 3., 7., and 8. of this Article XI, or upon termination of the Plan as provided in paragraph 14. of Article XII or upon adverse modification of the Plan as provided in paragraph 3. of Article XXIII or upon termination of the Trust as provided in paragraph 5. of Article XXIII. 3. Distribution of Participant Accounts A. Distributions for Reasons Other than Death Except as otherwise provided in the Plan, when a Participant’s employment with the Company is terminated by retirement or for any reason other than death (except transfer of employment to a subsidiary of the Company participating in the Plan), the account of such Participant under the Plan will be distributed in the form of a single payment to the Participant if the benefit is $5,000 or less on the date of his/her retirement or separation from service (subject to paragraph 7. of this Article XI below). If, however, the Participant account is greater than $5,000 on the date of his/her retirement or separation from service, the account of such Participant under the Plan will be distributed, pursuant to the election of the Participant, in one of the following methods: 68

1. one lump sum payment in cash (which shall be the normal form, except as otherwise provided); or 2. partial withdrawals. Any distribution to a Participant whose account exceeds $5,000 on the date of his/her retirement or separation from service shall not be immediately distributed without the written consent of the Participant. Such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account, and his/her account shall be maintained and distributed thereafter only in accordance with paragraphs 8. and 9. of this Article XI, below. Any such undistributed balance of the Participant’s account shall be distributed upon his/her attaining age sixty-five (65); provided that a Participant, who has separated from employment with the Company by retirement or for any reason other than death, may make the affirmative election to defer distribution of his/her account beyond age sixty-five (65) pursuant to paragraph 6. of this Article XI below (but subject to paragraphs 9. and 11. of this Article XI below). B. Distributions Upon Death The death benefit payable pursuant to the Plan (see Article XIII) shall be paid to the beneficiary(ies) within a reasonable time after the Participant’s death. Such benefit shall, if $5,000 or less on the date of death, be paid in the form of a lump sum distribution, or if greater than $5,000 on the date of death shall be paid in any of the following methods at the election of the beneficiary (subject, however, to the rules in paragraphs 9. and 11. of this Article XI below): 1. one lump sum payment in cash; or 2. partial withdrawals. The determination of the distributee or distributees in the event of a Participant’s death shall be made in accordance with Article XIII of the Plan. A Participant’s beneficiary may make an election to defer the distribution of the Participant’s account, if the account exceeds $5,000 on the date of the Participant’s death. Such an election may be made in the manner determined and prescribed by the Committee. If the Participant’s beneficiary makes an election to defer the distribution of the Participant’s account, the account will not be distributed unless and until the beneficiary consents to the distribution (subject to paragraphs 9. and 11. of this Article XI). The failure of a beneficiary to request a distribution following the Participant’s death will be deemed to be an election to defer the commencement of payment of any benefit until the time otherwise permitted under the Plan. For all purposes under this paragraph 3., amounts in the Participant’s rollover account will be considered as part of a Participant’s benefit in determining whether the $1,000 or $5,000 thresholds have been exceeded. 4. Time of Distribution Unless the Participant elects otherwise pursuant to paragraph 6. of this Article XI, or as otherwise provided for under the Plan, notwithstanding any other provisions of the Plan, pursuant to the requirements of Code Section 401(a)(14) the payment of benefits under the Plan to the Participant will begin not later than the sixtieth (60th) day after the latest of the close of the Plan Year in which: 1. the Participant attains the age sixty-five (65), 69

2. occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or 3. the Participant terminates employment with the Company. 5. ESOP Employer Stock Distributions Notwithstanding any other provisions of the Plan, the Qualifying Employer Stock in a Participant’s Account to which the Employee Stock Ownership Plan provisions of the Plan are applicable (hereinafter referred to as “ESOP Account Balance”), shall be distributed on the earlier of (i) time when distribution would otherwise be made under the Plan, or (ii) if the Participant so elects, will be distributed commencing not later than one (1) year after the close of the Plan Year (I) in which the Participant separates from service by reason of attainment of normal retirement age under the Plan, disability or death, or (II) which is the fifth (5th) Plan Year in which the Participant otherwise separates from service, except that this clause (II) shall not apply if the Participant is reemployed by the Company before distribution is required to begin under this clause (II). If distribution of a Participant’s ESOP Account Balance is ever required to be made under clause (ii) in the preceding sentence, then in such case, unless the Participant elects otherwise, the distribution of the Participant’s ESOP Account Balance will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of five (5) years, or in the case of a Participant with an Account balance in excess of One Million and One Hundred Five thousand Dollars ($1,105,000), five (5) years plus one (1) additional year (but not more than five (5) additional years) for each Two Hundred Twenty Thousand Dollars ($220,000) or fraction thereof by which such balance exceeds One Million and One Hundred Five thousand Dollars ($1,105,000), as such dollar amounts are adjusted for cost-of-living increases pursuant to Code Sections 409(o)(2) and 415(d). The foregoing provisions of this paragraph 5. are intended to provide for distribution of a Participant’s ESOP Account Balance at least as soon as provided in Code Section 409(o) only if such form and timing of distribution would be earlier than otherwise generally provided by the Plan. 6. Participant Election to Defer Distribution A Participant, whose employment with the Company is terminated by retirement or for any reason other than death, may make an affirmative election to defer the distribution of his/her account if it exceeds five thousand dollars ($5,000) on the date of his/her retirement or separation from service. Such affirmative election of deferral of distribution is separate and distinct from the requirement of consent to immediate distribution stated in paragraph 3. of this Article XI, and shall apply independently thereof. It shall be made by written statement describing the Participant’s account in a form prescribed by the Committee, or by an election of the Participant made by electronic medium, telephone voice response system or other means and in the manner determined and prescribed by the Committee. A Participant shall be deemed to have made such an election to defer the distribution of his/her account in the absence of any such affirmative election, upon termination of his/her employment by retirement or for any other reason. 7. Individual Retirement Account Distributions In the event of mandatory distribution greater than $1,000 in accordance with the provisions of Paragraph 3. of this Article XI or otherwise, if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Article V of the Plan, then the Committee shall cause the distribution to be paid in a direct rollover to an individual retirement account designated by the Committee. 70

8. Sequence of Deferred Distribution of Accounts A. Subject to subparagraph 8.B., below, if a Participant refuses consent to immediate distribution of his/her account under paragraph 3. of this Article XI, above, or a Participant makes the affirmative election of deferral of distribution provided in paragraph 6. of this Article XI, his/her account shall continue to be maintained in the Trust in the manner provided by the Plan. The Participant may at any time thereafter request in writing that distribution of his/her account be made. The Participant’s account shall be distributed to the Participant within a reasonable time following receipt of that request. B. Notwithstanding the foregoing, a Participant (or former Employee) shall have the right to withdrawal of all or a portion of that part of his/her Pre-1999 KGS 401(k) Thrift Plan Account of which distribution was deferred pursuant to the provisions of the KGS 401(k) Thrift Plan in accordance with those provisions, which are incorporated herein by reference. 9. Required Deferred Distribution at Age 70½ A Participant or beneficiary who makes the election to defer the distribution of his/her Participant Account under Paragraph 3. or Paragraph 6. of this Article IX shall in all events commence payment and distribution of any undistributed balance of his/her account not later than the date provided for in paragraph 11. of this Article XI, below. No deferral of distribution permitted or provided for under paragraph 3. or paragraph 6. of this Article XI shall take precedence over or prevent such required distributions under paragraph 11. 10. Distribution of Deferred Accounts at Death of Participant If a Participant who has refused to consent to immediate distribution under paragraph 3. of this Article XI, above, or who has made the affirmative election to defer receipt of his/her account under paragraph 6. of this Article XI, dies before a complete distribution of the account has been made, then upon his/her death, his/her entire account balance shall be distributed to his/her surviving spouse, beneficiaries, or legatees in the same manner following such death as are provided for under paragraph 3. of this Article XI in the case of a Participant’s death prior to other termination of his/her employment with the Company. 11. Required Distributions. A. General Rules. 1. Precedence. The requirements of this paragraph 11. of Article XI of the Plan will take precedence over any inconsistent provisions of the Plan. 2. Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9). B. Time and Manner of Distribution. 1. Required Beginning Date. The Participant’s entire interest in the Plan will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date, as provided for in this paragraph 11. and in accordance with Code Section 401(a)(9). The entire interest of an alternate payee under a qualified domestic relations order, as defined within Code Section 414(p), will be distributed, or begin to be distributed to the alternate payee no later than the Participant’s Required Beginning Date as provided for in this paragraph 11. and in accordance with Code Section 401(a)(9) and the regulations thereunder. 71

2. Death of Participant before distributions begin. If the Participant dies before distributions begin, the Participant's entire death benefit will be distributed, or begin to be distributed, as follows: (i) If the Participant or beneficiary elects, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or, if the Participant's surviving Spouse is the Participant's designated beneficiary, by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later. Alternatively, the Participant or beneficiary may elect to have distribution of the Participant's death benefit be completed by the December 31 of the calendar year containing the fifth anniversary of the Participant's death. In the absence of any election (including the failure to commence required minimum distributions described by this Section by the December 31 of the calendar year immediately following the calendar year in which the Participant died), distribution of the Participant's death benefit shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. (ii) If there is no beneficiary as of September 30 of the year following the year of the Participant's death, the distribution of the Participant's death benefit will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. (iii) If the Participant's surviving Spouse is the Participant's sole designated beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this paragraph 11.B., other than this paragraph, will apply as if the surviving Spouse were the Participant. Thus, in all such cases, the time at which distributions must commence (or be completed by) shall be determined solely by reference to the year that the Participant died, and not the year in which the Participant would have attained age 70 1/2. For purposes of this paragraph 11.B., unless a surviving Spouse is electing to commence benefits based upon the date that the Participant would have attained age 70 1/2, distributions are considered to begin on the Participant's required beginning date. If the surviving Spouse election applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under paragraph 11.B. in this Article XI. 3. Forms of distribution. Unless the Participant's interest is distributed in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with paragraph 11.C. and paragraph 11.D. of this Article XI. All distributions under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of paragraph 3. of this Article XI. C. Required minimum distributions during Participant's lifetime 1. Amount of required minimum distribution for each distribution calendar year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of: 72

(i) the quotient obtained by dividing the Participant's Account balance by the distribution period in the Uniform Lifetime Table set forth in Regulation §1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the distribution calendar year; or (ii) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's Spouse and the Spouse is more than 10 years younger than the Participant, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in Regulation §1.401(a)(9)-9, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year. 2. Lifetime required minimum distributions continue through year of Participant's death. Required minimum distributions will be determined under this paragraph 11.C. beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death. D. Required minimum distributions after Participant's death 1. Death on or after date distributions begin. (i) Participant survived by designated beneficiary. Except as provided in paragraphs 11.B.2. and 11.B.3. of this Article XI, if the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows: (A) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (B) If the Participant's surviving Spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year. (C) If the Participant's surviving Spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year. (ii) No designated beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing 73 the Participant's Account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. 2 Death before date distributions begin. (i) Participant survived by designated beneficiary. Except as provided in paragraph 11.B.3. of this Article XI, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in paragraph 11.D.1. of this Article XI. (ii) No designated beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. (iii) Death of surviving Spouse before distributions to surviving Spouse are required to begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under paragraph 11.B.2. of this Article XI, this paragraph 11.D.2. will apply as if the surviving Spouse were the Participant. E. Required Distributions; Transferred Account. 1. Application. This paragraph 11.E. shall be applicable instead of the general rule stated above, but only with respect to accounts of Participants that constitute transferred accounts described and provided for in Articles XXI and XXII of the Plan (“Transferred Account”). 2. Required Distribution. (i) General. The entire interest of each Participant in a Transferred Account: (A) shall be distributed to such Participant not later than the Participant’s Required Beginning Date, or (B) shall be distributed, beginning not later that the Participant’s Required Beginning Date, in accordance with the Treasury regulations under Code Section 401(a)(9) over the life of such Participant or over the lives of such Participant and a Designated Beneficiary (or over a period not extending beyond the Life Expectancy of such Participant or the Life Expectancy of such Participant and a Designated Beneficiary). 74

(ii) Distribution Where Participant Dies Before Entire Interest is Distributed. In the event of the death of a Participant before the entire interest of the Participant has been distributed, the interest of the Participant shall be distributed in accordance with the following requirements: (A) If the distribution of a Participant’s interest has begun over the Participant’s life, or over the life or Life Expectancy of such Participant and a Designated Beneficiary, and the Participant dies before the Participant’s entire interest is distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution provided for under the Plan being used as of the date of the Participant’s death. (B) If the Participant dies before the distribution of the Participant’s interest has begun in accordance with Paragraph 11.E.2.ii., above, the entire interest of the Participant shall be distributed in the manner and form provided for under the Plan in such event, but no case later than: (1) within 5 years after the death of such Participant, or (2) If any portion of the Participant’s interest is payable to (or for the benefit of) a Designated Beneficiary pursuant to the provisions of the Plan, such portion shall be distributed (in accordance with Treasury regulations under Code Section 401(a)(9)) over the life of such Designated Beneficiary (or over a period not extending beyond the Life Expectancy of such Designated Beneficiary), and such distributions shall begin not later than one (1) year after the Participant’s death or such later date as is prescribed in the Treasury regulations under Code Section 401(a)(9). (C) If the Designated Beneficiary referred to in the foregoing provisions of this paragraph 11.E. is the surviving spouse of the Participant, then the date that distributions are required to begin shall not be earlier than the date the Participant would have attained age 70½, and if the surviving spouse dies before the distributions to such spouse begin, this subparagraph shall be applied as if the surviving spouse were the Participant. F. Definitions. The following terms and definitions are applicable to this paragraph 11. and distributions provided for therein. 1. Designated Beneficiary. The individual who is designated as the beneficiary under Article XIII of the Plan and is the Designated Beneficiary under Code Section 401(a)(9) and Treasury regulations under Code Section 401(a)(9). 2. Life Expectancy. Life expectancy as determined under Code Section 401(a)(9) and the Treasury regulations to include life expectancy computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations. 3. Required Beginning Date. April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70½, or (ii) the calendar year in which the 75

Participant retires. Provided, that clause (ii) of the preceding sentence shall not apply except as provided in Code Section 409(d), in the case of a Participant who is a 5- percent owner (as defined in Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70½. G. Transition; TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this paragraph 11., distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA. 12. Form of Distributions In so far as practicable, upon any complete liquidation of a Participant’s account, upon distributions under paragraphs 7. or 8. of this Article XI, and upon withdrawals provided for in Article XII, any securities held in the account of the Participant will be distributed in kind if the Participant so requests, but where this form of distribution is impracticable, cash will be paid in an amount equal to the value at the time of distribution, as determined by the Trustee, of any investment that it is impracticable to distribute in kind. No other form of distribution (neither annuity contract nor other item) shall be made from the Trust; provided, that accrued benefits of accounts transferred to the Trust from the trust of a subsidiary plan pursuant to paragraphs 1. Or 2. of Article V, which are subject to the provisions of Articles XXII and XXIII hereof shall be distributed as provided therein. 13. Participant’s Right to Demand Employer Securities Notwithstanding any other provisions herein, each Participant who has his/her Participant Account invested in Qualifying Employer Stock, and each Participant who is participating in the Employee Stock Ownership Plan part of the Plan and is entitled to a distribution from the Plan shall have a right to demand that his/her Participant Account and benefits under the Plan be distributed in the form of Qualifying Employer Stock. Prior to commencement of a distribution from a Participant’s Account to the Participant, the Committee and the Trustee shall notify the Participant in writing that the Participant has the right to demand that his/her Participant Account and benefits be distributed in the form of Qualifying Employer Stock. Such right shall expire at the time specified in such notice, which shall be not less than thirty (30) days after the delivery of such notice to the Participant. A Participant who has the stock of a former employer in his/her Plan account by reason of a merger, spin-off or transfer of plan accounts from a former employer plan shall have a similar right to demand distribution of such stock in accordance with the provisions of this paragraph 13. To the extent required by Code Section 411(d)(6), such rights shall also apply to ONEOK, Inc. common stock. 14. Qualified Domestic Relations Orders; Distributions Notwithstanding any other provisions of the Plan, if a Participant’s account is ordered paid, transferred, or assigned, in whole or in part, to an alternate payee pursuant to an order determined by the Plan Administrator to be a Qualified Domestic Relations Order within the meaning of Code Section 414(p), the payment and distribution to such alternate payee of amounts attributable to the Participant’s account shall be made by the Plan and Trustee, at the election of the alternate payee (subject to the requirements of Paragraph 11. of this Article XI), in the form and at the time allowed in paragraph 3. of this Article XI. A distribution to an alternate payee shall be permitted if such distribution is authorized by a Qualified Domestic Relations Order and is otherwise permissible under Code Section 414(p), even if the affected Participant has not separated from service and has not reached the “earliest retirement age.” For purposes 76 of this paragraph 14., the term “earliest retirement age” shall mean the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of (a) the date the Participant attains age fifty (50), or (b) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service. Periodic distributions authorized from plan accounts assigned to alternate payees under the KGS 401(k) Thrift Plan pursuant to a Qualified Domestic Relations Order shall be made in accordance with such Order, notwithstanding the foregoing provisions generally providing for immediate distribution. 77

ARTICLE XII. WITHDRAWALS, DISTRIBUTIONS, PLAN LOANS PARAGRAPH 1. Hardship Withdrawals from 401(k) Contribution Account Subject to paragraph 10., and the limitations of paragraph 5. of this Article XII, below, a Participant may withdraw amounts from his/her 401(k) Contribution Account by submitting his/her written request to the Committee at such time and in such manner as shall be prescribed by the Committee under the following conditions: A. The withdrawal request must be on account of an immediate and heavy financial need (sometimes hereinafter referred to as “hardship”) of the Participant and the withdrawal must be necessary to satisfy such hardship, all as determined by the Committee in accordance with the nondiscriminatory and objective standards set forth herein. B. No hardship withdrawal shall be made in an amount in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. C. No hardship withdrawal shall be permitted unless the Participant has obtained all distributions other than hardship distributions from the 401(k) Contributions in the Participant’s Account, and has obtained all nontaxable loans currently available under all plans maintained by the Company. D. A withdrawal will be deemed to be made on account of an immediate and heavy financial need if it is on account of: 1. Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d)(determined without regard to whether the expenses exceed 7.5% of adjusted gross income described in Code Section 213(d) previously incurred by the Participant, the Participant’s spouse, or any dependents; 2. Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments); 3. Payment of tuition, related educational fees and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, or the Participant’s spouse, children, or dependents, as defined in Code Section 152, without regard to Code Section 152(b)(1),(b)(2) and (d)(1)(B); 4. Payments necessary to prevent the eviction of the Participant from his/her principal residence or foreclosure on the mortgage on that residence; 5. Payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children or dependents (as defined in Code Section 152, without regard to Code Section 152(d)(l)(B); 78

6. Expenses for the repair or damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income; and 7. Such other facts and circumstances as the Commissioner of Internal Revenue lists as deemed immediate and heavy financial needs through publication of regulations, revenue rulings, notices, and other documents of general applicability. E. Notwithstanding anything otherwise expressed or implied in the Plan, or under Code Section 401(k), or the regulations under that section, a hardship distribution shall not be determined or allowed under the Plan on account of an event or condition of immediate and heavy financial need of a person who is a beneficiary of a Participant under the Plan, unless such person, in addition to being such a beneficiary, also has a relationship of being the spouse or a dependent of the Participant and an immediate and heavy financial need of such person for which a hardship distribution is expressly allowable to a spouse, child or dependent under the terms and provisions of paragraph 1.D., above; and a hardship distribution shall not otherwise be allowed under the Plan for or with respect to circumstances of immediate and heavy financial need of a beneficiary of a Participant if such beneficiary is not either the spouse, child or a dependent of the Participant. F. A Participant’s Elective Deferrals under the Plan (and Participant Contributions) shall be suspended for six (6) months after receipt of the hardship distribution. G. The hardship withdrawal, if approved by the Committee, shall be paid to the Participant as soon as practicable following the date the Participant’s written request is submitted to the Committee. A hardship withdrawal for payment of tuition under subparagraph D.3., above, may be made in two (2) parts over the twelve (12) month period to conform the withdrawal to the amount of tuition determined to be needed by the student. H. A hardship withdrawal and distribution is not an eligible rollover distribution under Code Section 402(c) and the Plan shall be administered consistent with such classification and treatment. I. A Participant who has received a hardship withdrawal pursuant to the foregoing provisions of the Plan, and who has thereby been suspended from making Participant deposits and contributions for six (6) months, shall be reinstated to the amount of his/her elected Reduction in Compensation and other contributions in effect at the time of the hardship withdrawal unless the Participant changes such amount after notice from the Committee which shall be provided not less than thirty (30) days prior to the end of the suspension. A Participant may be required to provide such other written application or election to the Committee, as it may determine under rules prescribed by it, in order to resume making Participant contributions under the Plan. J. Notwithstanding the foregoing, a hardship distribution may be made on account of a hardship resulting from Hurricane Harvey on or after August 23, 2017 and continuing through January 31, 2018, in the manner allowed and authorized under guidance published by the Internal Revenue Service, including Internal Revenue Service Announcement 2017-11. A Participant’s Elective Deferrals under the Plan (and Participant Contributions) shall not be suspended pursuant to subparagraph 1.F. above after receipt of a hardship distribution made pursuant to this subparagraph. 2. Participant Withdrawals of After-Tax Deposits A Participant may request to withdraw in a lump sum of all or any part of the value of his/her After• Tax Deposits in his/her Account, provided that the withdrawal is for a least $500 or the full value of the Account, if less. A Participant may request a withdrawal in writing on a form prescribed by the 79

Committee, or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. The amount of the withdrawal shall be withdrawn from the Participant’s After-Tax Deposits in proportion to the value of the Participant’s total Plan Account balance. A withdrawal pursuant to this paragraph may be made upon request of the Participant subject to such limitations on frequency of withdrawals as the Committee, in its discretion, may determine. Such withdrawal shall be paid as soon as practicable after the appropriate request is received by the Trustee. A withdrawal shall be paid in cash, except that if a Participant’s After-Tax Deposits are invested in the Qualifying Employer Stock, the Participant may request that the value withdrawn be distributed in whole shares of Qualifying Employer Stock. Any fractional shares shall be paid in cash, the amount of such payment to be based upon the closing price of Qualifying Employer Stock on the New York Stock Exchange Consolidated Tape, on a trading date which does not precede the date of the distribution by more than 10 days. A Participant who has After-Tax Deposits in his/her Plan Account invested in stock of a prior employer which has been transferred to the Trust pursuant to any merger, acquisition or similar transaction may also request distribution of such stock in a manner comparable to that provided in the foregoing provisions with respect to Qualifying Employer Stock. 3. Withdrawal Penalty In the event a Participant makes a withdrawal of After-Tax Deposits in his/her Plan Account pursuant to paragraph 2., above, such Participant shall not be entitled to Company Matching Contributions otherwise required to be made under the Plan until the first of the next month following the expiration of six (6) months from the date of such withdrawal by such Participant. This suspension and abatement of the Participant’s right to receive Company Matching Contributions shall not affect the Participant’ s right to elect a Reduction in Compensation or make After-Tax Deposits to the extent otherwise permissible under the Plan. 4. Participant Withdrawals of Matching Contributions or Other Amounts Except as otherwise provided in paragraph 10., below, or as expressly provided differently herein, a Participant shall not be permitted or allowed to withdraw any Company Matching Contributions or other amounts in excess of the amount of 401(k) Contributions or After-Tax Deposits coming into his/her account. 5. Sequence of Permitted Withdrawals In the event a Participant desires to withdraw funds credited to his/her accounts from After-Tax Deposits, the withdrawal sequence shall be: first, the Participant’s contributions which are in the Participant’s Prior ONEOK Thrift Plan Pre-1987 Employee Contribution Account Balance; second, the Participant’s KGS 401(k) Thrift Plan Account Balances (to the extent they are subject to withdrawal pursuant to paragraph 10. of this Article XII, below); third, the Participant’s Separate Section 72(d) Employee Contribution Account, if any; and fourth, the balance of the Participant’s Account, if any, which may be withdrawn under this Article XII. 6. Distribution Upon Severance From Employment Amounts attributable to elective contributions to the Plan by Participants may be distributed upon the Participant’s severance from employment with an employer maintaining the Plan, even if the Participant 80 continues on the same job for a different employer following a liquidation, merger, consolidation, or other corporate or business entity transaction. 7. Voluntary Withdrawal After Age Fifty-Nine and One-Half (59½) Except as otherwise provided in paragraph 11., below, a Participant who has completed five (5) years of participation in this Plan may be allowed to withdraw from the Plan at any time and from time to time an amount not exceeding the entire balance in his/her Accounts, less any Roth Elective Deferral and earnings and losses thereon, at any time after his/her attainment of age fifty-nine and one-half (59½); provided, the amount of any Participant withdrawal shall be at least Five Hundred Dollars ($500.00) or the full value of the Participant’s Account, if less. This right to withdrawal shall be exercised by application or request to the Committee or its authorized representative in writing or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. 8. Distributions in Certain Events Notwithstanding any other provisions hereof limiting the distribution or withdrawal of a Participant’s 401(k) Contribution Account or other amounts of a Participant’s Account, a Participant’s Account may be distributed in the event of (i) the termination of the Plan without establishment or maintenance of another defined contribution plan by the Company (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), (ii) the disposition by the Company of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Company in a trade or business of the Company, but only with respect to a Participant who continues employment with the corporation acquiring such assets, or (iii) the disposition by the Company of the Company’s interest in a subsidiary (within the meaning of Code Section 409(d)(3)), but only with respect to a Participant who continues employment with such subsidiary. No such distribution shall be permitted to a Participant unless it is made in the form of a lump sum distribution as defined in Code Section 401(k)(10)(B)(ii); and a distribution by reason of an event described in clause (ii) or (iii) of the preceding sentence of this paragraph shall not be permitted unless the transferor corporation continues to maintain the Plan after the disposition. Payment and distribution of ESOP Dividends to Participants and retired or terminated Employees may be made to the extent otherwise provided for in the Plan, and as allowed and authorized by Code Sections 4975(e) and 404(k) and Treasury regulations pertaining to such payments and distributions. 9. ESOP Dividend Distributions The Committee and Trustee may have ESOP dividends paid and distributed to a Participant, and to a retired or terminated Employee in accordance with and to the extent provided in paragraph 2. of Article X, above. 10. No Withdrawal of Deferred Account Subject to paragraph 11., below, when a Participant’s employment with the Company is terminated by retirement or for any other reason other than death, and he/she either does not consent to immediate distribution of his/her account under paragraph 3. of Article XI, or he/she elects to defer the distribution of his/her account under paragraph 6. of Article XI, he/she shall thereafter receive distribution of his/her account only in accordance with the provisions of paragraphs 7., 8., 9., and 11. of Article XI, and he/she shall not be permitted thereafter to make withdrawal of the funds in his/her account pursuant to the withdrawal provisions of this Article XII. 81

11. Limited Withdrawal Rights; Pre-1999 KGS 401(k) Thrift Plan Account Notwithstanding anything to the contrary expressed herein a Participant shall have the right to make a withdrawal from his/her Pre-1999 KGS 401(k) Thrift Plan Account balance at January 11, 1999, pursuant to the following provisions: A. Withdrawal from Matching Contribution Account. In the event that a Participant withdraws the full value of the After Tax Deposits under the provisions of paragraph 2., above, a Participant who has been a Participant in the Plan for a period of five (5) years or more may additionally withdraw in a lump sum any or all of the Company Matching Contributions (Company Matching Account) in such Participant’s Pre-1999 KGS 401(k) Thrift Plan Account, provided that the aggregate amount of the withdrawal from the Participant’s After Tax Deposits and Company Matching Contributions is for at least $500 or the full value of the Account, if less. A Participant may request a withdrawal in writing or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. The amount of the withdrawal shall be withdrawn from the Participant’s Company Matching Contributions in proportion to the value of the Participant’s total Account balance. A withdrawal may be made at any time and from time to time, subject to the minimum amount stated above, and shall be paid as soon as practicable after the appropriate request is received by the Trustee. A withdrawal shall be paid in cash, except that if a Participant’s Company Matching Contributions are invested in Qualifying Employer Stock a Participant may request that the value withdrawn be distributed in whole shares of Qualifying Employer Stock. Any fractional shares shall be paid in cash, the amount of such payment to be based upon the closing price of Qualifying Employer Stock on the New York Stock Exchange Consolidated Tape, on a trading date which does not precede the date of the distribution by more than 10 days. B. Withdrawal From Rollover Account. In the event that a Participant withdraws the full value of the After-Tax Deposits and the Company Matching Contributions under the provisions of paragraphs 2. and 11.A., above, the Participant may additionally withdraw in a lump sum any or all of the Participant’s Rollover Account in his/her Pre-1999 KGS 401(k) Thrift Plan Account; provided, that the aggregate amount of the withdrawal from the Participant’s After Tax Deposits Account, Company Matching Contributions, and rollover balance in the Participant’s account is at least $500 or the full value of the Account, if less. A Participant may request a withdrawal in writing or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. The amount of the withdrawal shall be withdrawn from the Participant’s After Tax Deposits, Company Matching Contributions, and Rollover balance in his/her account. A withdrawal may be made at any time and from time to time, subject to the minimum required amount stated above and shall be paid as soon as practicable after the appropriate withdrawal request is received by the Trustee. A withdrawal shall be paid in cash, except that if a Participant’s Rollover balance in his/her Account is invested in Qualifying Employer Stock, a Participant may request that the value withdrawn be distributed in whole shares of Qualifying Employer Stock. Any fractional shares shall be paid in cash, the amount of such payment to be based upon the closing price of Qualifying Employer Stock on the New York Stock Exchange Consolidated Tape, on a trading date which does not precede the date of the distribution by more than 10 trading days. C. Prior Employer Stock. A Participant who has After-Tax Deposits in his/her Plan account invested in stock of a prior employer which has been transferred to the Trust pursuant to any merger, acquisition 82 or similar transaction may request distribution of such stock in a manner comparable to that provided in subparagraphs 11.A. and 11.B., above, with respect to Qualifying Employer Stock. D. Withdrawals After Age 59½. A Participant who has attained age 59½ may withdraw all or a portion of his/her 401(k) Account contributions in his/her Pre-1999 KGS 401(k) Thrift Plan Account as of the end of the month next following such Participant’s delivery of request for withdrawal to the Trustee in writing or by electronic medium, telephone voice response system or other means determined and prescribed by the Committee. A withdrawal may be made at any time and from time to time during the Plan Year and shall be paid as soon as practicable after the appropriate request is received by the Trustee. E. Hardship Withdrawals. A Participant may request an in-service distribution from his/her 401(k) Contribution Account in his/her Pre-1999 KGS 401(k) Thrift Plan Account on the basis of a hardship based upon immediate and heavy financial need to the extent and only as described and authorized under paragraph 1., of this Article XII. F. Withdrawal Penalty. In the event a Participant withdraws sums pursuant to subparagraphs 11.A. or 11.B., above, such Participant shall not be entitled to Company Matching Contributions until the first of the next month following the expiration of six (6) months from the date of such withdrawal by such Participant. This abatement of the Participant’s right to receive Company Matching Contributions shall not affect the Participant’ s right to elect a Reduction in Compensation or make After-Tax Deposits to the extent otherwise permissible under the Plan. In the event a Participant withdraws sums pursuant to the hardship distribution provisions of paragraph 1. of this Article XII, Participant shall not be entitled to Company Matching Contributions until the first of the month next following the expiration of twelve (12) months from the date of such withdrawal by the Participant. 12. Qualified Reservist Distribution Notwithstanding anything to the contrary provided in the Plan, a Participant may receive a distribution of his/her Plan Account attributable to Company contributions made pursuant to elective deferrals if such distribution constitutes a qualified reservist distribution within the meaning of Code Sections 401(k)(2)(B)(i)(V) and 72(t). 13. Suspension During Approved Leave of Absence A Participant’s deposits and the corresponding Company Matching Contributions will be suspended automatically for the period of any Company-approved leave of absence without pay, including military and other governmental service. The Participant’s employment with the Company shall not be treated as terminated thereby for the purposes of paragraph 3. of Article XI. 14. Effect of Termination or Suspension of Participation Any termination or suspension under any provision of this Plan, except suspension of deposits under paragraph 11. of this Article XII, shall have the effect of ending the period of the Participant’s current Plan participation. Upon or at any time after expiration of the required period following any termination, the Participant may again commence participation in the manner provided in paragraph 2. of Article II hereof as of the first day of the calendar month following the month in which he/she elects to recommence participation and a new period of such Participant’s current Plan participation shall thereupon commence. 83

15. No Forfeiture for Suspension or Termination No termination or suspension of participation in the Plan or failure to resume participation at any time shall affect the Participant’s right to receive distribution of his/her account upon complete liquidation upon the terms and at the time provided in paragraph 3. of Article XI, or upon termination of the Plan as provided in this paragraph 16. of this Article XII or upon adverse modification of the Plan as provided in paragraph 3. of Article XXIII, or upon termination of the Trust as provided in paragraph 5. of Article XXIII. Furthermore, and notwithstanding any other terms or provisions of this Plan, no suspension or termination of participation under the Plan shall operate to alter a Participant’s rights, privileges, or obligations thereunder with respect to the management or disposition of his/her account with the Trustee. 16. Termination of Plan Upon a partial termination of the Plan, or upon a termination of the Plan as an entirety or as to any subsidiary of the Company, each Participant of the Company or of such subsidiary then participating, as the case may be, will receive distribution of the entire balance of his/her account, subject to the successor plan rule in 401(k)(10)(A). 17. Valuation of Securities For the purpose of valuing a Participant’s Account in connection with any withdrawal under the provisions of this Article XII and for the purpose of any distribution in kind, any nontransferable Government bonds shall be valued at the then current redemption price thereof, and other securities shall be valued at prices determined by the Trustee, as near as practicable to those then obtainable upon a sale in the open market. 18. Plan Loans A. Loan Policy The Plan Administrator, at any time and in its sole discretion, may establish, amend or terminate a policy which the Trustee must observe in making Plan loans, if any, to Participants and to Beneficiaries. If the Plan Administrator adopts a loan policy, the loan policy must be nondiscriminatory and must be in writing. B. Requirements for Plan Loans The Trustee, as directed by the Plan Administrator will make a Plan loan to a Participant or to a Beneficiary in accordance with the Plan’s loan policy, provided: 1. Loans shall be made available to all Participants and beneficiaries on a reasonably equivalent basis. 2. Loans shall not be made available to Highly Compensated Employees in an amount greater that the amount made available to other employees. 3. Loans shall be adequately secured and bear a reasonable rate of interest. 4. No Participant loan may be made from a Participant Roth Elective Deferral Account. 5. If a Participant Account is subject to Qualified Joint and Survivor Annuity requirements, a Participant must obtain the consent of his or her spouse, if any, to use of the Participant’s Account Balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter 84 be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. 6. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan. 7. The Loan provides for repayment within a specified time, except that repayments may be suspended as permitted under Code Section 414(u)(4). 8. If a valid spousal consent has been obtained in accordance with paragraph 18.B.5., above, then notwithstanding any other provision of the Plan, the portion of the Participant’s vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Participant’s Account Balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant’s vested Account Balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Participant’s Account Balance shall be adjusted by first reducing the vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse. 9. The amount of the loan does not exceed the lesser of: a. Fifty Thousand Dollars ($50,000) reduced by the excess (if any) of (i) the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over (ii) the outstanding balance of loans from the Plan on the date the loan is made, or b. one-half of the present value of nonforfeitable Accrued Benefit of the Participant For purposes of the above limitation, all loans from all plans of the Company and other members of a group of employers described in Code Sections 414(b), 414(c) and 414(m) are aggregated. 10. The loan otherwise conforms to the exemption provided Section 408(b)(1) of ERISA and Code Section 4975(d)(1). 19. No Withdrawal of Loan Amount A Participant to whom a loan has been made pursuant to the provisions of paragraph 18. of this Article XII, shall not be allowed at any time to withdraw any amount from his/her Account in excess of the amount which is equal to the current value of his/her Account minus the outstanding unpaid balance of such loan together with any accrued interest thereon. 85

ARTICLE XIII. BENEFICIARIES IN THE EVENT OF DEATH PARAGRAPH 1. Surviving Spouse as Primary Beneficiary A Participant’s nonforfeitable Accrued Benefit (reduced by any security interest held by the Plan by reason of a loan outstanding to such Participant) shall be payable in full, on the death of the Participant, to the Participant’s surviving spouse, or if there is no surviving spouse or the surviving spouse consents, in the manner provided in paragraph 2. of this Article XIII, below, then to a designated beneficiary of the Participant under paragraph 3. of this Article XIII. 2. Election and Consent to Alternate Beneficiary or Beneficiaries A Participant may elect at any time to waive the required distribution and payment of his/her Account to his/her surviving spouse in the event of his/her death. Any such election must be made in writing or by electronic means or other means by the Participant in the form and manner prescribed by the Committee. Any election by a Participant to waive the surviving spouse benefit may be revoked at any time by the Participant by a declaration of revocation delivered to the Committee in writing or by electronic medium or other means in such form and manner as it may prescribe. Any election to waive the surviving spouse benefit provided under paragraph 1. of this Article XIII above shall not take effect unless the spouse of the Participant consents to such election in writing or by electronic medium or other means prescribed by the Committee, such election designates a beneficiary which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without requirement of further consent by the spouse), and the spouse’s consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public; or it is established to the satisfaction of the Plan representative that the consent required of the spouse, as hereinabove provided, may not be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed by Treasury Regulations; provided, that any such consent by a spouse shall be effective only with respect to such spouse. 3. Designation of Beneficiary or Beneficiaries A Participant who has no spouse, or who with his/her spouse’s consent has elected to waive the surviving spouse benefit as hereinabove provided, may file with the Committee, a written designation or provide and state a designation by electronic medium or other means, in the form and/or manner determined and prescribed by the Committee, of the beneficiary or the beneficiaries to receive all or part of his/her account upon his/her death, and the Participant shall also file with or provide by electronic or other means to the Committee such information as to the identity of the beneficiary or beneficiaries and the relationship of the beneficiary or beneficiaries to the Participant as the Committee may from time to time require. The last designation received by the Committee shall be controlling over any testamentary or other disposition; provided, however, that no designation, or change or cancellation thereof, under this Plan shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. 86

4. Payment and Distribution to Beneficiary or Beneficiaries Upon the death of a Participant, his/her account shall be paid or distributed to the Participant’s spouse, or beneficiary or beneficiaries designated by him/her as provided in the preceding paragraphs 1. through 3. of this Article XIII, or, in the absence of such designation, to the estate of the Participant or to the beneficiary or beneficiaries entitled thereto under the intestacy laws governing the disposition of his/her estate, and thereupon the Trustee, the Company, and the Committee shall not be under any further liability to anyone. Provided, that the provisions for payment of a distribution to a surviving spouse of a deceased Participant in the KGS 401(k) Thrift Plan for a designated period of time shall remain in effect and be applicable until such distribution is completed pursuant to such provisions. 5. Rollover to IRA For Non-Spouse Beneficiary Notwithstanding the foregoing, a direct trustee-to-trustee transfer may be made of any portion of a distribution of the Plan Account of a deceased Participant or Employee to an individual retirement account established for the purpose of receiving the distribution on behalf of an individual who is a designated beneficiary of the Participant or Employee and who is not the surviving spouse of the Participant or Employee pursuant to Code Section 402(c)(ll). 6. Death Benefits; Qualified Active Military Service In the case of a Participant who dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant shall be entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan had the Participant resumed and then terminated employment on account of death. 7. Death or Disability Resulting from Active Military Service; Treatment Allowed The Company may treat an individual who dies or becomes disabled (as defined under the terms of the Plan) while performing qualified military service with respect to the Company as if the individual has resumed employment in accordance with the individual’s reemployment rights under chapter 43 of title 38, United States Code, on the day preceding death or disability (as the case may be) and terminated employment on the actual date of death or disability. In the case of any such treatment, and subject to the provisions of this paragraph, any full or partial compliance by the Plan with respect to the benefit accrual USERRA requirements of Code Section 414(u)(8) with respect to such individual shall be treated for purposes of Code Section 414(u)(l) as if such compliance were required under such chapter 43. This paragraph shall apply only if all individuals performing qualified military service with respect to the Company (as determined under Code Section 414(b), (c), (m), and (o)) who die or became disabled as a result of performing qualified military service prior to reemployment by the Company are credited with service and benefits on reasonably equivalent terms. The amount of employee contributions and the amount of elective deferrals of an individual treated as reemployed under this paragraph for purposes of applying Code Section 414(u)(9)(C) shall be determined on the basis of the individual’s average actual employee contributions or elective deferrals for the lesser of (i) the 12-month period of service with the employer immediately prior to qualified military service, or (ii) if service with the employer is less than such 12-month period, the actual length of continuous service with the employer . 87

ARTICLE XIV. SUBSIDIARIES PARAGRAPH The Plan may be modified and amended from time to time pursuant to the provisions of Article XXIII hereof for purposes of extending its benefits to one (1) or more Subsidiaries of the Company. 88

ARTICLE XV. ADMINISTRATION Notwithstanding the January 1, 2018 general effective date, the effective date of the creation of the committees described herein is the date previously determined by the Board of Directors, which was an amendment to the Plan as of that date. PARAGRAPH 1. ONE Gas, Inc. Benefits Committee & ONE Gas, Inc. Benefit Plan Sponsor Committee The Plan shall be administered by the ONE Gas, Inc. Benefits Committee. (the “Committee”) The Committee shall serve as the plan administrator within the meaning of Section 3(16)(A) of ERISA and as the term “Plan Administrator” is used in the Plan. In acting with respect to and administering each Plan, the Committee shall have the authority and power, in its exclusive discretion, (i) to make and enforce rules and regulations, and to prescribe forms with respect to the administration of the Plan, (ii) to establish rules and procedures required by the applicable laws and regulations or the terms of the Plan, (iii) to interpret and apply the terms of all documents governing the establishment, administration or operation of the Plan, (iv) to decide all matters and questions concerning the Plan and its administration, including, without limitation, those concerning eligibility of any person to participate in or benefit under the Plan, (v) to establish and administer an investment policy or funding policy of the Plan, (vi) to appoint agents, counsel, accountants, actuaries, consultants, investment managers, including investment managers qualified to be appointed and act under ERISA, to manage any assets of the Plan under the terms of the Plan, and other persons to assist in administration of the Plan, (vii), to make, sign, furnish, deliver or file reports, returns, forms or other instruments with respect to or for the Plans and Plan administrator, (viii) to allocate and delegate its authority, responsibilities, duties and powers under these resolutions or the terms and provisions of the Plan to other persons, as it determines, in its exclusive discretion, and (ix) to take such other actions and do all other things that it determines, in its discretion, with respect to the administration and operation of the Plan. The Committee shall have such other powers and duties as are specified in this instrument, any Charter for the Committee, or any Board directive, as the same may from time to time be constituted, and not in limitation but in amplification of the foregoing, the Committee shall have power, to direct the administration of the Plan, Trust, and that part of the funds held by the insurance company pursuant to contracts entered into from time to time by the Employer and an insurance company, with the Trustee and the insurance company to the extent described in such contracts being subject to the direction of the Committee. The Committee may supply any omission or reconcile any inconsistency in this instrument in such manner and to such extent as it shall deem expedient to carry the same into effect and it shall be the sole and final judge of such expediency. The Committee may adopt such regulations with respect to the signature by an Employee, Participant, and/or Spouse of an Employee or Participant, to any documents to be signed by Employees or Participants as the Committee shall determine in view of federal and state laws. The Company, separate from the Plan, shall to the fullest extent permissible by law, defend, indemnify, and hold harmless any officer or employee of the Company serving as a member of the Committee against all liabilities, losses, damages, costs, and expenses, including attorneys’ fees and amounts paid in settlement of any claims or liabilities in connection with the Plan by reason of any action taken or failure 89 to act by such person as a member of the Committee or by the Committee with respect to the Plan if the person, or Committee, acted in good faith and in a manner that was reasonably believed to be in or not opposed to the best interest of the Plan and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her, or its conduct was unlawful. The settlor function of the Plan shall be administered by the ONE Gas, Inc. Benefit Plan Sponsor Committee (“Sponsor Committee”). The Sponsor Committee shall have all settlor functions regarding Plan establishment, design, pricing, amendment, and termination, but shall have no fiduciary functions. The Sponsor Committee shall have such other powers and duties as are specified in this instrument, any Charter for the Sponsor Committee, or any Board directive. The Company, separate from the Plan, shall to the fullest extent permissible by law, defend, indemnify, and hold harmless any officer or employee of the Company serving as a member of the Sponsor Committee against all liabilities, losses, damages, costs, and expenses, including attorneys’ fees and amounts paid in settlement of any claims or liabilities in connection with the Plan by reason of any action taken or failure to act by such person as a member of the Sponsor Committee or by the Sponsor Committee with respect to the Plan if the person, or Sponsor Committee, acted in good faith and in a manner that was reasonably believed to be in or not opposed to the best interest of the Plan and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her, or its conduct was unlawful 2. Trust, Trustee and Committee The Company and Fidelity Management Trust Company have entered into a Trust Agreement pursuant to which the Fidelity Management Trust Company is to act as Trustee under the Plan. The Company may, without further reference to or action by any Employee, Participant, or any subsidiary of the Company participating in the Plan, (a) from time to time enter into such further agreements with the Trustee or other parties, and make such amendments to said Trust Agreement or such further agreements, as the Company may deem necessary or desirable to carry out the Plan; (b) from time to time designate successor Trustees which in each case shall be a bank or trust company having capital and surplus of not less than five hundred million dollars ($500,000,000); and (c) from time to time take such other steps and execute such other instruments as the Company may deem necessary or desirable to put the Plan into effect or to carry it out. The Board shall determine the manner in which the Company shall take any such action. Moreover, the Committee may execute such further agreements with the Trustee or other parties as it reasonably deems necessary to fulfill its own obligations with respect to administration of the Plan. The Committee shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustee to pay such benefits from the respective Participants’ Accounts. The Committee shall have such other powers and duties as are specified in this instrument as the same may from time to time be constituted, and not in limitation but in amplification of the foregoing, the Committee shall have power, to the exclusion of all other persons, in its sole discretion, to make all determinations and interpretations with respect to administration of the Plan, to interpret or construe the provisions of this instrument and to determine all questions that may arise hereunder as to the status and rights of Participants and others hereunder, to decide any disputes which may arise hereunder; to construe and determine the effect of beneficiary designations; to determine all questions that shall arise under the Plan, including questions as to the rights of Employees to become Participants, as to the rights of Participants, and including questions submitted by the Trustee on all matters necessary for it properly to discharge its duties, powers, and obligations; to employ legal counsel, accountants, actuaries, consultants and agents; to establish and modify such rules and regulations for carrying out the provisions of the Plan not inconsistent with the terms and provisions hereof, as the Committee may consider proper and desirable; and in all things and respects whatsoever, without limitation, to direct the administration of the Plan and Trust with the Trustee being subject to the direction of the Committee. The Committee shall establish and 90 maintain reasonable procedures governing the filing of benefit claims, notification of benefit determinations and appeal of adverse benefit determinations, as described in and consistent with paragraph 7. of this Article, below, and which shall also be described in the summary plan description for the Plan. The Committee may supply any omission or reconcile any inconsistency in this instrument in such manner and to such extent as it shall deem expedient to carry the same into effect and it shall be the sole and final judge of such expediency. The Committee may adopt such regulations with respect to the signature by an Employee, Participant and/or the spouse of an Employee or Participant to any directions or other papers to be signed by Employees or Participants and similar matters as the Committee shall determine in view of the laws of any state or states. 3. Plan Fiduciaries The named fiduciary of the Plan (within the meaning of Section 402(a) of ERISA), who shall have authority to control and manage the operation and administration of the Plan, is the Committee (which, again, is the Benefits Committee). The Fiduciary may serve in more than one (1) fiduciary capacity under the Plan. The Committee may appoint or employ such assistants or representatives as they deem necessary for the effective exercise of its duties in the administration of the Plan including without limitation the appointment of an investment manager or managers. The Committee may delegate to such assistants and representatives any powers and duties, both ministerial and discretionary, as it may deem expedient or appropriate. The Trustee and the Company may by agreement in writing arrange for the delegation by the Trustee to the Committee of any of the Trustee’s functions except the custody of the assets, the voting with respect to shares held by the Trustee, and the purchase and sale or redemption of securities. Any appointment of an additional or replacement named fiduciary in accordance with this paragraph will be subject to advance approval of the Board of Directors of the Company. 4. Action by the Committee Any act which this instrument authorizes or requires the Committee to do may be done by a majority of the then members of the Committee. The action of such majority of the members expressed either by a vote at a meeting or in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the Committee at the time in office, provided, however, that the Committee may, in specific instances, authorize one (1) of its members to act for the Committee when and if it is found desirable and convenient to do so. 5. Costs of Plan Administration Except as provided in Paragraphs 4., 5., 6. and 8. of Article X hereof, or otherwise determined and directed by the Committee, the Company shall pay all costs and expenses incurred in administering the Plan including without limitation the expenses of the Committee, the fees and expenses of the Trustee, the fees of its counsel, and other administrative expenses. Notwithstanding the foregoing, the Company may apply forfeitures toward the satisfaction of the costs and expenses incurred in administering the Plan and/or towards the satisfaction of any Company Matching Contributions to the Plan. Forfeitures must be used no later than the last day of the Plan Year following the Plan Year in which the forfeiture occurs. 91

6. Uniform and Nondiscriminatory Application All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees and Participants in similar circumstances. The Committee shall be entitled to rely upon information furnished by the Company pertinent to any calculation or determination made pursuant to this Plan. 7. Summary Plan Description; Claims Procedures The Committee shall cause to be furnished to each Participant, in a manner calculated to ensure actual receipt, a written summary plan description of the Plan and shall periodically update such summary plan description or furnish a written summary of material modifications describing any amendments to the Plan. Such summary plan description shall include the designation of the plan administrator, name of the Trustee, and shall set forth the Participant’s rights and duties with respect to the benefits available to him/her under the Plan; provided, however, that in the event of any conflict between the terms of this Plan and such written summary plan description or summary of material modifications, the terms of this Plan shall control. The summary plan description shall include a description of claims procedures, which shall contain provisions that are consistent with the following terms of this paragraph. Any decisions of the Plan respecting an Employee’s right to become a Participant in the Plan or the right of a Participant or beneficiary to benefits shall be delivered to the Employee, Participant or beneficiary in writing. If a claim for benefits under the Plan is wholly or partially denied, the Plan shall notify the claimant within a reasonable period of time, but not later than ninety (90) days after the claim is received by the Plan, unless the Plan determines that special circumstances require an extension of time for processing the claim. If the Plan determines an extension of time for processing the claim is required, a written notice of the extension will be furnished to the claimant prior to the end of the initial 90-day period. An extension for processing because of special circumstances will not exceed a period of ninety (90) days from the end of the initial 90-day period. The written notice of an extension of time for processing a claim will indicate the special circumstances requiring the extension, and the date by which the Plan expects to make a decision on the claim. If the claim concerns disability benefits under the Plan, the Plan must notify the claimant in writing within 45 days after the claim is received by the Plan This period may be extended by the Plan for up to 30 days, if the Plan Administrator determines that such an extension is necessary due to matters beyond the control of the Plan, and the Plan notifies the claimant, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. An additional 30-day extension may be required if, prior to the end of the first 30-day extension period, the Plan Administrator determines that such an extension is necessary due to matters beyond the control of the Plan, and the Plan notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. Any notice of extension will specifically explain: (i) the standards on which entitlement to benefits is based; (ii) the unresolved issues that prevent a decision on the claim; (iii) the additional information needed to resolve those issues; and (iv) that the claimant will have 45 days to provide any specified additional information. If a period of time is extended because the claimant failed to provide necessary information, the period for making the benefit determination is tolled from the date the Plan sends notice of the extension to the claimant until the date on which the claimant responds to the request for additional information. 92

If an Employee, Participant or beneficiary is denied benefits under the Plan, the Plan shall notify the Employee, Participant or beneficiary of its decision with a written or electronic notification of the denial. This notification will be provided in a culturally and linguistically appropriate manner and shall set forth (i) the specific reason or reasons for the denial of the claim, (ii) the specific Plan provisions on which the determination to deny the claim is based, (iii) a description of any additional material or information necessary for the Employee, Participant or beneficiary (hereinafter also referred to as a “claimant”) to perfect the claim and an explanation of why such material or information is necessary, and (iv) a description of the Plan’s review procedures and time limits applicable to such procedures, including a statement of the right of a claimant to bring a civil action under ERISA following an adverse benefit determination on review. If a claim concerns disability benefits under the Plan, the written or electronic notification shall also include the following: (i) a discussion of the decision including an explanation of the basis for disagreeing with or not following (a) the views presented by the claimant to the Plan of health care professional treating the claimant and vocational professional who evaluated the claimant, (b) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and (c) a disability determination regarding the claimant presented by the claimant to the Plan by the Social Security Administration; (ii) if the adverse determination is based on medical necessity or experimental treatment or similar exclusion or limit, either (a) an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or (b) a statement that such explanation will be provided free of charge upon request; (iii) either (a) the specific internal rules, guidelines, protocols, standards or other similar criterion of the Plan relied upon in making the adverse determination, or (b) a statement that such rules, guidelines, protocols, standards or other similar criterion of the Plan do not exist; and (iv) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claimant’s claim for benefits. A claimant shall have a right to a full and fair review of a claim and adverse benefit determination, and in all cases of such review (i) a claimant shall have sixty (60) days following receipt of notification of an adverse benefit determination within which to appeal such determination, (ii) a claimant shall have the opportunity to submit written comments, documents, records and other information relating to the claim for benefits (iii) a claimant shall be provided, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claimant’s claim for benefits, and (iv) a review that takes into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. A claimant shall be notified of the determination of the Plan on review within a reasonable time, but not later than sixty (60) days after the receipt of the claimant’s request for review, unless the Plan determines that special circumstances require an extension of time for processing of the claim and review, in which event written notice of such extension shall be furnished to the claimant prior to the termination of the initial sixty (60) day period, and in no event shall such extension exceed a period of sixty (60) days from the end of such initial period; and such notice of extension shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. If the initial claim was for disability benefits under the Plan and is denied, a claimant shall have one hundred eighty (180) days following receipt of notification of an adverse benefit determination within which to appeal such determination. The appeal will be handled completely independently of the findings and decision made regarding the initial claim and will be processed by an individual or committee who is not a subordinate of the individual or committee who denied the initial claim. If the claim requires medical 93 judgment, the individual or committee handling the appeal will consult with a medical professional who was not consulted regarding the initial claim and who is not a subordinate of anyone consulted regarding the initial claim and identify that medical professional to the claimant. If the Plan considers, relies upon, or creates any new or additional evidence during the review of the appeal, the Plan will provide such new or additional evidence to the claimant. This new or additional evidence will be provided free of charge, as soon as possible and sufficiently in advance of the time within which a final determination on appeal is required to allow the claimant time to respond. Additionally, before the Plan issues a notice of determination on appeal that is based on new or additional rationale, the claimant must be provided a copy of the rationale at no cost. The rationale must be provided as soon as possible and sufficiently in advance of the time within which a final determination on appeal is required to allow the claimant time to respond. A claimant shall be notified of the determination of the Committee and Plan on review within a reasonable time, but not later than forty-five (45) days after the receipt of the claimant’s request for review, unless the Committee and Plan determine that special circumstances require an extension of time for processing of the claim and review, in which event written notice of such extension shall be furnished to the claimant prior to the termination of the initial forty-five (45) day period and in no event shall such extension exceed a period of forty-five (45) days from the end of such initial period. The notice of extension shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render a determination on review. If a period of time is extended because the claimant failed to provide necessary information, the period for making the benefit determination is tolled from the date the Plan sends notice of the extension to the claimant until the date on which the claimant responds to the request for additional information. A claimant shall be provided by the Plan a written or electronic notification of a benefit determination on review. This notification will be provided in a culturally and linguistically appropriate manner and shall set forth (i) the specific reason or reasons for the adverse determination, (ii) reference to the specific Plan provisions on which the benefit determination is based, (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, or other information relevant to the claimant’s claim for benefits, and (iv) a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about such procedures, and a statement of the claimant’s right to bring an action under Section 502(a) of ERISA. If a claim concerns disability benefits under the Plan, the written or electronic notification shall also include the following: (i) a discussion of the decision including an explanation of the basis for disagreeing with or not following (a) the views presented by the claimant to the Plan of health care professional treating the claimant and vocational professional who evaluated the claimant, (b) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and (c) a disability determination regarding the claimant presented by the claimant to the Plan by the Social Security Administration; (ii) if the adverse determination is based on medical necessity or experimental treatment or similar exclusion or limit, either (a) an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or (b) a statement that such explanation will be provided free of charge upon request; and (iii) either (a) the specific rules, guidelines, protocols, standards or other similar criterion of the Plan relied upon in making the adverse determination, or (b) a statement that such rules, guidelines, protocols, standards or other similar criterion of the Plan do not exist. The Company, the Committee and other Plan fiduciaries shall be fully protected in relying on the accuracy and completeness of all personal data, consents, elections and designations provided by any Participant, and each Participant shall be solely responsible for the accuracy and completeness of such information. If the Committee or any other Plan fiduciary acts or fails to act with respect to a Participant or a Participant’s 94

Account under the Plan, and the Participant knows or reasonably should have known of such act or failure to act (such as by timely reviewing periodic Account statements and timely reviewing payroll statements), then the Participant’s failure to notify the Committee or other applicable Plan fiduciary within a reasonable period of time (not to exceed one year) shall be deemed an acceptance and ratification of such act or failure to act, and the Company, the Plan, the Committee and applicable Plan fiduciary shall be forever discharged from liability with respect to such act or failure to act to the same extent as if the absence of such liability had been finally adjudicated in federal court. 8. Electronic Medium Notices and Elections; ERISA Disclosure and Reporting A. The Plan may use an electronic medium to provide applicable notices and for the making of Participant elections to the maximum extent permitted by law. Any electronic system used by the Plan shall be reasonably designed to provide the information in any notice to an Employee, Participant or other recipient in a manner that is no less understandable to the recipient than a written document. Such electronic system used by the Plan shall be reasonably designed to alert the recipient at the time a notice is provided, to the significance of the information in the notice, any instructions needed to access the notice and the availability of a paper copy at no cost to the recipient. B. Notwithstanding any other provision stated, expressed or implied to the contrary in this Plan document, the Plan may be administered with respect to any election, consent, direction or other right, act, or feature provided for under or in connection with the Plan, by the Committee authorizing, directing or allowing that such things be done, delivered, provided or communicated by written instrument or by electronic medium, telephone voice response system or any other means authorized and permitted under applicable laws and regulations, and determined and prescribed from time to time by the Committee. 9. Recognition of Agency Relationships The Trustee need not recognize the agency of any party for an Employee or Participant unless it shall receive documentary evidence thereof satisfactory to it and thereafter from time to time, as the Trustee may determine, additional documentary evidence showing the continuance of such agency; provided that the Trustee shall not be required to recognize any agency which the Trustee deems to be a device for violating the provisions of Article XVII. Until such time as the Trustee shall receive documentary evidence satisfactory to it of the cessation or modification of any agency, the Trustee shall be entitled to rely upon the continuance of such agency and to deal with the agent as if he/she or it were the Employee or Participant. 10. Valuation of Trust Assets The Trustee shall value the assets of the Plan Trust as of the close of the last day of the Plan Year, and more frequently, if directed by the Committee. The assets of the Trust shall be valued at their fair market value and the Committee shall, in accordance with a method consistently followed and uniformly applied, allocate the sums contributed by the Company and Participants, plus the net income or minus the net loss of the Trust, and plus the net appreciation or minus the net depreciation in the Trust assets, to the separate Participants’ Accounts of the respective Participants under the Plan in accordance with the foregoing and the provisions of Article X of the Plan. 11. Allocation and Delegation of Committee Responsibilities The Committee may (i) allocate among any of the members of the Committee any of the responsibilities of the Committee under the Plan or (ii) designate any person, firm, or corporation that is not a member of the Committee to carry out any of the responsibilities of the Committee under the Plan. Any such 95 allocation or designation shall be made pursuant to a written instrument signed by a majority of the members of the Committee or its duly authorized representative and fiduciary. If such allocation or designation occurs, then the person, firm, or corporation designated, or to whom such allocation and delegation of authority, responsibilities, or duties is made, shall, upon acceptance thereof by them, be solely responsible for performing the delegated, allocated, or designated duties and functions until such delegation may terminate from time to time. 12. Audit The independent accountants who audit the books and accounts of the Company shall annually examine the records of the Company and the Committee in respect of the Plan and, on the basis of such examination, make such report to the Trustee as it may request. The records of the Trustee and (subject to such report by said independent accountants) the records of the Company and the Committee shall be conclusive in respect of all matters involved in the administration of the Plan. 13. Annual Reports The Committee shall annually furnish to each Participant a statement as of the end of the previous Plan Year, at such time and in such form as the Committee shall determine, setting forth the account of such Participant. Such statement shall be deemed to have been accepted as correct unless written notice to the contrary is received by the Trustee within thirty (30) days after the mailing of such statement to the Participant. 96

ARTICLE XVI. NOTICES AND OTHER COMMUNICATIONS PARAGRAPH 1. Delivery of Notices and Other Documents All notices, reports, and statements given, made, delivered, or transmitted to a Participant shall be deemed duly given, made, delivered, or transmitted when mailed, by such class of mail as the Trustee may deem appropriate, with postage prepaid and addressed to the Participant at the address last appearing on the books of the Company. A Participant may change his/her address from time to time by written notice in form prescribed by the Committee. 2. Delivery of Communications by Participants Written directions, notices, and other communications from Participants to the Company, the Trustee, or the Committee shall be mailed by first-class mail or delivered to such location as shall be specified in regulations or upon the forms prescribed by the Committee, and shall be deemed to have been given when received at such location. 97

ARTICLE XVII. NON-ASSIGNABILITY PARAGRAPH 1. General To the extent permitted by law, it is a condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan or in his/her account shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including (but without limitation) execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, but excluding devolution by death or mental incompetency; and no right or interest of any Participant in the Plan or in his/her account shall be liable for or subject to any obligation or liability of such Participant. 2. Loans The foregoing limitation in paragraph 1. shall not apply to a loan made to a Participant if such loan is secured by the Participant’s accrued nonforfeitable benefit and such loan is made in accordance with the nondiscriminatory loan policy prescribed in paragraph 18. of Article XII. 3. Qualified Domestic Relations Orders The foregoing limitation shall not apply to a Qualified Domestic Relations Order, and payments shall be made hereunder in accordance with the applicable requirements of any such Qualified Domestic Relations Order in accordance with written procedures to be established by the Committee to determine the qualified status of domestic relations orders and to administer distributions under such orders in accordance with Section 206(d)(3) of ERISA, and regulations thereunder. For purposes of this Plan a “Qualified Domestic Relations Order” means any judgment, decree, or order (including approval of a property settlement) which creates or recognizes the existence of an alternate payee’s right to, or assigns to an alternate payee the right to receive all or a portion of the benefits payable with respect to a Participant under this Plan, and relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant, is made pursuant to a state domestic relations law (including a community property law), and which meets the requirements of Section 206(d)(3)(C) and (D) of ERISA. For purposes of the foregoing, an “alternate payee” means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of, the benefits payable under the Plan with respect to such Participant. 98

ARTICLE XVIII. TERMS OF EMPLOYMENT UNAFFECTED PARAGRAPH 1. Participation in the Plan by a Participant shall in no way affect any of the Company’s rights to assign such Participant to a different job or position; to change his/her title, authority, duties, or rate of compensation; or to terminate his/her employment. 99

ARTICLE XIX. CONSTRUCTION OF PLAN PARAGRAPH 1. To the extent federal law does not apply, Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma. Any interpretation of the Plan by the Committee shall be conclusive and may be relied upon by the Trustee and all parties in interest. 100

ARTICLE XX. TOP-HEAVY RULES PARAGRAPH 1. Minimum Contribution If this Plan is top-heavy in any Plan Year, the Plan guarantees a minimum contribution of three percent (3%) of Compensation for each Non-key Employee who is a Participant employed by the Company on the last day of the Plan Year. If the contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the guaranteed minimum contribution for Non-key Employees under this paragraph 1. shall equal the highest contribution rate received by a Key Employee. The contribution rate is the sum of Company contributions (not including Company contributions to Social Security) and any forfeitures allocated to the Participant’s Account for the Plan Year divided by his/her Compensation for the Plan Year taking into consideration amounts contributed as a result of a salary reduction arrangement in determining the contributions made on behalf of Key Employees. All qualified defined contribution plans maintained by the Company shall be considered as a single plan for purposes of determining the contribution rate. For any year in which the Plan is top-heavy, each Non-key Employee shall receive a minimum contribution if not separated from service at the end of the Plan Year regardless of whether such Non-key Employee has declined to make any mandatory contribution otherwise required by the Plan. If this Plan is top-heavy and any Participant in the Plan is a Participant in any other top-heavy defined contribution plan(s) maintained by the Company, then this Plan shall provide the defined contribution plan minimum contribution for all such top-heavy defined contribution plans. If any Participant in the Plan is also covered by a top-heavy defined benefit plan of the Company, the aggregate top-heavy minimum benefit requirement for such Participant for all plans affected shall be satisfied by such Participant receiving a safe harbor minimum defined contribution under this Plan equal to at least five percent (5%) of his/her Compensation for each Plan Year such plans are top-heavy, all in accordance with and pursuant to the provisions of Treasury Regulations, §1.416-1, M-12, and any amendment thereto. 2. Rate of Minimum Contribution To the extent the contribution rate with respect to a Non-key Employee for a Plan Year as described in paragraph 1. above, is less than the minimum contribution, the Company will increase its contribution for such Employee to the extent necessary so his/her contribution rate for the Plan Year shall equal the guaranteed minimum contribution. The required additional contribution shall be made from net profits of the Company to the extent available, but if for a particular Plan Year there are no profits out of which to make contributions to the Plan, the Company shall nevertheless make the minimum guaranteed contribution for each Non-key Employee. The Committee shall allocate the additional contribution to the account of the Non• key Employee for whom the Company makes the contribution. 3. Top-Heavy Status Determination The Plan is top-heavy for a Plan Year if the top-heavy ratio as of the Determination Date exceeds sixty percent (60%). The top-heavy ratio is a fraction, the numerator of which is the present value of the Accrued Benefit of all Key Employees as of the Determination Date, the contributions due as of the 101

Determination Date, and distributions made within the one-year period immediately preceding the Determination Date, and the denominator of which is a similar sum determined for all Participants under this Plan; provided, that if any individual has not performed services for the Company at any time during the one (1)-year period ending on the Determination Date, any accrued benefit for such individual (and on account of such individual) shall not be taken into account. The foregoing determination of top- heaviness, and the top-heavy ratio shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group including the Plan. The Committee shall calculate the top-heavy ratio without regard to any Non-key Employee who was formerly a Key Employee. The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account any distributions, rollovers, and other transfers, in accordance with Code Section 416 and the regulations thereunder. If the Company maintains any other qualified plans, this Plan is a top-heavy plan only if it is part of the Top-Heavy Aggregation Group, and the top-heavy ratio for both the Top-Heavy Aggregation Group and the Additional Aggregation Group exceeds sixty percent (60%). The Committee shall calculate the top- heavy ratio and determine top-heavy status for the aggregation of plans for a particular year by the following procedures: A. The present value of accrued benefits (including distribution to Key Employees) is determined separately for each plan as of each plan’s Determination Date; B. The plans are then aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year, and C. The combined results shall indicate whether or not the plans so aggregated are top heavy. The Plan shall not be considered to be a top-heavy plan if it at any time consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) or 401(k)(13), and matching contributions with respect to which the requirements of Code Section 401(m)(11) and 401(m)(12) are met. If, but for the preceding sentence, the Plan would be treated as a top-heavy plan because it is a member of an aggregation group which is a top-heavy group, contributions under the Plan may be taken into account in determining whether any other plan in the group meets the requirements of requirements of providing minimum contributions and benefits under Code Section 416(c). 4. Vesting The vesting in Plan benefits for Participants provided in paragraph 1. of Article XI, shall be applicable to this Plan as a top-heavy plan. 5. Definitions For purposes of applying the provisions of this Article XX, the following definitions shall be applicable: A. “Key Employee” means as of any Determination Date, any Participant or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Company having an annual compensation greater than One Hundred Seventy- Five Thousand Dollars ($175,000) (as adjusted under Code Section 416(i)(l)), a five-percent (5%) owner of the Company, or a one-percent (1%) owner of the Company who has total annual compensation from the Company of more than One Hundred Fifty Thousand Dollars ($150,000). For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee shall be made in accordance with Code Section 416(i)(l) and the applicable regulations and other guidance of general applicability thereunder. 102

B. “Non-key Employee” means a Participant who does not meet the definition of Key Employee, and such Participant’s beneficiary or beneficiaries. C. “Five percent (5%) owner” means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company. D. “One percent (1%) owner” means any person who would be described in subparagraph C., above, if “one percent (1%)” were substituted for “five percent (5%)” each place it appears in subparagraph C., above. For purposes of the foregoing, subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting “five percent (5%)” for “fifty percent (50%);” the rules of Subsection (b), (c), and (m) of Code Section 414 shall not apply for purposes of determining ownership of the Company; and the term “compensation” shall have the meaning given such term by Code Section 414(q)(7). E. “Accrued Benefit” shall mean the amount of the Participant’s account under this Plan as of any particular date derived within the limitation year for this Plan. F. “Top-Heavy Aggregation Group” means each qualified plan of the Company in which at least one (1) Key Employee participates (in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years) and any other qualified plan of the Company which, when considered with such qualified plans with Key Employee participants, enables such plans (those with at least one (1) Key Employee) to meet the coverage and nondiscrimination rules of Code Sections 401(a)(4) or 410. G. “Additional Aggregation Group” means the Top-Heavy Aggregation Group plus any other qualified plans maintained by the Company, but only if such group would satisfy in the aggregate the requirements of Code Sections 401(a)(4) and 410. The Committee shall determine which plan or plans to consider in determining the Additional Aggregation Group. H. “Determination Date” for any Plan Year is the last day of the preceding Plan Year. For the first Plan Year, this date shall be the last day of such Plan Year. I. “Valuation Date” means the annual date on which Plan assets are to be valued hereunder for the purpose of determining the value of account balances, which occurred most recently within a twelve (12)- month period ending on the determination date. 103

ARTICLE XXI. TRANSFERRED SUBSIDIARY PLAN ACCOUNTS PARAGRAPH 1. General If a Participant was a participant in a defined contribution plan of a subsidiary of ONEOK that is subject to Code Sections 401(a)(11) and 417 with respect to that Participant, from which assets in which the Participant had a vested account and benefits have been transferred directly or indirectly on or after January 1, 1985, to the Trust of this Plan pursuant to paragraphs 1. and 2. of Article V, that vested account and benefits (hereinafter referred to as “Transferred Participant Account”) of the Participant shall be held, invested, maintained and distributed in accordance with this Article XXI. 2. Separate Accounting and Accrual A Participant’s Transferred Participant Account shall be accounted for separately from all other of his/her contributions hereunder and the Company’s contributions to his/her regular Participant Account. The Participant’s rights in his/her accrued benefit derived from his/her Transferred Participant Account shall be nonforfeitable, and any income and earnings therefrom and accretions thereon, shall be separately accounted for and become vested in such Participant immediately upon receipt thereof by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) and the Participant may not thereafter be deprived of such funds under any provision of the Plan. 3. Other Plan Provisions Applicable Except as otherwise provided in this Article XXI, the Transferred Participant Account of any Participant shall be separately held, accounted for, and distributed, but in the same manner and subject to the same rules, requirements, and limitations as generally apply to a Participant’s account under all provisions of this Plan. 4. Distributions Subject to paragraphs 7. and 8., below, the Transferred Participant Account of a Participant shall not be distributed under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements established by this Article XXI or paragraph 11. of Article XI, or which is not consistent with Treasury regulations. The minimum distribution for a calendar year equals the Participant’s nonforfeitable accrued benefit in his/her Transferred Participant Account at the beginning of the year divided by the Participant’s life expectancy or, if applicable, the life expectancy of such Participant and his/her designated beneficiary. For the purposes of this Article XXI, the “Required Beginning Date” shall mean the latest date for distribution to a Participant stated in paragraph 11. of Article XI. In computing a minimum distribution, the life expectancy multiples under Treasury Regulations, Section 1.72-9 shall be used. For purposes of such computation, a Participant’s life expectancy may be recalculated no more frequently than annually, but the life expectancy of a nonspouse beneficiary may not be recalculated. If the Participant’s spouse is not the designated beneficiary, the method of distribution selected must provide that the present value of the payments to be made to the Participant is more than fifty percent (50%) of the present value of the total payments to the Participant and his/her beneficiaries. 104

5. Consent of Distribution A Participant and the spouse of the Participant (or where the Participant has died, the surviving spouse) must consent to the form of the distribution of the Transferred Participant Account the Committee directs the Trustee to make if: (i) the present value of the Participant’s nonforfeitable accrued benefit exceeds five thousand dollars ($5,000); (ii) the Qualified Joint and Survivor Annuity provisions stated below in this Article XXI apply to the distribution; and (iii) a distribution in a form other than a Qualified Joint and Survivor Annuity is to be made. 6. Time of Distribution If distribution of a Participant’s Transferred Participant Account in other than lump-sum is authorized by this Article XXI, then upon the death of the Participant, the Participant’s Transferred Participant Account shall be paid in accordance with this paragraph. If the Participant’s death occurs after payment of the Participant’s Transferred Participant Account has begun, payment thereof shall be completed over a period which does not exceed the payment period which had commenced. If the Participant’s death occurs prior to the time payment of the Participant’s benefit from the Transferred Participant Account has begun, the payment thereof shall be made over a period not exceeding (i) five (5) years after the date of the Participant’s death, or (ii) if the beneficiary is a designated beneficiary, over the designated beneficiary’s life expectancy; but payment of the Participant’s Transferred Participant Account over a period described in (ii) shall not be made unless such payment to the designated beneficiary begins no later than one (1) year after the date of the Participant’s death or, if later, and the designated beneficiary is the Participant’s surviving spouse, the date the Participant would have attained age seventy and one-half(70½). 7. Qualified Joint and Survivor Annuity; Qualified Preretirement Survivor Annuity The Committee shall direct the Trustee to distribute a married or unmarried Participant’s Transferred Participant Account, otherwise payable in annuity form, in the form of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, unless the Participant makes a valid election to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity under paragraph 8. Of this Article XXI, below. If a Participant elects at any time during the Applicable Election Period to waive the Qualified Joint and Survivor Annuity form of benefit or the Qualified Preretirement Survivor Annuity form of benefit (or both), the Participant shall be allowed to elect the Qualified Optional Survivor Annuity form of benefit at any time during the Applicable Election Period. A “Qualified Joint and Survivor Annuity” is an annuity which is purchasable with the Participant’s Transferred Participant Account and which is payable for the life of the Participant with, if the Participant is married on the Annuity Starting Date, a survivor annuity payable for the life of the Participant’s surviving spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his/her spouse, and which is the actuarial equivalent of a single annuity for the life of the Participant. On or before the Annuity Starting Date, the Committee, in its sole discretion without Participant or spousal consent, may direct the Trustee to pay the Participant’s Transferred Participant Account in a lump sum, in lieu of a Qualified Joint and Survivor Annuity, if the present value of the Participant’s Transferred Participant Account (excluding accumulated deductible employee contributions) does not exceed five thousand dollars ($5,000). “Qualified Optional Survivor Annuity” means (ii) an annuity for the life of the Participant with a survivor annuity for the life of the spouse which is equal to the applicable percentage of the amount of the annuity 105 which is payable during the joint lives of the Participant and the spouse, and (ii) which is the actuarial equivalent of a single annuity for the life of the Participant. Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence. For purposes of this paragraph and definition if the survivor annuity percentage is less than 75 percent (75%), the applicable percentage is 75 percent (75%), and if the survivor annuity percentage is greater than or equal to 75 percent (75%), the applicable percentage is 50 percent (50%). For purposes of this paragraph and definition, the term “survivor annuity percentage” means the percentage which the survivor annuity under the Plan’s qualified joint and survivor annuity bears to the annuity payable during the joint lives of the Participant and the spouse. If a married Participant dies before the Annuity Starting Date and such Participant has a surviving spouse, the Committee shall direct the Trustee to distribute the Participant’s Transferred Participant Account to the Participant’s surviving spouse in the form of a Qualified Preretirement Survivor Annuity, unless the Participant has a valid waiver election in effect. A “Qualified Preretirement Survivor Annuity” is an annuity which is actuarially equivalent to fifty percent (50%) of the Participant’s Transferred Participant Account (determined as of the date of the Participant’s death) and which is payable for the life of the Participant’s surviving spouse. Any security interest held by reason of a loan outstanding to the Participant shall be taken into account in determining the amount of the Qualified Preretirement Survivor Annuity. The Participant’s surviving spouse may elect to have the Trustee commence payment of the Qualified Preretirement Survivor Annuity within a reasonable period of time following the date of the Participant’s death. Furthermore, if the present value of the Participant’s Transferred Participant Account exceeds five thousand dollars ($5,000), the Committee shall not direct the Trustee to distribute the Qualified Preretirement Survivor Annuity to the Participant’s surviving spouse prior to the date the Participant would have attained age sixty-five (65) without the written consent of the surviving spouse. The Committee, in its sole discretion, may direct the Trustee to make a lump-sum distribution to the Participant’s surviving spouse in lieu of a Qualified Preretirement Survivor Annuity, if the present value of the Participant’s Transferred Participant Account is not greater than five thousand dollars ($5,000). If the Participant has in effect a valid waiver election regarding the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity, the Committee shall direct the Trustee to distribute the Participant’s Transferred Participant Account in accordance with paragraphs 3. and 4., above. For purposes of applying this Article XXI, the Committee shall treat a former spouse as the Participant’s spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order (as defined in Code Section 414(p)). 8. Notices; Waiver Election Within the Applicable Notice Period with respect to such Participant, the Company shall provide the Participant a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity and a Qualified Optional Survivor Annuity, the Participant’s right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit, the effect of an election of a Qualified Optional Survivor Annuity, the rights of the Participant’s spouse to consent to such a waiver election, and the right to make and the effect of a revocation of the Participant’s waiver election. A Participant may elect at any time during the Applicable Election Period to waive the Qualified Joint and Survivor Annuity form of benefit. The Participant may revoke a waiver of the Qualified Joint and Survivor Annuity, or an elected Qualified Optional Survivor Annuity or make a new waiver at any time during the Applicable Election Period. The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than thirty (30) days after receipt of the written explanation described in the preceding 106 paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity, including a Qualified Optional Survivor Annuity; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (3) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. A married Participant’s waiver election is not valid after December 31, 1984, unless (i) the Participant’s spouse (to whom the survivor annuity is payable under the Qualified Joint and Survivor Annuity) has consented in writing to the waiver election, (ii) such election designates a beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and (iii) the spouse’s consent acknowledges the effect of the election, and a notary public or the Company (or its Plan representative) witnesses the spouse’s consent. The spouse’s consent to a waiver of the Qualified Joint and Survivor Annuity shall be irrevocable unless the Participant revokes the waiver election. The Company may accept as valid a waiver election which does not satisfy the spousal consent requirements, if the Company establishes the Participant does not have a spouse, the Company is not able to locate the Participant’s spouse, or other circumstances exist under which the Treasury Regulations excuse the consent requirement. Notwithstanding the foregoing, a Qualified Joint and Survivor Annuity, Qualified Optional Survivor Annuity and Qualified Preretirement Survivor Annuity will not be provided unless the Participant and spouse had been married throughout the one-year period ending on the earlier of (i) the Participant’s Annuity Starting Date or (ii) the date of the Participant’s death; except that if a Participant marries within one (1) year before the Annuity Starting Date, and the Participant and the Participant’s spouse in such marriage have been married for at least a one-year period ending on or before the date of the Participant’s death, such Participant and such spouse shall be treated as having been married throughout the one-year period ending on the Participant’s Annuity Starting Date. With respect to any Participant’s Transferred Participant Account subject to paragraph 7., the Company shall provide to each Participant, within the Applicable Notice Period with respect to such Participant in a manner consistent with Treasury Regulations, a written explanation of the terms and conditions of the Qualified Optional Survivor Annuity comparable to the explanation of the Qualified Joint and Survivor Annuity required hereunder. With respect to any Participant’s Transferred Participant Account subject to paragraph 7., the Company shall provide to each Participant, within the Applicable Notice Period with respect to such Participant in a manner consistent with Treasury Regulations, a written explanation of the terms and conditions of the Qualified Preretirement Survivor Annuity comparable to the explanation of the Qualified Joint and Survivor Annuity required hereunder. If the Participant’s Transferred Participant Account is not subject to paragraph 7. above prior to the time the Company must provide the written explanation of the Qualified Preretirement Survivor Annuity, the Company shall provide the written explanation within a reasonable period consistent with Treasury Regulations following the time the Participant’s Transferred Participant Account first is subject to this Article XXI, but not later than the close of the second Plan Year following the Plan Year in which the Participant enters the Plan or first becomes subject to paragraph 7. A Participant may elect at any time during the Applicable Election Period to waive the Qualified Preretirement Survivor 107

Annuity form of benefit. A Participant may revoke a waiver of the Qualified Preretirement Survivor Annuity or make a new waiver at any time during the Applicable Election Period. A Participant’s waiver election of the Qualified Preretirement Survivor Annuity is not valid unless (i) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he/she attains age thirty-five (35), and (ii) after December 31, 1984, the Participant’s spouse (to whom the Qualified Preretirement Survivor Annuity is payable) satisfies the consent requirements described above. The spouse’s consent to a waiver of the Qualified Preretirement Survivor Annuity is irrevocable unless the Participant revokes the waiver election. Irrespective of the time of election requirement described in (i), if the Participant separates from service prior to the first day of the Plan Year in which he/she attains age thirty-five (35), the Company may accept a waiver election with respect to the Transferred Participant Account attributable to his/her service prior to his/her separation from service. 9. Definitions; and Applicable Rules For purposes of paragraphs 7. and 8. of this Article XXI, the term “Annuity Starting Date” means with respect to the Participant’s Transferred Participant Account (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. The term “Earliest Retirement Age” means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits with respect to his/her Transferred Participant Account. The term “Applicable Notice Period” means, with respect to a Qualified Joint and Survivor Annuity for a Participant, a reasonable period of time of not less than thirty (30) days and not more than one hundred eighty (180) days before the Annuity Starting Date (as consistent with applicable Treasury Regulations). With respect to a Qualified Preretirement Survivor Annuity for a Participant, the “Applicable Notice Period” means whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35); (ii) a reasonable period after the individual becomes a Participant; (iii) a reasonable period ending after the Plan ceases to fully subsidize costs of the benefit, if applicable; or (iv) a reasonable period ending after Code Section 401(a)(11) applies to the Participant provided that in the case of a Participant who separates from service before attaining age thirty-five (35), the Applicable Notice Period shall be a reasonable period after separation. The term “Applicable Election Period” means (i) with respect to a Qualified Joint and Survivor Annuity, the one hundred eighty (180) day period ending on the Annuity Starting Date and (ii) with respect to a Qualified Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the Participant’s death. The present value of a qualified joint and survivor annuity benefit or a qualified preretirement survivor annuity benefit shall be calculated by using the Applicable Mortality Table and the Applicable Interest Rate. For purposes of the preceding sentence the terms “Applicable Mortality Table” and “Applicable Interest Rate” shall have the meaning for such terms stated in Code Section 417(e)(3), Treasury regulations promulgated under that section, and in applicable rulings and guidance published by the Internal Revenue Service with respect to such terms and the Code, including without limitation, changes enacted by the Pension Protection Act of 2006 (P. L. 109-280). Provided, that the Plan and amendment thereof to add the preceding sentence shall be applied and interpreted consistent with the Code in such manner as does not decrease the accrued benefit of a Participant. 108

ARTICLE XXII. NGC PROFIT SHARING/401(K) SAVINGS PLAN TRANSFERRED ACCOUNTS PART A. General Provisions/Administration Of Transferred NGC Accounts PARAGRAPH 1. General If a Participant was a participant in the NGC Profit Sharing/401(k) Savings Plan (“NGC Plan”) from which assets in which the Participant had a vested account and benefits have been transferred directly to the Trust of this Plan pursuant to Paragraph 3. of Article V, that vested account and benefits (hereinafter referred to as “Transferred NGC Account”) of the Participant shall be held, invested, maintained, administered and distributed in accordance with this Article XXII. 2. Separate Accounting and Accrual A Participant’s Transferred NGC Account shall be accounted for separately from all other of his/her contributions hereunder and the Company’s contributions to his/her regular Participant Account. The Participant’s rights in his/her accrued benefit derived from his/her Transferred NGC Account shall be fully vested and nonforfeitable, and any income and earnings therefrom and accretions thereon, shall be separately accounted for and become vested in such Participant immediately upon receipt thereof by the Trustee of such income, earnings and accretions, and (subject to subsequent loss through decline in value of investments) and the Participant may not thereafter be deprived of such funds under any provision of the Plan. The Transferred NGC Account of a Participant shall be paid and distributed in the forms of benefit provided under the NGC Plan prior to the transfer thereof to this Plan in such manner as is required to satisfy the applicable provisions of Section 411(d)(6) of the Code, and Treasury Regulations thereunder. 3. Other Plan Provisions Applicable Except as otherwise provided in this Article XXII, the Transferred NGC Account of any Participant shall be separately held, accounted for, and distributed, but in the same manner and subject to the same rules, requirements, and limitations as generally apply to a Participant’s Account or parts thereof pertinent under all provisions of this Plan. PART B. Transferred NGC Accounts; Retirement Benefits A Participant who terminates his/her employment on or after his/her Normal Retirement Date shall be entitled to a retirement benefit, payable at the time and in the form provided in Part F of this Article XXII, equal in value to the aggregate amount in his/her Transferred NGC Account on his/her Annuity Starting Date. Any contribution or addition allocable to a Participant’s Transferred NGC Account after his/her Annuity Starting Date shall be distributed, if his/her benefit was paid in a lump sum, or used to increase his/her payments, if his/her benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution or addition is paid to the Trust of the Plan. 109

PART C. Transferred NGC Accounts; Disability Benefits 1. Disability Benefits In the event a Participant’s employment is terminated, and such Participant is totally and permanently disabled, as determined pursuant to Paragraph 2. of this Part C, below, such Participant shall be entitled to a disability benefit, payable at the time and in the form provided in Part F of this Article XXII equal in value to the aggregate amount in his/her Transferred NGC Account on his/her Annuity Starting Date. Any contribution or addition allocable to a Participant’s Transferred NGC Account after his/her Annuity Starting Date shall be distributed, if his/her benefit was paid in a lump sum, or used to increase his/her payments, if his/her benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution or addition is paid to the Trust of the Plan. 2. Total and Permanent Disability Determined A Participant shall be considered totally and permanently disabled if the Committee determines, based on a written medical opinion (unless waived by the Committee as unnecessary), that such Participant is permanently incapable of performing his/her job for physical or mental reasons. PART D. Transferred NGC Accounts; Severance Benefits Each Participant whose employment is terminated prior to his/her Normal Retirement Date for any reason other than total and permanent disability (as defined in Paragraph 2. of Part C of this Article XXII) or death shall be entitled to a benefit that is payable at the time and in the form provided in Part F of this Article XXII, equal in value to his/her Vested Interest in the aggregate amount in his/her Transferred NGC Account on his/her Annuity Starting Date. A Participant’s Vested Interest in any contribution allocable to such Participant’s Transferred NGC Account after his/her Annuity Starting Date shall be distributed, if his/her benefit was paid in a lump sum, or used to increase his/her payments, if his/her benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust of the Plan. PART E. Transferred NGC Accounts; Death Benefits Upon the death of a Participant while an Employee, the Participant’s Eligible Surviving Spouse or designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Part F of this Article XXII, equal in value to the aggregate amount in his/her Transferred NGC Account on his/her Annuity Starting Date. Any contribution allocable to a Participant’s Transferred NGC Account after his/her Annuity Starting Date shall be distributed, if his/her benefit was paid in a lump sum, or used to increase payments, if his/her benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust of the Plan. 110

PART F. Transferred NGC Accounts; Time And Form Of Payment Of Benefits 1. Time of Payment A. Subject to the provisions of the remaining Paragraphs of this Part, a Participant’s Annuity Starting Date shall be the date that is as soon as administratively feasible after the date the Participant or his/her beneficiary becomes entitled to a benefit pursuant to Parts B, C, D and E, of this Article XXII, but no earlier than the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to Paragraph 2.C. of this Part F, has been furnished to the Participant. B. Unless a Participant (1) has attained age sixty-five, (2) has died (A) without leaving an Eligible Surviving Spouse or (B) with an election in effect, pursuant to Paragraph 3.B. of this Part F, not to receive the standard death benefit set forth in Paragraph 3.A of this Part F, or (3) consents to a distribution pursuant to Paragraph 1.A. of this Part F, and, if such Participant has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of section 417 of the Code and applicable Treasury regulations thereunder) within the one hundred eighty (180) day period ending on the date payment of his/her benefit hereunder is to commence pursuant to Paragraph 1.A. of this Part F, his/her Annuity Starting Date shall be deferred to the date which is as soon as administratively feasible after the date the Participant attains (or would have attained) age sixty-five, or such earlier date as the Participant (with the consent of his/her Eligible Surviving Spouse, if applicable) may elect by written notice to the Committee prior to such date. Consent of the Participant’s Eligible Surviving Spouse under this Paragraph shall not be required if the Participant’s benefit is to be paid in the form of the standard benefit described in this part. The Committee shall furnish information pertinent to his/her consent to each Participant no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than one hundred eighty (180) days before his/her Annuity Starting Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Participant of his/her right to defer his/her Annuity Starting Date and of his/her Direct Rollover right pursuant to Paragraph 5. of this Part F, below, if applicable. In the case of a married Participant who dies before his/her Annuity Starting Date without electing not to receive the standard death benefit set forth in Paragraph 3.A. of this Part F, the consent and election set forth in this Paragraph may be made by his/her Eligible Surviving Spouse. C. A Participant’s Annuity Starting Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Participant attains, or would have attained, his/her Normal Retirement Date or, if later, terminates his/her employment with the Company. D. A Participant’s Annuity Starting Date shall be in compliance with the provisions of Section 401(a)(9) of the Code and applicable Treasury regulations and shall in no event be later than: 1. April 1 of the calendar year following the later of (A) the calendar year in which such Participant attains the age of seventy and one-half (70½) or (B) the calendar year in which such Participant terminates his/her employment with the Employer (provided, however, that clause (B) of this sentence shall not apply in the case of a Participant who is a “five- percent owner” (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains the age of seventy and one- half (70½); and 2. In the case of a benefit payable pursuant to Part E of this Article XXII, (A) if payable to other than the Participant’s spouse, the last day of the one-year period following the death 111 of such Participant or (B) if payable to the Participant’s spouse, after the date upon which such Participant would have attained the age of seventy and one-half (70½), unless such surviving spouse dies before payments commence, in which case the Annuity Starting Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse. The preceding provisions of this Part F, notwithstanding, a Participant may not elect to defer the receipt of his/her benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, in determining compliance with the provisions of section 401(a)(9) of the Code, the life expectancies of a Participant and the Participant’s spouse shall not be recalculated after the Annuity Starting Date. Finally, a Participant (other than a Participant who is a “five-percent owner” (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains the age of seventy and one-half (70½) who attains age seventy and one-half (70½) in calendar years 1996, 1997, or 1998 may elect to defer his/her Annuity Starting Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Participant attains the age of seventy and one-half (70½) or (B) the calendar year in which such Participant terminates his/her employment with the Employer, provided, that such election is made by the later of the end of the calendar year in which such Participant attains age seventy and one-half (70½) or December 31, 1997. E. Subject to the provisions of Subparagraph D., a Participant’s Annuity Starting Date shall not occur unless the events under Parts B, C, D and E of this Article XXII entitling the Participant (or his/her beneficiary) to a benefit constitutes a distributable event described in Section 401(k)(2)(B) of the Code and shall not occur while the Participant is employed by the Company or any Subsidiary (irrespective of whether the Participant has become entitled to a distribution of his/her benefit pursuant to Part B, C, D, or E of this Article XXII). F. Subparagraphs A., B. and C., above, notwithstanding, a Participant whose vested interest in his/her Transferred NGC Account is $5,000 or more may elect to defer his/her Annuity Starting Date beyond the date specified in such subparagraphs, subject to the provisions of Subparagraph D., above, by submitting to the Committee a written statement, signed by the Participant, which describes the benefit and designates the date on which the payment of such benefit shall commence. 2. Standard and Alternative Forms of Benefit for Participants A. For purposes of Parts B, C or E of this Article XXII, the standard benefit for any Participant who is married on his/her Annuity Starting Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be a commercial annuity which is payable for the life of the Participant with a survivor annuity for the life of the Participant’s Eligible Surviving Spouse which shall be one-half of the amount of the annuity payable during the joint lives of the Participant and the Participant’s Eligible Surviving Spouse. The standard benefit for any Participant who is not married on his/her Annuity Starting Date shall be a commercial annuity which is payable for the life of the Participant. B. Any Participant who would otherwise receive the standard benefit may elect not to take his/her benefit in such form by executing the form prescribed by the Committee for such election during the election period described in Subparagraph C., below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period. Notwithstanding the foregoing, an election by a married Participant not to receive the standard benefit as provided in Subparagraph A., above, shall not be effective unless (1) the Eligible Surviving Spouse has consented thereto in writing (including consent to the specific designated beneficiary to receive payments following the Participant’s death or to the specific benefit form elected, which designation or election may not subsequently be 112 changed by the Participant without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Participant) or a notary public, or (2) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable. C. The Committee shall furnish certain information, pertinent to the Subparagraph B. election, to each Participant no less than thirty (30) days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than one hundred eighty (180) days before his/her Annuity Starting Date. The furnished information shall include an explanation of (1) the terms and conditions of the standard benefit, (2) the Participant’s right to elect to waive the standard benefit and the effect of such election, (3) the rights of the Participant’s Eligible Surviving Spouse, if any, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Subparagraph D., below, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Participant may make or revoke such election shall be the one hundred eighty (180) day period ending on such Participant’s Annuity Starting Date provided that such election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to this Paragraph has been furnished to the Participant. D. If a Participant elects at any time during the Applicable Election Period to waive the standard form of benefit or the qualified preretirement survivor annuity form of benefit (or both), the Participant shall be allowed to elect the Qualified Optional Survivor Annuity form of benefit at any time during the Applicable Election Period. “Qualified Optional Survivor Annuity” means (ii) an annuity for the life of the Participant with a survivor annuity for the life of the spouse which is equal to the applicable percentage of the amount of the annuity which is payable during the joint lives of the Participant and the spouse, and (ii) which is the actuarial equivalent of a single annuity for the life of the Participant. Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence. For purposes of this paragraph and definition if the survivor annuity percentage is less than 75 percent, the applicable percentage is 75 percent, and is greater than or equal to 75 percent, the applicable percentage is 50 percent. For purposes of this paragraph and definition, the term “survivor annuity percentage” means the percentage which the survivor annuity under the Plan’s qualified joint and survivor annuity bears to the annuity payable during the joint lives of the Participant and the spouse. E. For purposes of Parts B, C or D of this Article XXII, the benefit for any Participant who has elected not to receive the standard benefit shall be paid in one of the following alternative forms to be selected by the Participant or, in the absence of such election, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of Section 401(a)(9) of the Code and applicable Treasury regulations thereunder: 1. A commercial annuity in the form of a single life annuity for the life of such Participant. 2. A commercial annuity (a) for the joint lives of the Participant and any person designated by the Participant, (b) for a term certain (of 5, 10, or 15 years) and continuous for the life of the Participant if he/she survives such term certain, or (c) for a term certain to the Participant and any designated beneficiary of the Participant if the Participant does not survive such term certain. 3. A lump sum. 113

4. Periodic installment payments to such Participant for a term certain or, in the event of such Participant’s death before the end of such term certain, to his/her designated beneficiary; provided, however, that such term certain shall not exceed the lesser of (i) ten years or (ii) the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his/her designated beneficiary. Upon the death of a beneficiary who is receiving installment payments under this Paragraph, the remaining balance in the Participant’s Transferred NGC Account shall be paid as soon as administratively feasible, in one lump sum cash payment, to the beneficiary’s executor or administrator or to his/her heirs at law if there is no administration of such beneficiary’s estate. The Annuity Starting Date for a distribution in a form other than a survivor annuity may be less than thirty (30) days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the survivor annuity and elect (with spousal consent) to a form of distribution other than a survivor annuity; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the survivor annuity is provided to the Participant; and (3) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. F. If a Participant, who terminated his/her employment under circumstances such that he/she was entitled to a benefit pursuant to Parts B, C, or D, dies prior to his/her Annuity Starting Date, the amount of the benefit to which he/she was entitled shall be paid pursuant to Paragraph 3. of this Part F, just as if such Participant had died while employed by the Employer except that his/her vested interest shall be determined pursuant to Parts B, C, or D, whichever is applicable. 3. Standard and Alternative Forms of Death Benefit A. For purposes of Part E, the standard death benefit for a deceased Participant who leaves an Eligible Surviving Spouse shall be a survivor annuity. Such survivor annuity shall be a commercial annuity which is payable for the life of such Eligible Surviving Spouse. B. Any Participant who would otherwise have his/her death benefit paid in the standard survivor annuity form may elect not to have his/her benefit paid in such form by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee, designating a primary beneficiary other than his/her Eligible Surviving Spouse or electing some form of payment other than a survivor annuity. Any election may be revoked and subsequent elections may be made or revoked at any time prior to a Participant’s date of death. C. Subparagraph B., above, to the contrary notwithstanding: 1. An election not to have the death benefit paid in the standard survivor annuity form as provided in Subparagraph A., above, shall not be effective unless (a) the Eligible Surviving Spouse has consented thereto in writing and such consent (i) acknowledges the effect of such election, (ii) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Participant without spousal consent) or expressly permits such designation by the Participant without the requirement of further consent by the spouse, and (iii) is witnessed by a Plan representative (other than the Participant) or a notary public or (b) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable. 114

2. An election not to have the death benefit paid in the standard survivor annuity form may be made before the first day of the Plan Year in which a Participant attains the age of thirty-five (35) only (a) after the Participant separates from service and only with respect to benefits accrued under the Plan before the date of such separation and (b) in the case of a Participant who has not separated from service, if the Participant has been furnished the information described in Subparagraph D., with such election to become invalid upon the first day of the Plan Year in which the Participant attains the age of thirty-five (35), whereupon a new election may be made by such Participant. D. The Committee shall furnish certain information pertinent to the Subparagraph B. election to each Participant within the period beginning with the first day of the Plan Year in which he/she attains the age of thirty-two (32) (but no earlier than the date such Participant begins participation in the Plan) and ending with the later of (1) the last day of the Plan Year preceding the Plan Year in which the Participant attains the age of thirty-five (35), or (2) a reasonable time after the Employee becomes a Participant. If a Participant separates from service before attaining age thirty-five (35), such information shall be furnished to such Participant within the period beginning one year before the Participant separates from service and ending one year after such separation. Such information shall also be furnished to a Participant who has not attained the age of thirty-five (35) or terminated employment, within a reasonable time after written request by such Participant. The furnished information shall include an explanation of (1) the terms and conditions of the survivor annuity, (2) the Participant’s right to elect to waive the survivor annuity and the effect of such election, (3) the rights of the Participant’s Eligible Surviving Spouse, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Subparagraph F., below, and (6) sufficient additional information to explain the relative value of such alternative forms of benefit. E. In the event a survivor annuity is to be paid to a Participant’s Eligible Surviving Spouse, such Eligible Surviving Spouse may elect to receive the benefit in one of the alternative forms set forth in Subparagraph 3.F. Within a reasonable time after written request by such Eligible Surviving Spouse, the Committee shall provide to such Eligible Surviving Spouse a written explanation of such survivor annuity form and the alternative forms of payment which may be selected along with the financial effect of each such form. F. For purposes of Part E, the death benefit of a deceased Participant who is not survived by an Eligible Surviving Spouse or who has elected not to have his/her death benefit paid in the standard survivor annuity form set forth in Subparagraph 3.A. shall be paid to his/her designated beneficiary in one of the following alternative forms to be selected by such beneficiary or, in the absence of such selection, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of Section 401(a)(9) of the Code and applicable Treasury regulations thereunder: 1. A commercial annuity in the form of a single life annuity for the life of the designated beneficiary. 2. A lump sum. G. If a deceased Participant who either is not survived by an Eligible Surviving Spouse or has elected (with spousal consent) not to have his/her standard death benefit paid in the standard survivor annuity form set forth in Subparagraph 3.(A.) does not have a valid beneficiary designation on file with the Committee at the time of his/her death, the designated beneficiary or beneficiaries to receive such Participant’s death benefit shall be as follows: 115

1. If a Participant leaves an Eligible Surviving Spouse, his/her designated beneficiary shall be such Eligible Surviving Spouse; 2. If a Participant leaves no Eligible Surviving Spouse, his/her designated beneficiary shall be (a) such Participant’s executor or administrator or (b) his/her heirs at law if there is no administration of such Participant’s estate. 4. Cash-Out of Benefit If a Participant terminates his/her employment and his/her vested interest in his/her Transferred NGC Account is not in excess of $5,000, such Participant’s benefit shall be paid in one lump sum payment in lieu of any other form of benefit herein provided. Any such payment shall be made at the time specified in Subparagraph l.A. of this Part F, without regard to the consent restrictions of Subparagraph l.B. of this Part F, and the election and spousal consent requirements of Paragraphs 2. and 3 .of this Part F, except that a married Participant’s death benefit shall be paid to his/her Eligible Surviving Spouse unless another beneficiary has been designated pursuant to the provisions of Subparagraph 3.B. The provisions of this Paragraph shall not be applicable to a Participant following his/her Annuity Starting Date. 5. Direct Rollover Election Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Part F, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Participant pursuant to the Plan’s loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Paragraph only if such Distributee’s Eligible Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Participant’s Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Paragraph, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan. 6. Benefits from Account Balances With respect to any benefit payable in any form pursuant to the Plan, such benefit shall be provided from the Transferred NGC Account balance(s) to which the particular Participant or beneficiary is entitled. 7. Commercial Annuities At the direction of the Committee, the Trustee may pay any form of benefit provided hereunder other than a lump sum payment or a Direct Rollover pursuant to Paragraph 5. of this Part F by the purchase of a commercial annuity contract and the distribution of such contract to the Participant or beneficiary. Thereupon, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Participant or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted, or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment, and consent provisions of Paragraphs 1., 2., and 3. of this Part F. 116

8. Present Value Determinations The present value of a qualified joint and survivor annuity benefit or a qualified preretirement survivor annuity benefit shall be calculated by using the Applicable Mortality Table and the Applicable Interest Rate. For purposes of the preceding sentence, the terms “Applicable Mortality Rate” and “Applicable Interest Rate” shall have the meaning for such terms stated in Code Section 417(e)(3), Treasury regulations promulgated under that section, and in applicable rulings and guidance published by the Internal Revenue Service with respect to such terms and the Code, including without limitation, changes enacted by the Pension Protection Act of 2006 (P. L. 109-280). Provided, that the Plan and amendment thereof to add the preceding sentence shall be applied and interpreted consistent with the Code in such manner as does not decrease the accrued benefit of a Participant. 9. Unclaimed Benefits In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Committee’s determination thereof, such benefit shall be forfeited. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan. 10. Claims Review A claim for Plan benefits by a Participant or beneficiary shall be administered in accordance with paragraph 7 of Article XV. PART G. Transferred NGC Accounts; In-Service Withdrawals 1. In-Service Withdrawals A. A Participant may withdraw any or all amounts held in his/her Transferred NGC After- Tax Account. B. A Participant who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to Subparagraph 1.A., above, and Paragraphs 3. and 4. of this Part G, below, as applicable, and pursuant to the provisions of any other plans of the Company of which he is a Participant and who has obtained all loans available pursuant to Article XII of the Plan and pursuant to the provisions of any other plans of the Company of which he is a Participant, may withdraw from his/her Transferred NGC Rollover Contribution Account and his/her Transferred NGC Before-Tax Account amounts not to exceed the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. Such withdrawal shall come, first, from the Participant’s Transferred NGC Rollover Contribution Account and, second, from his/her Transferred NGC Before-Tax Account. For purposes of this Paragraph, financial hardship shall mean the immediate and heavy financial needs of the Participant. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The determination of the existence of a Participant’s financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. The decision of the Committee shall be final and binding, provided that all Participants 117 similarly situated shall be treated in a uniform and nondiscriminatory manner. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Participant if the withdrawal is for: 1. Expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant’s spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code and not reimbursed or reimbursable by insurance; 2. Costs directly related to the purchase of a principal residence of the Participant (excluding mortgage payments); 3. Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Participant or the Participant’s spouse, children, or dependents (as defined in Section 152 of the Code); 4. Payments necessary to prevent the eviction of the Participant from his/her principal residence or foreclosure on the mortgage of the Participant’s principal residence; or 5. Payments for burial or funeral expenses for the Participant’s deceased parent, spouse, children or dependents (as defined in Code Section 152, without regard to Code Section 152(d)(1)(B); 6. Expenses for the repair or damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income; and 7. Such other financial needs that the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability. The above notwithstanding, (1) withdrawals under this Paragraph from a Participant’s Transferred NGC Before-Tax Account shall be limited to the sum of the Participant’s Transferred NGC Before-Tax Contributions to the Plan, plus income allocable thereto and credited to the Participant’s Transferred NGC Before-Tax Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) amounts allocated to a Participant’s Transferred NGC Before-Tax Account pursuant to the provisions of Subparagraph 2.E, below, of this Part G shall not be subject to withdrawal. A Participant who makes a withdrawal from his/her Transferred NGC Before-Tax Account under this Paragraph may not make elective contributions or employee contributions to the Plan or any other qualified or nonqualified plan of the Company for a period of twelve (12) months following the date of such withdrawal. A Participant shall be allowed a Qualified Reservist Distribution with respect to a Transferred NGC Before-Tax Account in the same manner and to the same extent as is applicable under Article XII of the Plan. 2. Restriction on In-Service Withdrawals A. All withdrawals pursuant to this Part G shall be made in accordance with the provisions and within the time period prescribed by the Committee prior to the proposed date of withdrawal. 118

B. Notwithstanding the provisions of this Part G, not more than one withdrawal pursuant to Subparagraph 1.A shall be made in any one calendar quarter, and (ii) no withdrawal shall be made from a Transferred NGC Account to the extent such Account has been pledged to secure a loan from the Plan. C. If a Participant’s Transferred NGC Account from which a withdrawal is made is invested in more than one investment option under the Plan, the withdrawal shall be made pro rata from each investment option under the Plan in which such Transferred NGC Account is invested. D. All withdrawals under this paragraph shall be paid in cash. E. Any withdrawal hereunder shall be subject to the Direct Rollover election described in Paragraph 5. of Part F of this Article XXII. F. Except as provided in Paragraph 3. of this Part G, below, this Part G shall not be applicable to a Participant following termination of employment and the amounts in such Participant’s Transferred NGC Account shall be distributable only in accordance with the provisions of Part F. 3. Withdrawal Exception Following Termination Withdrawal following a termination of employment may be allowed to the extent such withdrawal would be permissible under the provisions of Appendices A and B and related provisions of the NGC Plan with respect to withdrawals from a Trident Account or Destec Account, if applicable, which provisions are incorporated herein and made a part of this paragraph and the Plan by reference for all purposes. PART H. Definitions Where the following words and phrases appear in this Article XXII of the Plan, they shall have the respective meanings set forth below, unless their use in a particular context indicates to the contrary. 1. Annuity Starting Date With respect to each Participant or beneficiary, the first day of the first period for which an amount is payable to the Participant or beneficiary from the Trust of the Plan as an annuity or in any other form. 2. Eligible Surviving Spouse (a) In the case of a Participant who is living on his/her Annuity Starting Date, the spouse to whom a deceased Participant was married on his/her Annuity Starting Date and (b) in the case of a Participant who dies before his/her Annuity Starting Date, the spouse to whom a deceased Participant was married on the date of his/her death. 3. Normal Retirement Date The date the Participant attains age sixty-five (65). 4. Transferred NGC After-Tax Account An individual account for each Participant which is credited with the balance, if any, of such Participant’s Prior Employee (Post-Tax) Contribution Account under the NGC Plan as of December 31, 1997, and 119 which is credited with (or debited for) such account’s allocation of net income (or net loss) and changes in value of the trust fund of said Plan and this Plan. 5. Transferred NGC Before-Tax Account An individual account for each Participant, which (a) is credited with (1) the balance in such Participant’s Elective Deferral Contributions Account (also known as the Pre-tax Contributions Account) under the NGC Plan as of December 31, 1997, and (2) the Before-Tax Contributions made by the Employer on such Participant’s behalf and the Employer Safe Harbor Contributions, if any, made on such Participant’s behalf pursuant to Section 3.5 of said Plan to satisfy the restrictions set forth in Section 3.1(e) thereof, and (3) is credited with (or debited for) such account’s allocation of net income (or net loss) and changes in value of the Trust of said plan and this Plan. 6. Transferred NGC Rollover Contribution Account An individual account for a Participant, which is credited with the sum of (a) the amount, if any, credited to such Participant’s Rollover Contributions Account under the NGC Plan as of December 31, 1997, and (b) the Rollover Contributions of such Participant and which is credited with (or debited for) such account’s allocation of net income (or net loss) and changes in value of the Trust Fund. 7. Vested Interest The portion of the Participant’s Transferred NGC Account which, pursuant to the Plan, is nonforfeitable. 120

ARTICLE XXIII. MODIFICATION AND TERMINATION PARAGRAPH 1. Amendment and Termination of Plan The Company hopes and expects to continue the Plan indefinitely. However, the right to amend, modify or terminate the Plan is necessarily reserved by the Company. The amendment or modification of the Plan may be made by the Sponsor Committee, executing a written instrument signed by its designee containing such amendment or modification as the Sponsor Committee deems necessary or advisable (pursuant to authority which has been duly delegated to the designee by the Board or Sponsor Committee and is hereby acknowledged and recognized). 2. Limit to Effect of Modification A modification may affect Participants at the time thereof as well as future Participants, but no modification, termination or partial termination or discontinuance of the Plan for any reason may diminish the account of any Participant as of the effective date of such modification or discontinuance. No modification may alter the allocation of the benefits as between Officers and Directors on the one hand and other Employees on the other hand. A modification which affects the rights or duties of the Trustee may be made only with the consent of the Trustee. 3. Participant Rights in Case of Modification In the event that any modification of the Plan shall adversely affect the rights of any Participant as to the use of or withdrawal from his/her account, such Participant, for a period of ninety (90) days after the effective date of such modification, shall have the option, to be exercised by written notice to the Trustee in form prescribed by the Committee (a copy of which form of notice shall accompany the notice of modification), to have liquidated and distributed to him/her his/her entire account as of the effective date of such modification; provided, that such right of distribution shall be subject to any applicable qualification requirements of the Code and regulations thereunder, and shall not be permitted to the extent the Committee determines that such distribution will adversely affect the qualified status of the Plan, or is otherwise not permissible or authorized under the Code and regulations. 4. Nonforfeitability Notwithstanding any other provisions of the Plan, in the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan after the date of the enactment of the Employee Retirement Income Security Act of 1974, each Participant in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). 5. Termination Distributions The Company reserves the right to terminate the trust under the Trust Agreement, but upon any termination or partial termination of the trust, each Participant will receive distribution of the entire balance of his/her account held under the Trust (subject to the successor plan rule in Treas. Reg. 1.40l(k)- 121

l(d)(4)), provided that if the Participant’s Account exceeds $5,000, it shall not be immediately distributed prior to his/her attaining age sixty-five (65) without the written consent of the Participant; but no consent to immediate distribution shall be required in the event of death of the Participant, and such requirement of consent shall not give a Participant a right to any form or method of payment of his/her account other than immediate distribution of his/her entire account balance. 6. Transfer or Sponsorship of Plan The Plan is sponsored by the Company for the exclusive benefit of the employees of the Company and its Subsidiaries and their subsidiaries and their beneficiaries. Any transfer of sponsorship of the Plan to a successor employer may be permissible in connection with the acquisition of business assets or operations, but such a transfer of sponsorship of the Plan shall not be made if it is not in connection with the acquisition of a business assets or operations or if substantially all business risks and opportunities under the transaction are those associated with the transfer of the sponsorship of the Plan. 122

ARTICLE XXIV. ONEOK 401(K) PLAN TRANSFER PROVISIONS PARAGRAPH 1. Definitions A. Former ONE Gas Employee “Former ONE Gas Employee” means any individual (or any beneficiary, dependent, or alternate payee of such individual, as the context requires) whose employment with any member of the ONEOK Group was terminated prior to January 1, 2014, if such individual was allocated in connection with the Separation to any member of the ONE Gas Group as of January 1, 2014 by ONEOK, Inc. in its sole discretion. B. ONE Gas Employee “ONE Gas Employee” means an active employee or an employee on vacation or on approved leave of absence (including sick leave, qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, and leave under the Family Medical Leave Act, as amended), in either case, of any member of the ONE Gas Group on or after January 1, 2014, and shall include any beneficiary, dependent, or alternate payee of such employee, as the context requires. C. ONE Gas Group “ONE Gas Group” means ONE Gas, Inc. and each subsidiary of ONE Gas, Inc. as of January 1, 2014 and any ONE Gas subsidiary that is established or acquired after January 1, 2014. D. ONEOK Group “ONEOK Group” means (i) prior to January 1, 2014, ONEOK, Inc. and any of its direct or indirect Subsidiaries, and (ii) on and after January 1, 2014, ONEOK, Inc. and its Subsidiaries as of January 1, 2014 (other than any member of the ONE Gas Group) and any ONEOK, Inc. Subsidiary (other than any member of the ONE Gas Group) that is established or acquired after January 1, 2014. E. ONE Gas Participant “ONE Gas Participant” for purposes of this Article XXIV is each person who satisfies both (a) and (b) as follows, where: (a) requires the person to be a Former ONE Gas Employee or ONE Gas Employee who was a Participant in the ONEOK, Inc. 401(k) Plan prior to January 1, 2014; and where (b) requires the person’s ONEOK, Inc. 401(k) Plan Account to be transferred to the ONE Gas, Inc. 401(k) Plan on or after January 1, 2014 in connection with the Separation. F. Separation “Separation” means the distribution of all of the outstanding shares of ONE Gas, Inc. common stock to the holders of shares of ONEOK, Inc. common stock. G. Transferred Participants. “Transferred Participants” means ONE Gas Employees and Former ONE Gas Employees who were participants in the ONEOK, Inc. Profit Sharing Plan. 123

2. Trust to Trust Transfer The Company shall direct the Trustee to receive, accept transfer of, and hold as a part of the Trust, the funds, deposits, property, assets, and/or accounts from the ONEOK, Inc. 401(k) Plan on behalf of ONE Gas Participants (“Transfer”). If a ONE Gas Participant whose account is so Transferred is otherwise eligible and not already participating in the Plan, he/she shall become a Participant at the time of such Transfer. Any funds or property from the account of a Participant under the ONEOK, Inc. 401(k) Plan which are so Transferred and accepted by the Trustee shall be received and deposited in full to an account or accounts of that Participant under this Plan, and shall thereupon become a part of the Trust held for the account of that Participant in accordance with all the terms and provisions, rules, requirements and limitations of this Plan, except as otherwise provided in this Article XXIV. The Committee shall determine and prescribe reasonable and appropriate procedures, certifications, and other requirements to be accomplished and performed by the Company, the Trustee, the Participant, ONEOK and the plan administrator and trustee of the ONEOK, Inc. 401(k) Plan, in order to assure an effective and satisfactory Transfer, and any such Transfer shall be conditioned upon compliance with all such requirements. Notwithstanding any of the foregoing, the Company shall have no obligation to make any contributions to the Plan to or for the benefit of any ONE Gas Participant by reason of any such transfer or deposit to the Trust under this Paragraph 2. 3. Crediting of Service Notwithstanding any other provision of the Plan, this Plan shall recognize all Days of Service, Hours of Service and Years of Service credited for a ONE Gas Participant in the ONEOK, Inc. 401(k) Plan prior to January 1, 2014 for purposes of eligibility, benefit accrual and vesting in this Plan. For the period beginning after December 31, 2013 through the Separation, Severance from Employment shall not include a transfer from the ONE Gas Group to the ONEOK Group or from the ONEOK Group to the ONE Gas Group. Following the Separation, a Severance from Employment shall include a transfer from the ONE Gas Group to the ONEOK Group. 4. Recognition of Elections Notwithstanding any other provision of the Plan, this Plan shall recognize all elections made by ONE Gas Participants in the ONEOK, Inc. 401(k) Plan, including, but not limited to, investment and payment form elections, dividend elections, beneficiary designations and the rights of alternate payees under qualified domestic relations orders. 124